                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001

MAY 4, 2001 SHAREHOLDERS MEETING

     A shareholders meeting was held on May 4, 2001 and the following changes were approved by the shareholders of the portfolios noted below. Each of these changes is effective immediately.

BALANCED TRUST

Manufacturers Adviser Corporation was approved as subadviser to the Balanced Trust.

REAL ESTATE SECURITIES TRUST

     ADVISORY FEE INCREASE
     ---------------------

An increase in the advisory fee was approved. The new advisory fee is as follows:

                                                                      BETWEEN
                                                                   $200 MILLION
                                                 FIRST                  AND               EXCESS OVER
PORTFOLIO                                    $200 MILLION          $500 MILLION          $500 MILLION
Real Estate Securities Trust .............      .800%                 .750%                .750%


     AMENDED AND RESTATED INVESTMENT OBJECTIVE
     -----------------------------------------

The investment objective of the Real Estate Securities Trust was amended and restated as follows:

     "to seek to achieve a combination of long-term capital appreciation and current income."

MID CAP STOCK TRUST

     The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

                   THE DATE OF THIS SUPPLEMENT IS MAY 4, 2001.

                         MANUFACTURERS INVESTMENT TRUST

                 73 Tremont Street, Boston, Massachusetts 02108

Manufacturers Investment Trust is an open-end management investment company, commonly known as a mutual fund which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. Manufacturers Investment Trust provides a range of investment objectives through sixty separate investment portfolios. The names of those portfolios are as follows:

         INTERNET TECHNOLOGIES TRUST

         PACIFIC RIM EMERGING MARKETS TRUST



         TELECOMMUNICATIONS

         SCIENCE & TECHNOLOGY TRUST

         INTERNATIONAL SMALL CAP TRUST

         HEALTH SCIENCES TRUST

         AGGRESSIVE GROWTH TRUST

         EMERGING SMALL COMPANY TRUST

         SMALL COMPANY BLEND TRUST

         DYNAMIC GROWTH TRUST

         MID CAP GROWTH TRUST

         MID CAP OPPORTUNITIES

         MID CAP STOCK TRUST

         ALL CAP GROWTH TRUST

         FINANCIAL SERVICES TRUST

         OVERSEAS TRUST

         INTERNATIONAL STOCK TRUST

         INTERNATIONAL VALUE TRUST


         CAPITAL APPRECIATION TRUST

         STRATEGIC OPPORTUNITIES TRUST

         QUANTITATIVE MID CAP TRUST


         GLOBAL EQUITY TRUST

         STRATEGIC GROWTH TRUST

         GROWTH TRUST

         LARGE CAP GROWTH TRUST

         ALL CAP VALUE TRUST

         CAPITAL OPPORTUNITIES TRUST

         QUANTITATIVE EQUITY TRUST

         BLUE CHIP GROWTH TRUST

         UTILITIES TRUST

         REAL ESTATE SECURITIES TRUST

         SMALL COMPANY VALUE TRUST

         MID CAP VALUE TRUST

         VALUE TRUST

         EQUITY INDEX TRUST

         TACTICAL ALLOCATION TRUST

         FUNDAMENTAL VALUE TRUST

         GROWTH & INCOME TRUST

         U.S. LARGE CAP VALUE TRUST

         EQUITY-INCOME TRUST

         INCOME & VALUE TRUST

         BALANCED TRUST

         HIGH YIELD TRUST

         STRATEGIC BOND TRUST

         GLOBAL BOND TRUST

         TOTAL RETURN TRUST

         INVESTMENT QUALITY BOND TRUST

         DIVERSIFIED BOND TRUST

         U.S. GOVERNMENT SECURITIES TRUST

         MONEY MARKET TRUST

         SMALL CAP INDEX TRUST

         INTERNATIONAL INDEX TRUST

         MID CAP INDEX TRUST

         TOTAL STOCK MARKET INDEX TRUST

         500 INDEX TRUST

         LIFESTYLE AGGRESSIVE 1000 TRUST

         LIFESTYLE GROWTH 820 TRUST

         LIFESTYLE BALANCED 640 TRUST

         LIFESTYLE MODERATE 460 TRUST

         LIFESTYLE CONSERVATIVE 280 TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MANUFACTURERS INVESTMENT TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                   The date of this Prospectus is May 1, 2001.

                         MANUFACTURERS INVESTMENT TRUST

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY................................................................................................
      Risks of Investing in Each Portfolio.........................................................................
      Performance Information for Each Portfolio...................................................................
         Internet Technologies Trust...............................................................................
         Pacific Rim Emerging Markets Trust........................................................................
          Telecommunications Trust.................................................................................
         Science & Technology Trust................................................................................
         International Small Cap Trust.............................................................................
         Health Sciences Trust.....................................................................................
         Aggressive Growth Trust...................................................................................
         Emerging Small Company Trust..............................................................................
         Small Company Blend Trust.................................................................................
         Dynamic Growth Trust......................................................................................
         Mid Cap Growth Trust......................................................................................
         Mid Cap Opportunities Trust...............................................................................
         Mid Cap Stock Trust.......................................................................................
         All Cap Growth Trust......................................................................................
         Financial Services Trust..................................................................................
         Overseas Trust............................................................................................
         International Stock Trust.................................................................................
         International Value Trust.................................................................................
          Capital Appreciation Trust...............................................................................
         Strategic Opportunities Trust (formerly, Mid Cap Blend Trust).............................................
         Quantitative Mid Cap Trust................................................................................
          Global Equity Trust......................................................................................
         Strategic Growth Trust....................................................................................
         Growth Trust..............................................................................................
         Large Cap Growth Trust....................................................................................
         All Cap Value Trust.......................................................................................
         Capital Opportunities Trust...............................................................................
         Quantitative Equity Trust ................................................................................
         Blue Chip Growth Trust ...................................................................................
         Utilities Trust...........................................................................................
         Real Estate Securities Trust..............................................................................
         Small Company ValueTrust..................................................................................
         Mid Cap Value Trust.......................................................................................
         Value Trust...............................................................................................
         Equity Index Trust........................................................................................
         Tactical Allocation Trust.................................................................................
         Fundamental Value Trust...................................................................................
         Growth & Income Trust.....................................................................................
         U.S. Large Cap Value Trust................................................................................
         Equity-Income Trust ......................................................................................
         Income & Value Trust......................................................................................
         Balanced Trust............................................................................................
         High Yield Trust..........................................................................................
         Strategic Bond Trust......................................................................................
         Global Bond Trust.........................................................................................
         Total Return Trust........................................................................................
         Investment Quality Bond Trust.............................................................................
         Diversified Bond Trust....................................................................................
         U.S. Government Securities Trust..........................................................................
         Money Market Trust........................................................................................
         The Index Trusts..........................................................................................
         The Lifestyle Trusts......................................................................................
     Risks of Investing in Certain Types of Securities.............................................................
     Performance...................................................................................................

INVESTMENT OBJECTIVES AND POLICIES.................................................................................
         Internet Technologies Trust...............................................................................
         Pacific Rim Emerging Markets Trust........................................................................
          Telecommunications Trust.................................................................................
         Science & Technology Trust................................................................................
         International Small Cap Trust.............................................................................
         Health Sciences Trust.....................................................................................
         Aggressive Growth Trust...................................................................................
         Emerging Small Company Trust..............................................................................
         Small Company Blend Trust.................................................................................
         Dynamic Growth Trust......................................................................................
         Mid Cap Growth Trust......................................................................................
         Mid Cap Opportunities Trust...............................................................................
         Mid Cap Stock Trust.......................................................................................
         All Cap Growth Trust......................................................................................
         Financial Services Trust..................................................................................
         Overseas Trust............................................................................................
         International Stock Trust.................................................................................
         International Value Trust.................................................................................
          Capital Appreciation Trust...............................................................................
         Strategic Opportunities Trust (formerly, Mid Cap Blend Trust).............................................
         Quantitative Mid Cap Trust................................................................................
          Global Equity Trust......................................................................................
         Strategic Growth Trust....................................................................................
         Growth Trust..............................................................................................
         Large Cap Growth Trust....................................................................................
         All Cap Value Trust.......................................................................................
         Capital Opportunities Trust...............................................................................
         Quantitative Equity Trust ................................................................................
         Blue Chip Growth Trust ...................................................................................
         Utilities Trust...........................................................................................
         Real Estate Securities Trust..............................................................................
         Small Company Value Trust.................................................................................
         Mid Cap Value Trust.......................................................................................
         Value Trust...............................................................................................
         Equity Index Trust........................................................................................
         Tactical Allocation Trust.................................................................................
         Fundamental Value Trust...................................................................................
         Growth & Income Trust.....................................................................................
         U.S. Large Cap Value Trust................................................................................
         Equity-Income Trust ......................................................................................
         Income & Value Trust......................................................................................
         Balanced Trust............................................................................................
         High Yield Trust..........................................................................................
         Strategic Bond Trust......................................................................................
         Global Bond Trust.........................................................................................
         Total Return Trust........................................................................................
         Investment Quality Bond Trust.............................................................................
         Diversified Bond Trust....................................................................................
         U.S. Government Securities Trust..........................................................................
         Money Market Trust........................................................................................
         The Index Trusts..........................................................................................
         The Lifestyle Trusts......................................................................................
ADDITIONAL INVESTMENT POLICIES AND TRANSACTIONS....................................................................
     Additional Investment Policies................................................................................
     Hedging and Other Strategic Transactions......................................................................
     Other Risks of Investing......................................................................................
MANAGEMENT OF THE TRUST............................................................................................
     Advisory Arrangements.........................................................................................
     Subadvisory Arrangements......................................................................................
     Portfolio Turnover............................................................................................

GENERAL INFORMATION................................................................................................
     Taxes.........................................................................................................
     Dividends.....................................................................................................
     Purchase and Redemption of Shares.............................................................................
FINANCIAL HIGHLIGHTS...............................................................................................

                               RISK/RETURN SUMMARY

         Manufacturers Investment Trust is a series trust, which means that it has a number of portfolios, each with a stated investment objective and separate investment policies. Currently, there are sixty such portfolios. The investment objectives, principal investment strategies and principal risks of investing in each portfolio are set forth below. In addition, performance information for each portfolio is included with each portfolio description. An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISKS OF INVESTING IN EACH PORTFOLIO

         The risks of investing in each portfolio are described below. If these risks materialize, an investor could lose money in the portfolio. Since many of the sixty portfolios described below have similar investment policies or invest in similar types of securities, the risks of investing in the following types of securities are described below at the end of the Risk/Return section under "Risks of Investing in Certain Types of Securities."

         -        Non-Diversified Portfolios

         -        Equity Securities

         -        Fixed Income Securities

         -        Investment Grade Fixed Income Securities in the Lowest Rating
                  Category

         -        Lower Rated Fixed Income Securities

         -        Small and Medium Size Companies

         -        Foreign Securities

         -        Internet Related Investments

The definition of a non-diversified portfolio and the risks associated with such a portfolio are also contained in this section.

         There can be no assurance that a portfolio will achieve its investment objective.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

         The performance information for each portfolio description contains a bar chart and a performance table.

         Bar Chart. The bar chart provides some indication of the risk of investing in each portfolio by showing changes in the performance of each portfolio from year to year over a ten-year period. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

         Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2000 to those of a broad market index. If the period since inception of the portfolio is less than one year, the performance will be aggregate total return rather than an average annual total return.

         Performance information in the Bar Chart and the Performance Table reflect all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charge a sales load or a surrender fee.

         The bar chart and table shown below under "Performance" provide some indication of the risks of investing in each portfolio of the Trust.



INTERNET TECHNOLOGIES TRUST

Investment Objective

         The investment objective of the Internet Technologies Trust is to seek long-term capital appreciation.

Investment Policies

         Munder Capital Management ("Munder"), the subadviser to the portfolio, seeks to achieve this objective by investing primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

         Under normal market conditions, the Internet Technologies Trust will invest at least 65% of its total assets in equity securities of companies that are:

         (a) engaged in the research, design, development, manufacturing of products, processes or services for use with the Internet related businesses, or

         (b) engaged to a significant extent in the business of distributing products, processes or services for use with the Internet related businesses.

         There is no limit on the market capitalization of the companies the portfolio may invest in, or in the length of operating history for the companies. The portfolio may invest without limit in initial public offerings. The portfolio may also invest up to 25% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests primarily in equity securities including those of small companies. The risks of investing in equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities." Many internet companies are start-up companies and, therefore, the risks associated with investing in small companies are heightened for these companies.

- The portfolio is subject to "industry risk" since it will invest primarily in companies engaged in Internet and Intranet related activities. Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Therefore, the portfolio's performance may be more volatile than that of a portfolio that does not concentrate in a particular sector.

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Due to the portfolio's emphasis on Internet related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that investment primarily in small cap securities. Investing in the portfolio alone cannot provide a balanced investment program.


PACIFIC RIM EMERGING MARKETS TRUST

Investment Objective

         The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital.

Investment Policies

         Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. The countries of the Pacific Rim region are:

         -   Australia             -   Hong Kong             -   Pakistan            -   Taiwan
         -   China                 -   Japan                 -   Philippines         -   Thailand
         -   India                 -   Malaysia              -   Singapore
         -   Indonesia             -   New Zealand           -   South Korea

         The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 65% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and the portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging market countries. The risks of investing in equity securities and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

TELECOMMUNICATIONS TRUST

Investment Objective

         The principal investment objective of the Telecommunications Trust is to seek capital appreciation. A secondary objective is to earn income.

Investment Policies

         INVESCO Funds Group, Inc. ("INVESCO"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcast and internet access.

         The Telecommunications Trust may invest any portion of its assets in foreign securities, (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments in securities of companies engaged in the telecommunications sector, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, companies in this sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The risks of investing in companies engaged in the telecommunications sector are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed-income securities, including lower rated fixed-income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

SCIENCE & TECHNOLOGY TRUST

Investment Objective

         The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to achieve this objective by investing at least 65% of the portfolio's total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

Principal Risks of Investing in this Portfolio

- The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly. Therefore, a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors.

- The portfolio invests extensively in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests primarily in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 30% of its assets in foreign securities which increases the risk of investing in the portfolio as described below under "Risk of Investing in Certain Types of Securities."

- Due to the portfolio's emphasis on science and technology sectors, including Internet related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that investment primarily in small cap securities. Investing in the portfolio alone cannot provide a balanced investment program.

INTERNATIONAL SMALL CAP TRUST

Investment Objective

         The investment objective of the International Small Cap Trust is to seek long-term capital appreciation.

Investment Policies

         Founders Asset Management LLC ("Founders"), the subadviser to the portfolio, seeks to achieve this objective by investing the portfolio's assets primarily in the common stocks of foreign companies which have a market value or annual revenues of $1.5 billion or less. These foreign companies may be located in both developed and lesser-developed countries. The International Small Cap Trust may also invest in fixed income securities if Founders believes they may increase in value.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities, especially securities of small companies. The risks of investing in foreign securities, equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

- Because the portfolio invests primarily in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. small companies.

HEALTH SCIENCES TRUST

Investment Objective

         The principal investment objective of the Health Sciences Trust is to seek long-term capital appreciation.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.

         While most assets will be invested in U.S. common stocks, the Health Sciences Trust may purchase other securities, including foreign securities, futures, and options.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The portfolio may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The risks of investing in the health sciences sector are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities of smaller or unseasoned companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

AGGRESSIVE GROWTH TRUST

Investment Objective

         The investment objective of the Aggressive Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. ("AIM"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category. The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. The portfolio may invest up to 25% of its total assets in foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

-        The portfolio may invest up to 25% of its assets in foreign securities.
         The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

EMERGING SMALL COMPANY TRUST

Investment Objective

         The investment objective of the Emerging Small Company Trust is to seek long-term growth of capital.

Investment Policies

         Franklin Advisers, Inc. ("Franklin"), the subadviser to the portfolio, seeks to achieve the portfolio's investment objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000 Index ("small cap stocks") at the time of purchase. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

         The portfolio may also invest up to 35% (measured at the time of purchase) of its assets in larger capitalization companies which Franklin believes have strong growth potential. The portfolio may invest up to 25% of its total assets in foreign securities, although the portfolio currently intends to limit its investments in foreign securities to 10% of its total assets. The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS").

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small and medium size companies) securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

SMALL COMPANY BLEND TRUST

Investment Objective

         The investment objective of the Small Company Blend is to seek long-term growth of capital and income. Generation of current dividends will be a secondary consideration.

Investment Policies

         Capital Guardian Trust Company ("CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. In determining market capitalization, CGTC may consider the value of shares which are publicly traded.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

DYNAMIC GROWTH TRUST

Investment Objective

         The investment objective of the Dynamic Growth Trust is to seek long-term growth of capital.

Investment Policies

         Janus Capital Corporation ("Janus"), the subadviser to the portfolio, seeks to achieve this investment objective by investing primarily in equity securities selected for their growth potential with normally at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P Mid Cap-400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the S&P Mid Cap-400 Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

         The Dynamic Growth Trust may invest in foreign securities. There are no limitations on the countries in which the Dynamic Growth Trust may invest and the portfolio may, at times, have significant foreign exposure.

         The Dynamic Growth Trust may also invest to a lesser degree in (a) debt securities, (b) indexed/structured securities and (c) high yield/high risk bonds (not to exceed 35% of the portfolio's assets).

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities including those of small companies. The risks of investing in equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

MID CAP GROWTH TRUST

Investment Objective

         The principal investment objective of the Mid Cap Growth Trust is to seek capital appreciation.

Investment Policies

         INVESCO Funds Group, Inc. ("INVESCO"), the subadviser to the portfolio, seeks to attain this objective by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase. The portfolio may also invest in other types of securities, including preferred stocks, convertible securities and bonds, and in the securities of smaller companies. The portfolio's core investments are securities of established companies that INVESCO believes are leaders in attractive growth markets and have a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

         The Mid Cap Growth Trust may invest up to 25% of its assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Securities of Canadian issuers and ADRs are not subject to this percentage limitation.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed-income securities (including investment grade fixed-income securities in the lowest rating category). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

MID CAP OPPORTUNITIES TRUST

Investment Objective

         The investment objective of the Mid Cap Opportunities Trust is to seek capital appreciation.

Investment Policies

         Putnam Investment Management, L.L.C. ("Putnam"), the subadviser to the Mid Cap Opportunities Trust, seeks to attain this objective by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on stocks issued by companies believed by Putnam to be fast-growing and likely to increase earnings over time. The portfolio invests mainly in mid-sized companies.

         The Mid Cap Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

MID CAP STOCK TRUST

Investment Objective

         The investment objective of the Mid Cap Stock Trust is to seek long-term growth of capital.

Investment Policies

         Wellington Management Company, LLP ("Wellington Management"), the subadviser to the portfolio, seeks to achieve the Trust's objective by investing the portfolio's assets primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

ALL CAP GROWTH TRUST

Investment Objective

         The investment objective of the All Cap Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. ("AIM"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

         The All Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

- "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

- "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

         The portfolio may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.
- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

FINANCIAL SERVICES TRUST

Investment Objective

         The principal investment objective of the Financial Services Trust is to seek growth of capital.

Investment Policies

         Davis Selected Advisers, LP ("Davis"), the subadviser to the portfolio, seeks to attain this objective by investing primarily in common stocks of financial services companies. During normal market conditions, at 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that sector. The risks of investing in the banking and financial services industries are set forth below under "Risks of Investing in Certain Types of Securities."

OVERSEAS TRUST

Investment Objective

         The investment objective of the Overseas Trust is to seek growth of capital.

Investment Policies

         Fidelity Management & Research Company ("FMR"), the subadviser to the portfolio, normally invests at least 65% of the portfolio's total assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio may also invest in U.S. issuers. FMR normally invests the portfolio's assets primarily in common stocks. FMR normally allocates investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. FMR uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest up to 35% of its assets in non-investment grade debt securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

INTERNATIONAL STOCK TRUST

Investment Objective

         The investment objective of the International Stock Trust is long-term growth of capital.

Investment Policies

         T. Rowe Price International, Inc. ("T. Rowe International"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in common stocks of established, non-U.S. companies. The portfolio may also invest up to 35% of its assets in fixed income securities and equity-related securities such as preferred stocks, warrants and convertible securities. T. Rowe International expects geographic diversification will be wide, including both developed and emerging markets.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities including securities of companies in emerging markets. This and other risks of investing in foreign securities and equity securities are set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio may invest in foreign securities in emerging markets, an investment in the portfolio will be riskier than a portfolio that only invests in developed foreign countries.

INTERNATIONAL VALUE TRUST

Investment Objective

         The investment objective of the International Value Trust is to seek long-term growth of capital.

Investment Policies

         Templeton Investment Counsel, Inc. ("Templeton"), the subadviser to the portfolio, seeks to achieve this investment objective by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

         Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in debt (fixed income) securities including foreign debt securities. The risks of investing in fixed income securities and in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio has a 25% limit on debt securities, these risks will not affect the portfolio to the same degree as the risks of foreign equity securities.


CAPITAL APPRECIATION TRUST

Investment Objective

         The principal investment objective of the Capital Appreciation Trust is long term growth of capital.

Investment Policies

         Jennison Associates LLC ("Jennison"), the subadviser to the Capital Appreciation Trust seeks to attain this objective by investing at least 65% of the portfolio's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies. Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued.

         The Capital Appreciation Trust may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust)

Investment Objective

         The principal investment objective of the Strategic Opportunities Trust is growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

Investment Policies

         Fidelity Management & Research Company ("FMR"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in common stocks of U.S. issuers or securities convertible into or which carry the right to buy common stocks. The portfolio may also invest in non-convertible preferred stocks and fixed income securities. Normally, the portfolio will not invest more than 15% of its assets in these securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

QUANTITATIVE MID CAP TRUST

Investment Objective

         The principal investment objective of the Quantitative Mid Cap Trust is to seek long-term capital growth.

Investment Policies

         Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 35% of its total assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

         Stocks of publicly traded companies -- and mutual funds that hold these stock -- can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid- and small-cap stocks. For purposes of the restrictions set forth above, large cap securities are securities of companies with market capitalizations exceeding $15 billion and mid cap securities are securities of companies with market capitalizations between $1.5 billion and $15 billion. These definitions may change over time as market valuations change. The portfolio may also invest in foreign securities and to a limited extent in fixed income securities including money market instruments.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially mid-cap equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities - Equity Securities" and "Risks of Investing in Certain Types of Securities - Small and Medium Size Companies."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."



GLOBAL EQUITY TRUST

Investment Objective

         The investment objective of the Global Equity Trust is long-term capital appreciation.

Investment Policies

         Putnam Investment Management, Inc. ("Putnam") the subadviser to the Global Equity Trust, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. Putnam looks for companies with stock prices that it believes reflect a lower value than the value Putnam places on the business and for factors that it believes will cause the stock price to increase toward that latter value. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies.

         The Global Equity Trust will invest without limit in foreign securities (including emerging market securities) and will have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

STRATEGIC GROWTH TRUST

Investment Objective

         The principal investment objective of the Strategic Growth Trust is capital appreciation.

Investment Policies

         Massachusetts Financial Services Company ("MFS"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which MFS believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

         The Strategic Growth Trust may invest in foreign securities, including depositary receipts, dollar denominated foreign debt securities and emerging market securities, and may have exposure to foreign currencies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

GROWTH TRUST

Investment Objective

         The investment objective of the Growth Trust is to seek long-term growth of capital.

Investment Policies

          SSgA Funds Management, Inc. ("SSgA"), the subadviser to the portfolio, seeks to achieve this investment objective by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater). In selecting securities for the portfolio, SSgA uses independent investment perspectives, such as value and growth, to identify securities that are undervalued and have superior growth potential. The portfolio is constructed to take advantage of those securities with the greatest investment potential while seeking to minimize risk by maintaining portfolio characteristics similar to the large capitalization growth segment of the U.S. equity market, as measured by the Russell 1000 Growth Index.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

LARGE CAP GROWTH TRUST

Investment Objective

         The investment objective of the Large Cap Growth Trust is to seek long-term growth of capital.

Investment Policies

         Fidelity Management & Research Company ("FMR"), the subadviser to the portfolio, normally invests the portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the portfolio's total assets in securities of companies with large market capitalizations. FMTR defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the portfolio's investment. FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. FMR uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."


All CAP VALUE TRUST

Investment Objective

         The principal investment objective of the All Cap Value Trust is to seek capital appreciation.

Investment Policies

         The Dreyfus Corporation ("Dreyfus"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios). The portfolio's investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers. It may overweight or underweight certain economic sectors relative to the Russell 1000 Value Index.

         The All Cap Value Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in the securities of small companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 35% of its net assets in lower rated fixed-income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

CAPITAL OPPORTUNITIES TRUST

Investment Objective

         The principal investment objective of the Capital Opportunities Trust is to seek capital appreciation.

Investment Policies

         Massachusetts Financial Services Company ("MFS"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

         The Capital Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

QUANTITATIVE EQUITY TRUST

Investment Objective

         The investment objective of the Quantitative Equity Trust is intermediate- and long-term growth through capital appreciation and current income by investing the portfolio's assets in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

Investment Policies

         Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this objective by investing principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

Principal Risks of Investing in this Portfolio

- MAC is assisted by computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

BLUE CHIP GROWTH TRUST

Investment Objective

         The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to achieve this objective by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies as defined by T. Rowe Price. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price considers blue chip companies to include companies which have (i) a leading market position, (ii) a seasoned management team and (iii) strong financial fundamentals. Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also purchase other types of securities such as foreign securities, convertible stocks and bonds and warrants if consistent with the portfolio's investment objective.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and to a limited extent in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest a limited extent in fixed income securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

- During periods when growth stocks are not in favor with other investors, the portfolio may not perform as well as a portfolio that invests in value stocks that can cushion share prices in a down market.

- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

UTILITIES TRUST

Investment Objective

         The investment objective of the Utilities Trust is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Investment Policies

         Massachusetts Financial Services Company ("MFS"), the subadviser to the portfolio, seeks to achieve this investment objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region.

         The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The portfolio invests in the following fixed income securities: (a) corporate bonds, including up to 20% of its total assets in lower rated bonds, commonly known as junk bonds (b) mortgage-back securities and asset-back securities and (c) U.S. government securities.

         The portfolio may invest up to 35% of its total assets in foreign securities (including emerging markets securities and Brady bonds) such as:

-    Equity securities of foreign companies in the utilities industry,

-    Fixed income securities of foreign companies in the utilities industry,

-    Fixed income securities issued by foreign governments.

Principal Risks of Investing in this Portfolio

- The portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

     -    risks of increases in fuel and other operating costs;

     - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

     -    coping with the general effects of energy conservation;

     - technological innovations which may render existing plans, equipment or products obsolete;

     -    the potential impact of natural or man-made disasters;

     - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

     -    the high cost of obtaining financing during periods of inflation;

     - difficulties of the capital markets in absorbing utility debt and equity securities; and

     -    increased competition.

         Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the portfolio than on a portfolio with a more broadly diversified portfolio.

- The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed income securities including non-investment grade fixed income securities, mortgage-backed and asset-backed securities and collateralized mortgage obligations. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Securities."

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

REAL ESTATE SECURITIES TRUST

Investment Objective

         The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and fixed income securities. A shareholders meeting is scheduled for May 4, 2001 to consider, among other matters, changing the investment objective to the following: "to seek to achieve a combination of long-term capital appreciation and current income."

Investment Policies


Cohen & Steers Capital Management, Inc. ("Cohen & Steers") seeks to attain this objective by investing, under normal market conditions, (at least 65% of total assets) in common stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). A real estate company generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The portfolio's investments may include shares of Equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code.


Principal Risks of Investing in this Portfolio

- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. - The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."


SMALL COMPANY VALUE TRUST

Investment Objective

         The investment objective of the Small Company Value Trust is to seek long-term growth of capital.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price") the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

         While most assets will be invested in U.S. common stocks, the Small Company Value Trust may purchase other securities, including foreign securities, futures, and options.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests primarily in securities of small companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

MID CAP VALUE TRUST

Investment Objective

         The principal investment objective of the Mid Cap Value Trust is to seek capital appreciation.

Investment Policies

         Lord, Abbett & Co. ("Lord Abbett"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities which it believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

         The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

VALUE TRUST

Investment Objective

         The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies

         Miller Anderson & Sherrerd, LLP ("MAS"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in equity securities of companies with market values usually greater than $300 million. MAS seeks to select equity securities which MAS believes to be undervalued by the market.

Principal Risks of Investing in this Portfolio

- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

EQUITY INDEX TRUST

Investment Objective

         The investment objective of the Equity Index Trust is to approximate the aggregate total return of publicly traded common stocks which are included in the S&P Composite Stock Price Index (the "S&P 500 Index").

Investment Policies

The portfolio is designed to provide a less costly and convenient way to invest in the equity securities of a diversified group of U.S. companies. The portfolio is not actively managed; rather, Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, tries to match the performance of the S&P 500 Index by investing the portfolio's assets in common stocks that are included in the S&P 500 Index in approximately the proportion of their respective market value weightings in the S&P 500 Index. The S&P 500 Index fluctuates in value with changes in the market value of the stocks included in the S&P 500 Index at any point in time.

Principal Risks of Investing in this Portfolio

- An investment in the Equity Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Since the portfolio is not actively managed, if the S&P 500 Index does not perform well, MAC will not have the ability to transfer portfolio assets into other investments.

TACTICAL ALLOCATION TRUST

Investment Objective

         The investment objective of the Tactical Allocation Trust is to seek total return, consisting of long-term capital appreciation and current income.

Investment Policies

         Brinson Advisors, Inc. ("Brinson Advisors"), formerly, Mitchell Hutchins Asset Management Inc., the subadviser to the portfolio, seeks to achieve this investment objective by allocating the portfolio's assets between:

- A stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") and

- A fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

         The subadviser reallocates the portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. By using the Tactical Allocation Model, the portfolio seeks to achieve total return during all economic and financial markets cycles, with lower volatility than that of the S&P 500 Index.

Principal Risks of Investing in This Portfolio

- The portfolio may invest up to 100% of its assets in equity securities, as directed by the Tactical Allocation Model. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in fixed income securities, as directed by the Tactical Allocation Model. The risks of investing in fixed income securities are set forth below under "Risk of Investing in Certain Types of Securities." In addition, because interest rate risk is the primary risk presented by U.S. government and other very high quality fixed income securities, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

- The portfolio is subject to sector allocation risk in that the Tactical Allocation Model may not correctly predict the appropriate times to shift the portfolio's assets from one type of investment to another.

- The portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. While the portfolio attempts to replicate, before deduction of fees and operating expenses, the investment results of the S&P 500 Index, the portfolio's investment results generally will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the portfolio must pay fees and expenses that are not borne by the S&P 500 Index.

FUNDAMENTAL VALUE TRUST

Investment Objective

         The principal investment objective of the Fundamental Value Trust is to seek growth of capital.

Investment Policies

         Davis Selected Advisers, LP ("Davis"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. The portfolio may also invest in companies with smaller capitalizations. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

GROWTH & INCOME TRUST

Investment Objective

The investment objective of the Growth & Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk.

Investment Policies

         Wellington Management Company, LLP ("Wellington Management"), the subadviser to the portfolio, seeks to achieve the Trust's objective by investing the portfolio's assets primarily in common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by a leadership position within an industry, a strong financial condition, steady or increasing dividend payout and strong management skills. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. The portfolio may also invest up to 20% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities is set forth below under "Risks of Investing in Certain Types of Securities."

- Because the portfolio invests primarily in high quality equity securities, it may underperform portfolios invested in more speculative growth securities when these securities are in favor in the market.

U.S. LARGE CAP VALUE TRUST

Investment Objective

         The investment objective of the U.S. Large Cap Value Trust is to seek long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company ("CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

EQUITY-INCOME TRUST

Investment Objective

         The investment objective of the Equity-Income Trust is to provide substantial dividend income and also long-term capital appreciation.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to attain this objective by investing primarily in common stocks of well established companies paying above-average dividends. T. Rowe Price believes that income can contribute significantly to total return over time. T. Rowe Price seeks to select equity securities that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. The portfolio may purchase other types of securities, such as foreign securities, preferred stocks, convertible stocks and bonds, warrants and fixed income securities when considered consistent with the portfolio's investment objective.

Principal Risks of Investing in this Portfolio

- The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance. The portfolio's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

INCOME & VALUE TRUST

Investment Objective

         The investment objective of the Income & Value Trust is to seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company ("CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets in both equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

Principal Risks of Investing in this Portfolio

- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

BALANCED TRUST

Investment Objective

         The investment objective of the Balanced Trust is current income and capital appreciation.

Investment Policies

         Founders Asset Management LLC ("Founders") is the subadviser of the Balanced Trust. A shareholders meeting has been scheduled for May 4, 2001 to consider, among other matters, the approval of Manufacturers Adviser Corporation ("MAC") as the manager of the Balanced Trust. If this change is approved by shareholders, it will become effective immediately.

The subadviser seeks to attain this objective by investing the portfolio's assets in a balanced portfolio of (i) Equity Securities (as defined below) and
(ii) Fixed Income Securities (as defined below).

         The Balanced Trust may invest up to 70% of its total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million (collectively, "Equity Securities"). Under normal market conditions, the portfolio will invest at least 40% of its assets in Equity Securities.

         The Balanced Trust may invest up to 50% of its total assets in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (collectively, "Fixed Income Securities"). Under normal market conditions, the portfolio will invest at least 25% of its assets in Fixed Income Securities. At least 65% of the Fixed Income Securities purchased by the portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent as determined by MAC).

         The portfolio may invest in foreign securities. In the case of Fixed Income Foreign Securities, these securities must be U.S. dollar denominated.

Principal Risks of Investing in this Portfolio

- The portfolio invests significantly in equity securities and also invests in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set for below under "Risks of Investing in Certain Types of Securities."

HIGH YIELD TRUST

Investment Objective

         The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies

         Miller Anderson & Sherrerd, LLP ("MAS"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in high yield fixed income securities, including corporate bonds and other fixed income securities. The portfolio's average weighted maturity for the securities that it purchases will be greater than five years. High yield fixed income securities are securities rated Ba and lower by Moody's Investors Service, Inc. ("Moody's") and BB and lower by Standard & Poor's Corporation ("Standard & Poor's"). Securities rated Baa and lower by Moody's and BBB by Standard & Poor's are non-investment grade securities commonly known as "junk bonds." At times, more than 50% of the portfolio's assets may be invested in mortgage-backed securities. The portfolio may invest up to 100% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in non-investment grade fixed income securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities." Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed income securities.

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

STRATEGIC BOND TRUST

Investment Objective

The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital.

Investment Policies

         Salomon Brothers Asset Management Inc. ("SaBAM"), the subadviser to the portfolio, invests the Strategic Bond Trust's assets among five segments of the fixed income market in amounts which SaBAM believes will best contribute to the achievement of the portfolio's objective, (a) U.S. Government obligations, (b) investment grade domestic corporate fixed income securities, (c) high yield corporate fixed income securities, (d) mortgage-backed securities and (e) investment grade and high yield international fixed income securities. SaBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value.

Principal Risks of Investing in this Portfolio

- Whether the portfolio achieves its investment objective is significantly dependent on the ability of SaBAM to allocate the portfolio effectively among the different investment categories. If SaBAM does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.

- The portfolio invests substantially all of its assets in fixed income securities, including a significant amount in non-investment grade fixed income securities. The risks of investing in fixed income securities is set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities."

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

GLOBAL BOND TRUST

Investment Objective

         The investment objective of the Global Bond Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

Investment Policies

         Pacific Investment Management Company ("PIMCO"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

         Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States). These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The average portfolio duration of the Global Bond Trust will normally vary within a three- to seven- year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign fixed income securities. The risks of investing in fixed income securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

TOTAL RETURN TRUST

Investment Objective

         The investment objective of the Total Return Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

Investment Policies

         Pacific Investment Management Company ("PIMCO"), the subadviser to the portfolio, seeks to achieve this investment objective by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three- to six- year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.) The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

INVESTMENT QUALITY BOND TRUST

Investment Objective

         The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.

Investment Policies

         Wellington Management Company, LLP ("Wellington Management"), the subadviser to the portfolio, seeks to achieve the Trust's objective by investing primarily in investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. At least 65% of the portfolio's assets will be invested in (i) fixed income securities of U.S. and foreign issuers (payable in U.S. dollars) rated "A" or better by Moody's or Standard & Poor's (or, if unrated, of comparable quality), (ii) U.S. government securities and
(iii) cash and cash equivalents. The portfolio may also invest up to 20% of its assets in domestic and foreign high yield corporate and government fixed income securities, commonly known as "junk bonds."

Principal Risks of Investing in this Portfolio

- The portfolio invests substantially all of its assets in fixed income securities, including non-investment grade fixed income securities. Because the portfolio invests in fixed income securities with intermediate to longer-term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed income securities with shorter maturities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

DIVERSIFIED BOND TRUST

Investment Objective

         The investment objective of the Diversified Bond Trust is to seek high total return as is consistent with the conservation of capital.

Investment Policies

         Capital Guardian Trust Company ("CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets in fixed income securities, including up to 20% in fixed income securities rated below investment grade.

Principal Risks of Investing in this Portfolio

- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

U.S. GOVERNMENT SECURITIES TRUST

Investment Objective

         The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

Investment Policies

         Salomon Brothers Asset Management Inc ("SaBAM"), the subadviser to the portfolio, seeks to attain this objective by investing a substantial portion (at least 80%) of the portfolio's assets in fixed income obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

Principal Risks of Investing in this Portfolio

- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

MONEY MARKET TRUST

Investment Objective

         The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity.

Investment Policies

         Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments. The portfolio may also invest up to 20% of its assets in high quality, U.S. dollar denominated foreign money market instruments.

Principal Risks of Investing in this Portfolio

- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

THE INDEX TRUSTS

         There are five Index Trusts - International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

         An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MAC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

       PORTFOLIO                      INVESTMENT OBJECTIVE                                   INVESTMENT STRATEGY*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index           To seek to approximate the aggregate total     Attempts to track the performance of the Russell 2000
                          return of a small cap U.S. domestic equity     Index, an unmanaged index composed of the stocks of the
                          market index                                   2,000 smallest of the 3,000 largest U.S. companies.

International Index       To seek to approximate the aggregate total     Attempts to track the performance of the Morgan Stanley
                          return of a foreign equity market index        European Australian Far East Free Index ("MSCI EAFE
                                                                         Index"), an unmanaged index of approximately 1,000
                                                                         securities traded in non-U.S. markets.

Mid Cap Index             To seek to approximate the aggregate total     Attempts to track the performance of the S&P Mid Cap 400,
                          return of a mid cap U.S. domestic equity       an unmanaged index composed of the securities of 400 medium
                          market index                                   sized U.S. companies.

Total Stock Market Index  To seek to approximate the aggregate total     Attempts to track the performance of the Wilshire 5000
                          return of a broad U.S. domestic equity         Index, an unmanaged index composed of more than 7,000
                          market index                                   stocks including all of the U.S. common stocks regularly
                                                                         traded on the New York and American Stock Exchanges and the
                                                                         Nasdaq over-the-counter markets.

500 Index                 To seek to approximate the aggregate total     Attempts to track the performance of the S&P 500 Index, an
                          return of a broad U.S. domestic equity         unmanaged index which is composed of 500 selected common
                          market index.                                  stocks, primarily the stocks of large U.S. companies.


* "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)"are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Principal Risks of Investing in the Index Trusts

         Risks Applicable to All of the Index Trusts

- Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

         Risks Applicable to the International Index Trust

- An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Small Cap Index Trust

- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Mid Cap Index Trust

- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Total Stock Market Index Trust

- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the 500 Index Trust

- An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

THE LIFESTYLE TRUSTS

         PORTFOLIO                            INVESTMENT OBJECTIVE                     INVESTMENT POLICIES         PRINCIPAL RISKS
----------------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000     To provide long-term growth of capital.  Current            100% Equity*                See below
                              income is not a consideration

Lifestyle Growth 820          To provide long-term growth of capital.  Current             80% Equity*                See below
                              income is also a consideration.                           20% Fixed Income*

Lifestyle Balanced 640        To provide a balance between a high level of                 60% Equity*                See below
                              current income and growth of capital with a greater       40% Fixed Income*
                              emphasis on growth of capital.

Lifestyle Moderate 460        To provide a balance between a high level of                 40% Equity*                See below
                              current income and growth of capital with a greater       60% Fixed Income*
                              emphasis on income.

Lifestyle Conservative 280    To provide a high level of current income with some          20% Equity*                See below
                              consideration given to growth of capital.                 80% Fixed Income*


* Manufacturers Adviser Corporation ("MAC"), the subadviser to the Lifestyle Trusts, achieves these percentages by investing in other portfolios of the Trust which invest primarily in either equity securities and fixed income securities, as applicable ("Underlying Portfolios"). Variations in the percentages are permitted up to 10% in either direction.

         Within the prescribed percentage allocations between the two types of Underlying Portfolios, MAC selects the percentage levels to be maintained in specific portfolios. Allocations are made based on MAC's assessment of what portfolio mix will best achieve the particular Lifestyle Trust's investment objective.

         The portfolios that invest primarily in fixed income securities are:
(a) the High Yield Trust, (b) the Strategic Bond Trust, (c) the Global Bond Trust, (d) the Total Return Trust, (e) the Investment Quality Bond Trust, (f) the Diversified Bond Trust, (g) the

U.S. Government Securities Trust and (h) the Money Market Trust. All the other portfolios of the Trust invest primarily in equity securities.

Principal Risks of Investing in the Lifestyle Trusts
         The Lifestyle portfolios are ranked in order of risk. The Lifestyle Aggressive 1000 portfolio is the riskiest of the Lifestyle portfolios since it invests 100% of its assets in other portfolios of the Trust which invest primarily in equity securities. The Lifestyle Conservative 280 portfolio is the least risky of the Lifestyle portfolios since it invests approximately 80% of its assets in other portfolios of the Trust which invest primarily in fixed income securities. Each Lifestyle portfolio is subject to the same risks as the portfolios in which it invests.

The principal risks of investing in each of the Lifestyle Trusts are:

- To the extent a Lifestyle portfolio invests in other portfolios that invest primarily in equity securities, the Lifestyle portfolio will be subject to the risks of investing in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- To the extent a Lifestyle portfolio invests in other portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."

- Each of the Lifestyle portfolios is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. The risks of investing in a non-diversified portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

         The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Additional information regarding these risks is set forth under "Additional Investment Policies and Transactions - Other Risks of Investing" below.

NON-DIVERSIFIED PORTFOLIOS

         Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code").

         Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings.

EQUITY SECURITIES

         Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

         Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

         Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

         Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

LOWER RATED FIXED INCOME SECURITIES

         Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

     - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made.

     - Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change.

     - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability and may be difficult to sell.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security. In addition, lack of publicly available information may make these companies difficult to value.

Medium Size Companies

         Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are heightened in the case of investments in emerging market countries.


     - Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars.

     - Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

     - Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     - Settlement of Sales. Foreign countries, especially emerging market countries, may have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INTERNET RELATED INVESTMENTS

     - The value of companies engaged in Internet related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. Not all companies engaged in these activities will succeed.

     - Companies engaged in Internet related activities are difficult to value and many have high share prices relative to their earnings. Not all of these companies will be able to maintain such high share prices over the long-term.

     - Many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed.

     - Many internet companies are start-up companies and, therefore, the risks associated with investing in small companies are heightened for these companies.

     - Any portfolio that invests a significant portion of its assets in Internet related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small cap securities.

INVESTMENT COMPANY SECURITIES

         Certain of the portfolios may invest in securities of other investment companies. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a portfolio's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a portfolio may not own more than 3% of the outstanding shares of any investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MORTGAGE-BACKED AND ASSET BACKED SECURITIES

         Mortgage-Backed Securities. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

         When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

         When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         Asset-Backed Securities. Asset-backed securities have prepayment risks similar to mortgage-backed securities.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

         Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

-        Declines in the value of real estate;

-        Risks related to general and local economic conditions;

-        Possible lack of availability of mortgage funds;

-        Overbuilding;

-        Extended vacancies of properties;

-        Increased competition

-        Increases in property taxes and operating expenses;

-        Change in zoning laws;

- Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-        Casualty or condemnation losses;

-        Limitations on rents;

-        Changes in neighborhood values and the appeal of properties to tenants;
         and

-        Changes in interest rates.

         Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

        Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the Investment Company Act of 1940, as amended ("1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

        In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

CONCENTRATED OR SECTOR INVESTING

         When a portfolio's investments are concentrated in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that sector.

         Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

         Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

         Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

         Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

         Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.


         Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

                                   PERFORMANCE

         The performance information for each portfolio description contains a bar chart and a performance table.

         Bar Chart. The bar chart provides some indication of the risk of investing in each portfolio by showing changes in the performance of each portfolio from year to year over a ten-year period. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

         Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2000 to those of a broad market index. If the period since inception of the portfolio is less than one year, the performance will be aggregate total return rather than an average annual total return.

         Performance information in the Bar Chart and the Performance Table reflect all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charge a sales load or a surrender fee.

         The bar chart and table shown below under "Performance" provide some indication of the risks of investing in each portfolio of the Trust. However, the past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

INTERNET TECHNOLOGIES TRUST

         Performance is not provided for the Internet Technologies Trust since it commenced operations in May, 2000.

PACIFIC RIM EMERGING MARKETS TRUST

Performance (A)

The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1995            11.3%

        1996             9.8%

        1997           -34.1%

        1998            -4.6%

        1999            62.9%

        2000           -24.4%

During the time period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/31/1998) and the lowest return was -26.12% (for the quarter ended 12/31/1997).

                                                 One Year         Five Years    Life of Portfolio   Date First Available
Pacific Rim Emerging Markets Trust                -24.37%           -3.20%            -1.73%             10/04/1994

MSCI Pacific Index (B)                            -25.64%           -3.78%            -2.97%

(A) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

TELECOMMUNICATIONS TRUST

         Performance is not provided for the Telecommunications Trust since it commenced operations in May, 2001.

SCIENCE & TECHNOLOGY TRUST

Performance (B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997            10.7%

        1998            43.3%

        1999            99.5%

        2000           -34.1%

During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/31/1998) and the lowest return was -31.67% (for the quarter ended 12/31/2000).

                                                 One Year         Five Years     Life of Portfolio  Date First Available
Science & Technology Trust                        -34.06%             N/A             20.20%             01/01/1997

Lipper Science and Technology Fund Index (A)      -30.27%             N/A             23.99%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) Since June 1, 2000, a portion of the Science & Technology Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

INTERNATIONAL SMALL CAP TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997           0.8%

        1998          11.9%

        1999          84.9%

        2000         -29.2%

During the time period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/31/1999) and the lowest return was -21.35% (for the quarter ended 06/30/2000).

                                                One Year         Five Years     Life of Portfolio   Date First Available
International Small Cap Trust                    -29.16%             N/A              10.40%             03/04/1996

MSCI World ex-US Index (A)                       -13.16%             N/A              7.92%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

HEALTH SCIENCES TRUST

         Performance is not provided for the Health Sciences Trust since it commenced operations in May, 2001.

AGGRESSIVE GROWTH TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997           0.0%

        1998           4.3%

        1999          33.0%

        2000           3.0%

During the time period shown in the bar chart, the highest quarterly return was 32.25% (for the quarter ended 12/31/1998) and the lowest return was -24.73% (for the quarter ended 09/30/1998).

                                                 One Year         Five Years     Life of Portfolio   Date First Available
Aggressive Growth Trust                            3.00%             N/A               9.33%              01/01/1997

Russell 2000 Growth Index(B)                     -22.43%             N/A               6.14%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

EMERGING SMALL COMPANY TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997          17.1%

        1998           0.1%

        1999          73.5%

        2000          -4.3%

During the time period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/31/1999) and the lowest return was -21.09% (for the quarter ended 09/30/1998).

                                                 One Year         Five Years     Life of Portfolio   Date First Available
Emerging Small Company Trust                      -4.30%             N/A               18.11%             01/01/1997

Russell 2000 Growth Index (B)                    -22.43%             N/A               6.14%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SMALL COMPANY BLEND TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        2000         -19.7%

During the time period shown in the bar chart, the highest quarterly return was 22.96% (for the quarter ended 12/31/1999) and the lowest return was -20.07% (for the quarter ended 12/31/2000).

                                                One Year          Five Years     Life of Portfolio   Date First Available
Small Company Blend Trust                        -19.74%             N/A               1.90%              05/01/1999

Russell 2000 Index (A)                            -3.02%             N/A               8.24%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

DYNAMIC GROWTH TRUST

         Performance is not provided for the Dynamic Growth Trust since it commenced operations in May, 2000.

MID CAP GROWTH TRUST

         Performance is not provided for the Mid Cap Growth Trust since it commenced operations in May, 2001.

MID CAP OPPORTUNITIES TRUST

         Performance is not provided for the Mid Cap Opportunities Trust since it commenced operations in May, 2001.

MID CAP STOCK TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        2000          -4.0%

During the time period shown in the bar chart, the highest quarterly return was 14.57% (for the quarter ended 09/30/2000) and the lowest return was -13.07% (for the quarter ended 12/31/2000).

                                                  One Year            Five Years   Life of Portfolio  Date First Available
Mid Cap Stock Trust                                 -3.97%               N/A            -1.93%             05/01/1999

Russell Mid Cap Growth Index (A)                   -11.75%               N/A            13.49%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

ALL CAP GROWTH TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

         1997            15.3%

         1998            28.3%

         1999            44.7%

         2000           -10.8%

During the time period shown in the bar chart, the highest quarterly return was 36.09% (for the quarter ended 12/31/1999) and the lowest return was -22.05% (for the quarter ended 12/31/2000).

                                                One Year     Five Years     Life of Portfolio       Date First Available
All Cap Growth Trust                             -10.79%         N/A            15.92%                     03/04/1996

Russell 3000 Growth Index (B)                    -22.42%         N/A            16.51%

Russell Mid Cap Growth Index (B)(C)              -11.75%         N/A            17.10%

Combined Index (B)(D)                            -22.42%         N/A            14.02%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C) For the prior fiscal year, the broad based index was the Russell Mid Cap Growth Index. For the current fiscal year, the Russell 3000 Growth Index is the broad based index. The change to the Russell 3000 Growth Index was made since the index more accurately reflects the investment objective of the All Cap Growth Trust.

(D) The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

FINANCIAL SERVICES TRUST

         Performance is not provided for the Financial Services Trust since it commenced operations in May, 2001.

OVERSEAS TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1995           7.0%

        1996          12.6%

        1997          -0.1%

        1998           8.0%

        1999          40.5%

        2000         -18.7%

During the time period shown in the bar chart, the highest quarterly return was 25.75% (for the quarter ended 12/31/1999) and the lowest return was -20.76% (for the quarter ended 09/30/1998).

                                                        One Year     Five Years    Life of Portfolio  Date First Available
Overseas Trust                                           -18.72%        6.78%            6.84%             01/09/1995

MSCI EAFE Index (B)                                      -13.96%        7.43%            8.10%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

INTERNATIONAL STOCK TRUST

Performance(A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1997           1.4%

        1998          14.9%

        1999          29.7%

        2000         -16.6%

During the time period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/31/1999) and the lowest return was -13.59% (for the quarter ended 09/30/1998).

                                                        One Year     Five Years   Life of Portfolio   Date First Available
International Stock Trust                               -16.57%         N/A             5.96%              01/01/1997

MSCI EAFE Index (B)                                     -13.96%         N/A             7.69%

(A) Since June 1, 2000, a portion of the International Stock Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

INTERNATIONAL VALUE TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        2000          -6.5%

During the time period shown in the bar chart, the highest quarterly return was 9.08% (for the quarter ended 12/31/1999) and the lowest return was -6.63% (for the quarter ended 09/30/2000).

                                                        One Year     Five Years   Life of Portfolio   Date First Available
International Value Trust                                -6.46%         N/A            -1.73%              05/01/1999

MSCI EAFE Index (A)                                     -13.96%         N/A             2.22%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

CAPITAL APPRECIATION TRUST

         Performance is not provided for the Capital Appreciation Trust since it commenced operations in November, 2000.

STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust)

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

         1991           17.9%

         1992            7.9%

         1993           16.3%

         1994           -0.5%

         1995           42.8%

         1996           20.1%

         1997           19.3%

         1998            9.4%

         1999           27.8%

         2000           -6.4%

During the time period shown in the bar chart, the highest quarterly return was 19.51% (for the quarter ended 12/31/1998) and the lowest return was -18.05% (for the quarter ended 09/30/1998).

                                                    One Year       Five Years        Ten Years       Date First Available
Mid Cap Blend Trust                                  -6.37%          13.39%            14.70%             06/18/1985

Russell Mid Cap Index                                 8.25%          16.69%            18.28%

(A) Effective December 13, 1991, the portfolio changed its subadviser. Performance reflects results prior to this change.

QUANTITATIVE MID CAP TRUST

         Performance is not provided for the Quantitative Mid Cap Trust since it commenced operations in May, 2001.

GLOBAL EQUITY TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1991          12.8%

        1992          -0.7%

        1993          32.9%

        1994           1.7%

        1995           7.7%

        1996          12.6%

        1997          20.8%

        1998          12.2%

        1999           3.7%

        2000          12.2%

During the time period shown in the bar chart, the highest quarterly return was 16.79% (for the quarter ended 12/31/1998) and the lowest return was -14.63% (for the quarter ended 09/30/1998).

                                                     One Year       Five Years         Ten Years      Date First Available
Global Equity Trust                                   12.19%          12.17%            11.21%             03/18/1988

MSCI World Index                                     -12.92%          12.53%            12.43%

(A) Effective October 1, 1996 and April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.

STRATEGIC GROWTH TRUST

         Performance is not provided for the Strategic Growth Trust since it commenced operations in May, 2001.

GROWTH TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1997          25.4%

        1998          24.0%

        1999          37.2%

        2000         -27.3%

During the time period shown in the bar chart, the highest quarterly return was 23.59% (for the quarter ended 12/31/1998) and the lowest return was -23.53% (for the quarter ended 12/31/2000).

                                                     One Year        Five Years    Life of Portfolio  Date First Available
Growth Trust                                          -27.29%           N/A             12.81%             07/15/1996

Russell 1000 Growth Index (B)                         -22.42%           N/A             17.35%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

LARGE CAP GROWTH TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1991          23.0%

        1992           8.2%

        1993          10.3%

        1994          -0.7%

        1995          22.8%

        1996          13.0%

        1997          19.1%

        1998          19.1%

        1999          25.3%

        2000         -14.2%

During the time period shown in the bar chart, the highest quarterly return was 20.83% (for the quarter ended 12/31/1999) and the lowest return was -12.09% (for the quarter ended 12/31/2000).

                                                     One Year        Five Years        Ten Years      Date First Available
Large Cap Growth Trust                                -14.24%          11.49%           11.92%             08/03/1989

Russell 1000 Growth Index                             -22.42%          18.15%           17.33%

Combined Index (B)                                    -22.42%          10.98%           12.25%

(A) Effective May 1, 1999, the portfolio changed its investment objective. Performance reflects results prior to these changes.

(B) The Combined Index is comprised of 47.5% of the return of the Wilshire 5000 Index, 20% of the MSCI EAFE Index, 15% of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index since inception to April 30, 1999 and 100% return of the Russell 1000 Growth Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

ALL CAP VALUE TRUST

         Performance is not provided for the All Cap Value Trust since it commenced operations in May, 2001.

CAPITAL OPPORTUNITIES TRUST

         Performance is not provided for the Capital Opportunities Trust since it commenced operations in May, 2001.

QUANTITATIVE EQUITY TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1991          30.2%

        1992           6.1%

        1993          13.4%

        1994          -4.2%

        1995          29.2%

        1996          17.9%

        1997          29.8%

        1998          26.4%

        1999          22.3%

        2000           6.3%

During the time period shown in the bar chart, the highest quarterly return was 24.79% (for the quarter ended 12/31/1998) and the lowest return was -11.71% (for the quarter ended 09/30/1998).

                                                     One Year        Five Years        Ten Years      Date First Available
Quantitative Equity Trust                              6.30%           20.26%           17.17%             04/30/1987

S&P 500 Index                                         -9.11%           18.35%           17.46%

(A) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

BLUE CHIP GROWTH TRUST

Performance (A),(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1993            -3.8%

        1994            -4.8%

        1995            26.5%

        1996            25.9%

        1997            26.9%

        1998            28.5%

        1999            19.4%

        2000            -2.8%

During the time period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/31/1998) and the lowest return was -12.12% (for the quarter ended 09/30/1998).

                                                      One Year       Five Years    Life of Portfolio  Date First Available
Blue Chip Growth Trust                                 -2.76%          18.98%           13.34%             12/11/1992

S&P 500 Index (C)                                      -9.11%          18.35%           17.18%

(A) Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B) Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

UTILITIES TRUST

         Performance is not provided for the Utilities Trust since it commenced operations in May, 2001.

REAL ESTATE SECURITIES TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1991            41.1%

        1992            21.3%

        1993            22.6%

        1994            -2.8%

        1995            15.1%

        1996            34.7%

        1997            18.4%

        1998           -16.4%

        1999            -8.0%

        2000            25.7%

During the time period shown in the bar chart, the highest quarterly return was 21.09% (for the quarter ended 03/31/1991) and the lowest return was -11.04% (for the quarter ended 09/30/1998).

                                                      One Year       Five Years        Ten Years      Date First Available
Real Estate Securities Trust                           25.71%           9.04%           13.73%             04/30/1987

Morgan Stanley REIT Index (B)                          29.30%          10.57%             N/A

NAREIT Index                                           25.88%           9.05%           12.74%

(A) On April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) The Morgan Stanley REIT Index commenced on December 31, 1994, therefore the 10 year return period is not applicable for this index.

SMALL COMPANY VALUE TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.
[BAR GRAPH]

        1998            -4.7%

        1999             8.0%

        2000             5.9%

During the time period shown in the bar chart, the highest quarterly return was 11.80% (for the quarter ended 12/31/1998) and the lowest return was -18.31% (for the quarter ended 09/30/1998).

                                                    One Year        Five Years    Life of Portfolio  Date First Available
Small Company Value Trust                             5.93%            N/A              1.25%             10/01/1997

Russell 2000 Value Index (B)                         22.83%            N/A              4.42%

(A) Effective April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

MID CAP VALUE TRUST

         Performance is not provided for the Mid Cap Value Trust since it commenced operations in May, 2001.

VALUE TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997          22.1%

        1998          -1.7%

        1999          -2.8%

        2000          24.6%

During the time period shown in the bar chart, the highest quarterly return was 16.14% (for the quarter ended 12/31/2000) and the lowest return was -17.46% (for the quarter ended 09/30/1998).

                                                      One Year       Five Years    Life of Portfolio  Date First Available
Value Trust                                            24.57%            N/A             9.80%             01/01/1997

Russell Mid Cap Value Index (A)                        19.18%            N/A            13.86%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

EQUITY INDEX TRUST

Performance (A),(C)

            The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997          33.5%

        1998          28.6%

        1999          20.6%

        2000          -9.3%

During the time period shown in the bar chart, the highest quarterly return was 21.22% (for the quarter ended 12/31/1998) and the lowest return was -9.79% (for the quarter ended 09/30/1998).

                                                      One Year       Five Years   Life of Portfolio   Date First Available
Equity Index Trust                                     -9.29%           N/A             17.05%             02/14/1996

S&P 500 Index (B)                                      -9.11%           N/A             17.11%

(A) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C) During the periods shown in the chart, a portion of the Equity Index Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

TACTICAL ALLOCATION TRUST

         Performance is not provided for the Tactical Allocation Trust since it commenced operations in May, 2000.

FUNDAMENTAL VALUE TRUST

         Performance is not provided for the Fundamental Value Trust since it commenced operations in May, 2001.

GROWTH & INCOME TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1992          10.2%

        1993           9.6%

        1994           2.9%

        1995          29.2%

        1996          22.8%

        1997          32.8%

        1998          26.5%

        1999          18.9%

        2000          -7.1%

During the time period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/31/1998) and the lowest return was -9.63% (for the quarter ended 09/30/1998).

                                                        One Year     Five Years   Life of Portfolio   Date First Available
Growth & Income Trust                                    -7.12%        17.91%          15.53%              04/23/1991

S&P 500 Index(A)                                         -9.11%        18.35%          16.43%

(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

U.S. LARGE CAP VALUE TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        2000          2.80%

During the time period shown in the bar chart, the highest quarterly return was 9.09% (for the quarter ended 12/31/1999) and the lowest return was -7.40% (for the quarter ended 09/30/1999).

                                                        One Year     Five Years   Life of Portfolio  Date First Available
U.S. Large Cap Value Trust                                2.78%         N/A             3.31%             05/01/1999

Russell 1000 Value Index (A)                              7.01%         N/A             2.13%

(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

EQUITY-INCOME TRUST

Performance (A),(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1994             0.8%

        1995            23.7%

        1996            19.9%

        1997            29.7%

        1998             9.2%

        1999             3.4%

        2000            13.0%

During the time period shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 06/30/1999) and the lowest return was -8.63% (for the quarter ended 09/30/1999).

                                                        One Year     Five Years   Life of Portfolio   Date First Available
Equity-Income Trust                                      12.99%        14.68%          13.96%              02/19/1993

Russell 1000 Value Index (C)                              7.01%        16.91%          16.72%

(A) Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B) Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

INCOME & VALUE TRUST

Performance (A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1991          21.2%

        1992           8.3%

        1993          10.1%

        1994          -1.6%

        1995          20.7%

        1996          10.0%

        1997          15.9%

        1998          15.1%

        1999           8.5%

        2000           4.9%

During the time period shown in the bar chart, the highest quarterly return was 11.17% (for the quarter ended 12/31/1998) and the lowest return was -6.40% (for the quarter ended 09/30/1998).

                                                              One Year     Five Years       Ten Years       Date First Available
Income & Value Trust                                            4.94%        10.83%          11.12%              08/03/1989

Salomon Brothers Broad Investment Grade Bond Index             11.59%         6.45%           8.00%

S&P 500 Index                                                  -9.11%        18.35%          17.46%

Wilshire 5000 Index                                           -10.89%        16.68%          16.98%

Combined Index (B)                                             -0.78%         9.79%          11.03%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index for periods prior to April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Salomon Brothers Broad Investment Grade Bond Index from May 1, 1999 through December 31, 2000. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

BALANCED TRUST (A)

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997            17.8%

        1998            14.3%

        1999            -1.7%

        2000            -9.3%

During the time period shown in the bar chart, the highest quarterly return was 10.22% (for the quarter ended 06/30/1997) and the lowest return was -11.20% (for the quarter ended 12/31/2000).

                                                          One Year     Five Years   Life of Portfolio   Date First Available
Balanced Trust                                             -9.33%         N/A             4.66%              01/01/1997

S&P 500 Index (B)                                          -9.11%         N/A            17.20%

Lehman Brothers IT Government/Credit Bond Index(B)         10.10%         N/A             6.63%

Combined Index (C)                                         -1.79%         N/A            11.68%

(A) On May 4, 2001, the portfolio will change its subadviser, subject to shareholder approval. Performance reflects results prior to this change.

(B) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C) The Combined Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index from January 1, 1997 to December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

HIGH YIELD TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1997            12.7%

        1998             2.8%

        1999             8.0%

        2000            -9.0%

During the time period shown in the bar chart, the highest quarterly return was 6.79% (for the quarter ended 06/30/1997) and the lowest return was -6.52% (for the quarter ended 09/30/1998).

                                                        One Year     Five Years   Life of Portfolio   Date First Available
High Yield Trust                                         -8.97%         N/A             3.30%              01/01/1997

CSFB High Yield Bond Index (A)(B)                        -5.21%         N/A             2.63%

Salomon Brothers High Yield Market Index (A)             -5.68%         N/A             2.99%

(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B) For the prior fiscal year, the broad based index was the Salomon Brothers High Yield Markets Index. For the current fiscal year, the CSFB High Yield Bond Index is the broad based index. The change to the CSFB High Yield Bond Index was made to provide a more accurate comparison of performance.

STRATEGIC BOND TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1994          -6.0%

        1995          19.2%

        1996          14.7%

        1997          11.0%

        1998           1.3%

        1999           2.0%

        2000           7.3%

During the time period shown in the bar chart, the highest quarterly return was 9.55% (for the quarter ended 06/30/1995) and the lowest return was -4.04% (for the quarter ended 03/31/1994).

                                                       One Year     Five Years    Life of Portfolio   Date First Available
Strategic Bond Trust                                     7.28%         7.18%            7.93%              02/19/1993

Lehman Brothers Aggregate Bond Index (A)                11.63%         6.46%            6.88%

(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

GLOBAL BOND TRUST

Performance (A)

                The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1991          15.9%

        1992           2.3%

        1993          19.0%

        1994          -5.8%

        1995          23.2%

        1996          13.0%

        1997           3.0%

        1998           7.6%

        1999          -6.7%

        2000           1.7%

During the time period shown in the bar chart, the highest quarterly return was 8.89% (for the quarter ended 09/30/1991) and the lowest return was -4.81% (for the quarter ended 03/31/1999).

                                                       One Year     Five Years        Ten Years      Date First Available
Global Bond Trust                                        1.68%         3.51%            6.88%             03/18/1988

JP Morgan Global Unhedged Bond Index                    -2.17%         2.54%            6.38%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

TOTAL RETURN TRUST

Performance

                The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

       2000          10.5%

During the time period shown in the bar chart, the highest quarterly return was 4.78% (for the quarter ended 12/31/2000) and the lowest return was -0.32% (for the quarter ended 12/31/1999).

                                                        One Year     Five Years   Life of Portfolio  Date First Available
Total Return Trust                                       10.49%         N/A             5.51%             05/01/1999

Lehman Brothers Aggregate Bond  Index (A)                11.63%         N/A             6.41%

(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

INVESTMENT QUALITY BOND TRUST

Performance (A)

                The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1991            16.1%

        1992             7.2%

        1993            10.0%

        1994            -4.6%

        1995            19.5%

        1996             2.6%

        1997             9.8%

        1998             8.7%

        1999            -1.8%

        2000             9.4%

During the time period shown in the bar chart, the highest quarterly return was 6.57% (for the quarter ended 09/30/1991) and the lowest return was -4.04% (for the quarter ended 03/31/1994).

                                                        One Year     Five Years       Ten Years      Date First Available
Investment Quality Bond Trust                             9.40%        5.63%            7.45%             06/18/1985

Lehman Brothers Aggregate Bond Index                     11.63%        6.46%            7.96%

Combined Index (B)                                       11.30%        6.15%            8.19%

(A) Effective April 23, 1991, the portfolio changed its subadviser and investment objective. Performance reflects results prior to these changes.

(B) The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

DIVERSIFIED BOND TRUST

Performance (A)

                The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1991            18.8%

        1992             7.4%

        1993             9.0%

        1994            -1.8%

        1995            18.1%

        1996             7.0%

        1997            11.4%

        1998            10.7%

        1999             0.7%

        2000            10.3%

During the time period shown in the bar chart, the highest quarterly return was 6.17% (for the quarter ended 03/31/1991) and the lowest return was -2.49% (for the quarter ended 03/31/1994).

                                                        One Year    Five Years        Ten Years      Date First Available
Diversified Bond Trust                                   10.32%        7.96%            8.98%             08/03/1989

Salomon Brothers Broad Investment Grade Bond Index       11.59%        6.45%            8.00%

Combined Index (B)                                       11.59%        9.04%            9.46%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The Combined Index is comprised of 20% of the return of the Wilshire 5000 Index, 5% of the MSCI EAFE Index, 50% of the return of the Lehman Brothers Aggregate Bond Index, 25% of the return of the 90 Day T-Bill for periods through April 30, 1999, and 100% of the Salomon Brothers Broad Investment Grade Bond Index from May 1, 1999 through December 31, 2000. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

U.S. GOVERNMENT SECURITIES TRUST

Performance (A)

                The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1991            14.0%

        1992             6.2%

        1993             7.6%

        1994            -1.2%

        1995            15.6%

        1996             3.4%

        1997             8.5%

        1998             7.5%

        1999            -0.4%

        2000            10.9%

During the time period shown in the bar chart, the highest quarterly return was 5.40% (for the quarter ended 06/30/1995) and the lowest return was -2.02% (for the quarter ended 03/31/1992).

                                                        One Year    Five Years        Ten Years      Date First Available
U.S. Government Securities Trust                         10.87%        5.92%            7.09%             03/18/1988

Salomon Brothers 1-10 Year Government Index              10.22%        6.16%            7.18%

(A) Effective December 13, 1991, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

MONEY MARKET TRUST

Performance

                The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

        1991           5.7%

        1992           3.4%

        1993           2.7%

        1994           3.8%

        1995           5.6%

        1996           5.1%

        1997           5.2%

        1998           5.0%

        1999           4.6%

        2000           5.9%

During the time period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 12/31/2000) and the lowest return was 0.64% (for the quarter ended 06/30/1993).

                                                        One Year     Five Years       Ten Years       Date First Available
Money Market Trust                                        5.88%        5.15%            4.70%              06/18/1985

U.S. 90 Day T-Bill                                        5.96%        5.25%            4.87%

         The 7 day yield of the Money Market Trust as of December 31, 2000 was 5.92%.

THE INDEX TRUSTS

         Performance is not provided for the Index Trusts since they commenced operations in May, 2000.

THE LIFESTYLE TRUSTS

During the time period shown in the bar chart, the highest quarterly return was 17.52% (for the quarter ended 12/31/1998) and the lowest return was -17.78% (for the quarter ended 09/30/1998). During the time period shown in the bar chart, a portion of the Lifestyle Aggressive 1000 Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                            LIFESTYLE AGGRESSIVE 1000

        1997            10.9%

        1998             4.9%

        1999            14.6%

        2000            -5.1%

During the time period shown in the bar chart, the highest quarterly return was 13.90% (for the quarter ended 12/31/1998) and the lowest return was -13.65% (for the quarter ended 09/30/1998). During the time period shown in the bar chart, a portion of the Lifestyle Growth 820 Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                              LIFESTYLE GROWTH 820

        1997          13.8%

        1998           6.2%

        1999          16.6%

        2000          -3.1%

During the time period shown in the bar chart, the highest quarterly return was 10.78% (for the quarter ended 12/31/1998) and the lowest return was -10.36% (for the quarter ended 09/30/1998). During the time period shown in the bar chart, a portion of the Lifestyle Balanced 640 Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                             LIFESTYLE BALANCED 640

        1997          14.1%

        1998           5.7%

        1999          12.4%

        2000           2.5%




During the time period shown in the bar chart, the highest quarterly return was 8.36% (for the quarter ended 12/31/1998) and the lowest return was -5.15% (for the quarter ended 09/30/1998). During the time period shown in the bar chart, a portion of the Lifestyle Moderate 460 Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                             LIFESTYLE MODERATE 460


        1997          13.7%

        1998           9.8%

        1999           7.9%

        2000           4.3%

During the time period shown in the bar chart, the highest quarterly return was 5.17% (for the quarter ended 06/30/1997) and the lowest return was -0.53% (for the quarter ended 09/30/1998). During the time period shown in the bar chart, a portion of the Lifestyle Conservative 280 Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                           LIFESTYLE CONSERVATIVE 280

        1997          12.2%

        1998          10.2%

        1999           4.2%

        2000           7.6%




                                                        One Year J     Five Years J     Life of Portfolio J       Date First
                                                                                                                   Available
Lifestyle Aggressive 1000                                -5.11%             N/A                6.07%              01/07/1997
Russell 2000 Index (A)                                   -3.02%             N/A                8.82%
Lifestyle Aggressive Composite Index (B)                 -8.00%             N/A                7.05%

Lifestyle Growth 820                                     -3.05%             N/A                8.15%              01/07/1997
S&P 500 Index (A)                                        -9.11%             N/A               17.20%
Lehman Brothers Government/Credit Bond Index (A)         11.84%             N/A                7.08%
Lifestyle Growth Composite Index (C)                     -4.42%             N/A               10.20%
Customized Benchmark (D)                                  1.54%             N/A               12.35%

Lifestyle Balanced 640                                    2.45%             N/A                8.61%              01/07/1997
S&P 500 Index (A)                                        -9.11%             N/A               17.20%
Lehman Brothers Government/Credit Bond Index (A)         11.84%             N/A                7.08%
Lifestyle Balanced Composite Index (E)                   -1.16%             N/A               10.33%
Customized Benchmark (F)                                  3.09%             N/A               11.64%

Lifestyle Moderate 460                                    4.26%             N/A                8.89%              01/07/1997
S&P 500 Index (A)                                        -9.11%             N/A               17.20%
Lehman Brothers Government/Credit Bond Index (A)         11.84%             N/A                7.08%
Lifestyle Moderate Composite Index (G)                    2.39%             N/A                9.86%
Customized Benchmark (H)                                  3.51%             N/A               10.09%

Lifestyle Conservative 280                                7.62%             N/A                8.54%              01/07/1997
Lehman Brothers Government/Credit Bond Index (A)         11.84%             N/A                7.08%
Lifestyle Conservative Composite Index (I)                5.52%             N/A                6.74%

(A) All since inception returns for the indices begin on the month-end closest to the actual inception date of the trust.

(B) The Lifestyle Aggressive Composite Index is a blend of returns of the previous benchmark, the Russell 2000 Index since inception through April 30, 1999 and the new blended benchmark (41% Russell 1000 Index, 27% Russell 2000 Index, and 32% MSCI EAFE Index) since May 1, 1999 and thereafter. The Lifestyle Aggressive Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.

(C) The Lifestyle Growth Composite Index is a blend of returns of the previous benchmark (20% Russell 1000 Index, 50% Russell 2500 Index, 10% MSCI EAFE Index, 15% Lehman Brothers Government/Credit Bond Index, 5% U.S. 30-day T-Bill) since inception through April 30, 1999 and the new blended benchmark (42% Russell 1000 Index, 17% Russell 2000 Index, 21% MSCI EAFE Index, 20% Lehman Brothers IT Government/Credit Bond Index) since May 1, 1999 and thereafter. The Lifestyle Growth Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.

(D) Customized Benchmark is comprised of 20% of the return of the Russell 1000, 50% of the Russell 2500, 10% of the MSCI EAFE, 15% of the Lehman Brothers Government/Credit Bond Index, 5% of the US 30-day T-Bill. Customized Benchmark was prepared by the adviser using Ibbotson Associates Software and Data.

(E) The Lifestyle Balanced Composite Index is a blend of returns of the previous benchmark (25% Russell 1000 Index, 30% Russell 2500 Index, 5% MSCI EAFE Index, 30% Lehman Brothers Government/Credit Bond Index, 10% U.S. 30-day T-Bill) since inception through April 30, 1999 and the new blended benchmark (35% Russell 1000 Index, 10% Russell 2000 Index, 15% MSCI EAFE, 35% Lehman Brothers IT Government/Credit Bond Index, and 5% of the 3-month Treasury Bill) since May 1, 1999 and thereafter. The Lifestyle Balanced Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.

(F) Customized Benchmark is comprised of 25% of the return of the Russell 1000 Index, 30% of the Russell 2500 Index, 5% of the MSCI EAFE Index, 30% of the Lehman Brothers Government/Credit Bond Index, 10% of the US 30-day T-Bill. Customized Benchmark was prepared by the Adviser using Ibbotson Associates Software and Data.

(G) The Lifestyle Moderate Composite Index is a blend of returns of the previous benchmark (25% Russell 1000 Index, 10% Russell 2500 Index, 5% MSCI EAFE Index, 35% Lehman Brothers Government/Credit Bond Index, 25% U.S. 30-day T-Bill) since inception through April 30, 1999 and the new blended benchmark (22% Russell 1000 Index, 8% Russell 2000 Index, 10% MSCI EAFE Index, 50% Lehman Brothers IT Government/Credit Bond Index, and 10% of the 3-month Treasury Bill) since May 1, 1999 and thereafter. The Lifestyle Moderate Composite was prepared by the Adviser using Ibbotson Associates Software and Data.

(H) Customized Benchmark is comprised of 25% of the return of the Russell 1000 Index, 10% of the Russell 2500 Index, 5% of the MSCI EAFE Index, 35% of the Lehman Brothers Government/Credit Bond Index, 25% of the US 30-day T-Bill. Customized Benchmark was prepared by the Adviser using Ibbotson Associates Software and Data.

(I) The Lifestyle Conservative Composite Index is a blend of returns of the previous benchmark, the Lehman Brothers Government/Credit Bond Index since inception through April 30, 1999 and the new blended benchmark (15% Russell 1000 Index, 5% MSCI EAFE Index, 65% Lehman Brothers IT Government/Credit Bond Index, and 15% of the 3-month Treasury Bill) since May 1, 1999 and thereafter. The Lifestyle Conservative Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.

(J) During the time periods shown in the chart, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                       INVESTMENT OBJECTIVES AND POLICIES

         Each portfolio has a stated investment objective which it pursues through separate investment policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. The risks of investing in each portfolio are described in the "Risk/Return Summary" above.

         The following is a description of the investment objectives and policies of each portfolio. Additional investment policies of each portfolio are set forth below under "Additional Investment Policies and Transactions." In addition, more complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

INTERNET TECHNOLOGIES TRUST

Investment Objective

         The investment objective of the Internet Technologies Trust is to seek long-term capital appreciation.

Investment Policies

         Munder Capital Management ("Munder") manages the Internet Technologies Trust. Munder pursues this investment objective by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

         Under normal market conditions, the Internet Technologies Trust will invest at least 65% of its total assets in equity securities of companies that are:

     (a) engaged in the research, design, development, manufacturing of products, processes or services for use with Internet related businesses, or

     (b) engaged to a significant extent in the business of distributing products, processes or services for use with Internet related businesses.

         Equity securities include common stocks, preferred stocks and securities convertible into common stocks.

         The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links with WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

         There is no limit on the market capitalization of the companies the portfolio may invest in, or in the length of operating history for the companies. The portfolio may invest without limit in initial public offerings.

         The portfolio may also invest up to 25% of its assets in foreign securities. Foreign securities include investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include investments such as American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Internet Technologies Trust may invest all or a portion of its assets in short-term bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Internet Technologies Trust is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

PACIFIC RIM EMERGING MARKETS TRUST

Investment Objective

         The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital.

Investment Policies

         Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust. MAC seeks to achieve this investment objective by investing the portfolio's assets primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

         The Pacific Rim Emerging Markets Trust under normal conditions, invests at least 65% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable into common stocks.

         The countries of the Pacific Rim region are:

         - Australia       - Hong Kong          - Pakistan         - Taiwan
         - China           - Japan              - Philippines      - Thailand
         - India           - Malaysia           - Singapore
         - Indonesia       - New Zealand        - South Korea

         The Pacific Rim Emerging Markets Trust may also invest up to 35% of its assets in countries outside the Pacific Rim region. MAC's decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MAC will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Emerging Markets Trust may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Pacific Rim Emerging Markets Trust may also purchase and sell the following equity-related financial instruments:

         -        exchange-listed call and put options on equity indices,

         - over-the-counter ("OTC") and exchange-listed equity index futures,

         - OTC and exchange-listed call and put options on currencies in the portfolio, and

         - OTC foreign currency futures contracts on currencies in the portfolio.

         A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.


TELECOMMUNICATIONS TRUST

Investment Objective

         The investment objective of the Telecommunications Trust is to seek to capital appreciation. A secondary objective is to earn income.

Investment Policies

         INVESCO Funds Group, Inc. ("INVESCO") manages the Telecommunications Trust. INVESCO seeks to attain this objective by investing, under normal market conditions, primarily in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to s the "telecommunications sector"). The telecommunications sector includes companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcast and internet access. INVESCO considers a company to be engaged in the telecommunications sector if at least 50% of its gross income or net sales come from activities in the sector, at least 50% of its assets are devoted to producing revenues from the sector, or INVESCO determines, based on other available information, that its primary business is within the sector. The portfolio may invest up to 35% of its assets in debt securities, of which no more than 15% may be in lower rated debt securities ("junk bonds").

         Normally, the Telecommunications Trust will invest primarily in companies located in three different countries, although U.S. issuers will often dominate the portfolio. It may also invest in companies outside the telecommunications sector and in securities other than equity securities, including financial instruments such as ADRs and repurchase agreements.

         INVESCO uses a bottom-up investment approach in managing the Telecommunications Trust's portfolio, focusing on company fundamentals and growth prospects. INVESCO selects stocks based on projected total return for individual companies, while also analyzing country specific factors that might affect stock performance or influence company valuation. The portfolio's investments emphasize strongly managed market leaders, with a lesser weighting on smaller, faster growing companies that offer new products or services and/or are increasing their market share.

         The Telecommunications Trust may invest an unlimited portion of its assets in foreign securities, (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         The Telecommunications Trust may also invest to a limited extent in:
(a) fixed income securities, (b) lower rated fixed income securities, (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities issued by other investment companies. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Telecommunications Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities),

         - securities of other investment companies that are money market funds; and

         -        cash.

         When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
         The Telecommunications Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

SCIENCE & TECHNOLOGY TRUST

Investment Objective

         The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective.

Investment Policies

T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Science & Technology Trust. The Science & Technology Trust invests at least 65% of its total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include:

         -        computers, including software and electronic components,

         -        telecommunications,

         -        media and information services,

         - health care, including pharmaceuticals, medical devices, and biotechnology,

         -        environmental services,

         -        chemicals and synthetic materials, and

         -        defense and aerospace.

         The Science & Technology Trust may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

         Most of the assets of the Science & Technology Trust are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, (i) U.S. and non U.S. dollar denominated foreign securities (up to 30% of total assets), (ii) convertible stocks and bonds, and
(iii) warrants.

         The selection of investments for the portfolio is based on an assessment of a company's fundamental prospects, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances.

Temporary Defensive Investing
         The Science & Technology Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (an internal money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest without limitation in these securities. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Science & Technology Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

         The Science & Technology Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" below.

INTERNATIONAL SMALL CAP TRUST

Investment Objective

         The investment objective of the International Small Cap Trust is to seek long-term capital appreciation.

Investment Policies

         Founders Asset Management LLC ("Founders") manages the International Small Cap Trust. Founders pursues this investment objective by investing primarily in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities"). These securities may represent companies in both developed and lesser developed countries throughout the world.

         At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States). The portfolio may invest in larger foreign companies or U.S. based companies if, in Founders' opinion, they represent better prospects for capital appreciation.

         Foreign investments of the International Small Cap Trust may include securities issued by companies located in countries not considered to be major industrialized nations (emerging markets). Investments in the portfolio also may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. See "Other Instruments - Brady Bonds" in the Statement of Additional Information.

         The International Small Cap Trust invests primarily in equity securities. When Founders believes that other investments offer opportunities for capital appreciation, the portfolio may also invest in:

         -        convertible securities,

         -        bonds,

         -        debentures, and

         -        other corporate obligations

         The portfolio only invests in fixed income securities that, at the time of purchase, have the following ratings (or, if unrated, are determined to be of comparable quality by Founders):

                                               Bonds, Debentures and Corporate        Convertible Securities and Preferred
                  Rating Agency                          Obligations                                 Stocks
              ---------------------------------------------------------------------------------------------------------------
                     Moody's                  Baa or higher (Investment Grade)                    B or higher
                Standard & Poor's             BBB or higher (Investment Grade)                    B or higher

The portfolio will never have more than 5% of its total assets invested in any fixed income securities (excluding preferred stocks) which are unrated or rated below investment grade (measured at the time of purchase or as a result of a reduction in rating after purchase). The portfolio is not required to dispose of fixed income securities whose ratings are downgraded below investment grade subsequent to the portfolio's purchase of such securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Because the portfolio normally will invest primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

         The International Small Cap Trust is actively traded (for the fiscal year ending 1999, the portfolio turnover rate was 309%). A high portfolio turnover rate generally results in greater brokerage commission expenses which must be borne directly by the portfolio.

Temporary Defense Investing

         To meet redemptions or pending investment of its assets or during unusual market conditions, the International Small Cap Trust may invest up to 100% of its assets temporarily in the following securities:

         -        cash, cash equivalents,

         -        U.S. government obligations, U.S. Treasury STRIPS,

         -        commercial paper,

         -        bank obligations,

         -        repurchase agreements, and

         - negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions.

The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.

         The International Small Cap Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

HEALTH SCIENCES TRUST

Investment Objective

         The investment objective of the Health Sciences Trust is to seek long-term capital appreciation.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Health Sciences Trust. T. Rowe Price seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.

         T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices producers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

         In managing the Health Sciences Trust, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

         The Health Sciences Trust may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Temporary Defensive Investing

         A certain portion of portfolio assets will be held in money market reserves which may consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on portfolio investments in money market reserves. The effect of taking such a position is that the portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

Use of Hedging and Other Strategic Transactions

         The Health Sciences Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

AGGRESSIVE GROWTH TRUST

Investment Objective

         The investment objective of the Aggressive Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. ("AIM") manages the Aggressive Growth Trust. AIM seeks to achieve this investment objective by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category. AIM will be particularly interested in investing the portfolio's assets in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

         Aggressive Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

         - "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

         - "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

         The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value.

         The Aggressive Growth Trust may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

         The portfolio may invest up to 25% of its total assets in foreign securities. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 25% limitation.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Aggressive Growth Trust may invest all or a portion of its assets in bonds, repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         Aggressive Growth Trust may:

         -        purchase and sell stock index futures contracts,

         - purchase options on stock index futures as a hedge against changes in market conditions,

         - purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

         - write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

         - enter into foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contracts with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

         See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

EMERGING SMALL COMPANY TRUST

Investment Objective

         The investment objective of the Emerging Small Company Trust is to seek long-term growth of capital.

Investment Policies

         Franklin Advisers, Inc. ("Franklin") manages the Emerging Small Company Trust. Franklin seeks to achieve the portfolio's investment objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Index will vary, but as of December 31, 1999, they ranged from approximately $2 million to $13.2 billion. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

         The portfolio may also invest up to 35% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the portfolio's investment goal:

         - equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and

         - relatively well-known, larger companies in mature industries which Franklin believes have the potential for capital appreciation.

         Franklin will choose small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and that it can acquire at a price it believes to be reasonable. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottoms up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the portfolio's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

         The portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The portfolio may invest in both rated and unrated debt securities. The portfolio will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the portfolio's investment goal of capital growth.

         The portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The portfolio currently intends to limit its investments in foreign securities to 10% of its total assets.

         The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS"). See "Real Estate Securities Trust" below for a discussion of REITS and the risks of investing in these trusts.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Emerging Small Company Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Emerging Small Company Trust may:

         - write (sell) covered put and call options and may buy put and call options on securities and securities indices, and

         - buy and sell futures and options on futures with respect to securities, indices and currencies.

See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

SMALL COMPANY BLEND TRUST

Investment Objective

         The investment objective of the Small Company Blend Trust is to seek long-term growth of capital and income. Generation of current dividends will be a secondary consideration.

Investment Policies

         Capital Guardian Trust Company ("CGTC") manages the Small Company Blend Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Index will vary, but as of December 31, 1999, they ranged from approximately $2 million to $13.2 billion. In determining market capitalization, CGTC may consider the value of shares which are publicly traded. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Small Company Blend Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Small Company Blend Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

DYNAMIC GROWTH TRUST

Investment Objective

         The investment objective of the Dynamic Growth Trust is to seek long-term growth of capital.

Investment Policies

         Janus Capital Corporation ("Janus") manages the Dynamic Growth Trust. Janus pursues this investment objective by investing the portfolio's assets primarily in equity securities selected for their growth potential with normally at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P Mid Cap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the S&P Mid Cap 400 Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

         The Dynamic Growth Trust may invest in foreign securities. Janus seeks companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Dynamic Growth Trust may invest and the portfolio may, at times, have significant foreign exposure.

         Janus generally takes a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Dynamic Growth Trust.

         The Dynamic Growth Trust may invest in special situations. A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or a differences in market supply of and demand for the security. The portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

         The Dynamic Growth Trust may also invest to a lesser degree in (a) debt securities, (b) indexed/structured securities and (c) high yield/high risk bonds (not to exceed 35% of the portfolio's assets).

Cash Positions

         When Janus believes that market conditions are unfavorable for profitable investing, or when Janus is unable to locate attractive investment opportunities, the portfolio's cash or similar investments may increase. In other words, the portfolio does not always stay fully invested in stocks and bonds. In addition, Janus may also temporarily increase the portfolio's cash position to protect its assets or maintain liquidity.

Use of Hedging and Other Strategic Transactions

         The Dynamic Growth Trust is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

MID CAP GROWTH TRUST

Investment Objective

         The investment objective of the Mid Cap Growth Trust is to seek capital appreciation.

Investment Policies

         INVESCO Funds Group, Inc. ("INVESCO") manages the Mid Cap Growth Trust. INVESCO seeks to attain this objective by investing, under normal market conditions, primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase. The portfolio may also invest in other types of securities, including preferred stocks, convertible securities and bonds, and in the securities of smaller companies. The portfolio's core investments are securities of established companies that INVESCO believes are leaders in attractive growth markets and have a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

         INVESCO uses a bottom-up investment style in managing the Mid Cap Growth Trust, focusing on analysis of company fundamentals and growth prospects. In addition, the portfolio's strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions.

         The Mid Cap Growth Trust may invest up to 25% of its assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Securities of Canadian issuers and ADRs are not subject to this percentage limitation.

         The Mid Cap Growth Trust may also invest to a limited extent in : (a) fixed income securities, (b) lower rated fixed income securities (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities of other investment companies. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Mid Cap Growth Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing
         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Growth Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

         - securities of other investment companies that are money market funds; and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

MID CAP OPPORTUNITIES TRUST

Investment Objective

         The investment objective of the Mid Cap Opportunities Trust is to seek capital appreciation.

Investment Policies

         Putnam Investment Management, L.L.C. ("Putnam") manages the Mid Cap Opportunities Trust. Putnam seeks to attain this objective by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks. "Growth stocks" are stocks issued by companies believed by Putnam to be fast-growing and likely to increase earnings over time. The portfolio invests mainly in mid-sized companies.

         In selecting growth stocks, Putnam considers, among other factors, a company's financial strength, competitive position in the industry, projected future earnings, cash flows and dividends.

         The Mid Cap Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         The Mid Cap Opportunities Trust may also invest to a limited extent in:
(a) fixed income securities, (b) lower rated fixed income securities, (c) U.S. Government Securities, (d) floating rate and variable rate demand notes, (e) zero coupon bonds and PIK bonds, (f) hybrid instruments, and (g) futures contracts, forward contracts, swaps and related options. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Mid Cap Opportunities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Opportunities Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Opportunities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

MID CAP STOCK TRUST

Investment Objective

         The investment objective of the Mid Cap Stock Trust is to seek long-term growth of capital.

Investment Policies

         Wellington Management Company, LLP ("Wellington Management") manages the Mid Cap Stock Trust. Wellington Management seeks to achieve the Trust's objective by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

         Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, earnings and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Stock Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Stock Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions".

ALL CAP GROWTH TRUST

Investment Objective
         The investment objective of the All Cap Growth Trust (formerly, the Mid Cap Growth Trust) is to seek long-term capital appreciation.

Investment Policies
         A I M Capital Management, Inc. ("AIM") manages the All Cap Growth Trust. AIM seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

         The All Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

         - "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

         - "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

         The All Cap Growth Trust may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the All Cap Growth Trust may invest all or a portion of its assets in bonds, repurchase agreements, cash and cash equivalents denominated in U.S. dollars or foreign currency. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The All Cap Growth Trust may:

         -        purchase and sell stock index futures contracts,

         - purchase options on stock index futures as a hedge against changes in market conditions,

         - purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

         - write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

         - foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase of sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

FINANCIAL SERVICES TRUST

Investment Objective

         The investment objective of the Financial Services Trust is to seek growth of capital.

Investment Policies

         Davis Selected Advisers, LP ("Davis") manages the Financial Services Trust. Davis seeks to attain this objective by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% percent of the value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

         Davis uses the Davis investment philosophy in managing the Financial Services Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

       -     First-class management                 -     Proven record as an acquirer
       -     Management ownership                   -     Strong balance sheet
       -     Strong returns on capital              -     Competitive products or services
       -     Lean expense structure                 -     Successful international operations
       -     Dominant or growing market share in    -     Innovation
             a growing market

         The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Financial Services Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

         - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Financial Services Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

OVERSEAS TRUST

Investment Objective

         The investment objective of the Overseas Trust is to seek growth of capital.

Investment Policies

         Fidelity Management & Research Company ("FMR") manages the Overseas Trust. FMR normally invests at least 65% of the portfolio's total assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). FMR normally invests the portfolio's assets primarily in common stocks.

         The portfolio normally diversifies its investments across different countries and regions. In allocating the portfolio's assets across countries and region, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

         In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors include growth potential, earnings estimates and management.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Overseas Trust may invest all or a portion of its assets in bonds, preferred stocks, repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective .

Use of Hedging and Other Strategic Transactions

         The Overseas Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

INTERNATIONAL STOCK TRUST

Investment Objective

         The investment objective of the International Stock Trust is long-term growth of capital.

Investment Policies

         T. Rowe Price International, Inc. ("T. Rowe International") manages the International Stock Trust. T. Rowe International seeks to attain this objective by investing the portfolio's assets primarily in common stocks of established, non-U.S. companies. Geographic diversification will be wide, including both developed and emerging markets. The portfolio invests in at least three countries outside the United States.

         The International Stock Trust invests substantially all of its assets in common stocks. However, the portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the portfolio's investment objectives and program. The portfolio will not purchase any debt security which at the time of purchase is rated below investment grade ("B" or below by Moody's or "BB" or below by Standard & Poor's or comparable unrated securities). However, the portfolio may retain a security which is downgraded to below investment grade after purchase. Under normal market conditions, the portfolio's investment in securities other than common stocks, is limited to no more than 35% of total assets. The International Stock Trust will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. This reserve position provides flexibility in meeting redemptions, requests and expenses, and the timing of new investments.

         T. Rowe International blends a "bottom-up" approach, based on its fundamental research, with an awareness of a country's economic status and T. Rowe International's outlook. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally T. Rowe International's primary focus. However, valuation factors, such as price/earnings, price/cash flow, and price/book value are also important considerations.

         It is the present intention of T. Rowe International to invest in companies based in (or governments of or within) the:

         -        Far East (for example, Japan, Hong Kong, Singapore and
                  Malaysia),

         - Europe (for example, the United Kingdom, Germany, Hungary, Poland, Netherlands, France, Spain and Switzerland),

         -        South Africa,

         -        Australia,

         -        Canada,

         -        Latin America, and

         - such other areas and countries as T. Rowe International may determine from time to time to be consistent with the portfolio's investment objective.

         It is expected that the portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based.

         In determining the appropriate distribution of investments among various countries and geographic regions, T. Rowe International ordinarily considers the following factors:

         - prospects for relative economic growth between foreign countries;

         -        expected levels of inflation;

         -        government policies influencing business conditions;

         -        the outlook for currency relationships; and

         - the range of individual investment opportunities available to international investors.

         In analyzing companies for investment, T. Rowe International ordinarily looks for one or more of the following characteristics:

         -        above-average earnings growth per share;

         -        high return on invested capital;

         -        healthy balance sheet;

         - sound financial and accounting policies and overall financial strength;

         -        strong competitive advantages;

         -        effective research and product development and marketing;

         -        efficient service;

         -        pricing flexibility;

         -        strength of management; and

         - general operating characteristics which will enable the companies to compete successfully in their marketplace.

         While current dividend income is not a prerequisite in the selection of International Stock Trust companies, the companies in which the portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

         The International Stock Trust may purchase the securities of certain foreign investment portfolios or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the International Stock Trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such passive foreign investment companies. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years will not be recognized. Such gains will be considered ordinary income, which the portfolio will be required to distribute even though it has not sold the security.

         The portfolio may also invest a limited amount in fixed income securities. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Because the portfolio will only invest a limited amount in fixed income securities, the risks associated with these securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the International Stock Trust may invest all or a significant portion of its assets in:

         - U.S. Government and corporate debt obligations rated investment grade or above (or comparable unrated securities);

         - U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less; and

         - shares of the T. Rowe Price Reserve Investment Fund, an internal T. Rowe Price money market fund that was established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and T. Rowe International.

When the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The International Stock Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and engaging in foreign currency exchange contracts. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a more complete description of such instruments and the risks associated therewith.

         The International Stock Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

INTERNATIONAL VALUE TRUST

Investment Objective

         The investment objective of the International Value Trust is to seek long-term growth of capital.

Investment Policies

         Templeton Investment Counsel, Inc. ("Templeton") manages the International Value Trust. Templeton seeks to achieve this investment objective by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

         Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

         Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the International Value Trust may not invest, or may invest less, in international stocks. At these times, the International Value Trust may invest all or a portion of its assets in U.S. securities, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The International Value Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."


CAPITAL APPRECIATION TRUST

Investment Objective

         The principal investment objective of the Capital Appreciation Trust is long term growth of capital.

Investment Policies

         Jennison Associates LLC ("Jennison") manages the Capital Appreciation Trust. Jennison seeks to attain this objective by investing at least 65% of the portfolio's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

         Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison seeks to invest in companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position,
(iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

         Securities in which the Capital Appreciation Trust invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the portfolio is not likely to receive significant dividend income on its portfolio securities.

         In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Capital Appreciation Trust invests include: (i) American Depository Receipts (ADRs);
(ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITS) and similar securities. (Convertible securities are securities - like bonds, corporate notes and preferred stocks - that the portfolio can convert into the company's common stock or some other equity security.)

         The Capital Appreciation Trust may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

         In addition to the principal strategies discussed above, the Capital Appreciation Trust may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

         1. The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

         2. The portfolio may make short sales of a security including short sales "against the box."

         3. The portfolio may invest up to 20% of the portfolio's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.)

         4. The portfolio may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

         5. The portfolio may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

         6. The portfolio may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service.) These include corporate debt and other debt obligations of U.S. and foreign issuers. The portfolio may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

         7.       The portfolio may invest in repurchase agreements.

         Jennison considers selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Capital Appreciation Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Capital Appreciation Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust)

Investment Objective

         The principal investment objective of the Strategic Opportunities Trust is growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

Investment Policies

         Fidelity Management & Research Company ("FMR") manages the Strategic Opportunities Trust. FMR seeks to attain this objective by investing the portfolio's assets primarily in common stocks of U.S. issuers or securities convertible into or which carry the right to buy common stocks. The Strategic Opportunities Trust invests in securities listed on national securities exchanges and securities traded in the over-the-counter market. Portfolio securities may be selected with a view toward either short-term or long-term capital growth.

         The portfolio may also invest in non-convertible preferred stocks and fixed income securities. Normally, the portfolio will not invest more than 15% of its assets in these securities. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest a limited extent in fixed income securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

         The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Strategic Opportunities Trust may place any portion of its assets in:

         - investment grade debt securities (i.e., rated in one of the four highest bond rating categories assigned by Moody's or Standard & Poor's). The Strategic Opportunities Trust is not required to dispose of such instruments in the event they are downgraded.

         -        preferred stocks,

         -        U.S. Government Securities, or

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

         In response to market, economic, political or other conditions, FRM may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Use of Hedging and Other Strategic Transactions

         The Strategic Opportunities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

QUANTITATIVE MID CAP TRUST

Investment Objective

         The investment objective of the Quantitative Mid Cap Trust is to seek long-term growth of capital.

Investment Policies

         Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 35% of its total assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

         Stocks of publicly traded companies -- and mutual funds that hold these stock -- can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid- and small-cap stocks. For purposes of the restrictions set forth above, large cap securities are securities of companies with market capitalizations exceeding $15 billion and mid cap securities are securities of companies with market capitalizations between $1.5 billion and $15 billion. These definitions may change over time as market valuations change.

         MAC uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MAC's equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the portfolio.

         The Quantitative Mid Cap Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

         The Quantitative Mid Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Quantitative Mid Cap Trust may place any portion of its assets in:

         - money market instruments (which include, but are not limited to, commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, reverse repurchase agreements, corporate bonds with terms to maturity of less than one year, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, it may not participate in market advances or declines to the same extent that it would if the portfolio remained fully invested in stocks or bonds.

Use of Hedging and Other Strategic Transactions

         The Quantitative Mid Cap Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


GLOBAL EQUITY TRUST

Investment Objective

         The investment objective of the Global Equity Trust is long-term capital appreciation.

Investment Policies

         Putnam Investment Management, L.L.C. ("Putnam") manages the Global Equity Trust. Putnam seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. Putnam looks for companies with stock prices that it believes reflect a lower value than the value Putnam places on the business and for factors that it believes will cause the stock price to increase toward that latter value. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies.

         To determine whether a company is located in a particular country, Putnam looks at the following factors:

         -        where the company's securities trade;

         -        where the company is located or organized; or

         -        where the company derives its revenues or profits.

         In selecting portfolio securities to buy and sell, Putnam considers, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

         The Global Equity Trust will invest in foreign securities (including emerging market securities) and will have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         The Global Equity Trust may also invest in preferred stock, convertible securities and debt securities and may engage in a variety of transactions involving futures, options, warrants and swap contracts. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Global Equity Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Global Equity Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

STRATEGIC GROWTH TRUST

Investment Objective

         The investment objective of the Strategic Growth Trust is to seek capital appreciation.

Investment Policies

         Massachusetts Financial Services Company ("MFS") manages the Strategic Growth Trust. MFS seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which MFS believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

         MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Growth Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analyst of earnings, cash flows, competitive position and managements' abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

         In managing the portfolio, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS look particularly for companies which demonstrate:

         - a strong franchise, strong cash flows and a recurring revenue stream

         -        a solid industry position, where there is

         -        potential for high profit margins


         -        substantial barriers to new entry in the industry

         -        a strong management team with a clearly defined strategy

         -        a catalyst which may accelerate growth

         The portfolio may invest in foreign securities, including depositary receipts, dollar denominated foreign debt securities and emerging market securities, through which it may have exposure to foreign currencies.

         The Strategic Growth may also invest to a limited extent in : (a) fixed income securities, (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds,
(f) investment companies, (g) restricted securities, (h) short sales and short sales against the box, (i) indexed securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Strategic Growth Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Strategic Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

GROWTH TRUST

Investment Objective

         The investment objective of the Growth Trust is to seek long-term growth of capital.

Investment Policies

          SSgA Funds Management, Inc. ("SSgA") manages the Growth Trust. SSgA seeks to achieve this investment objective by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater). In selecting securities for the portfolio, SSgA uses independent investment perspectives, value and growth, to identify securities that are undervalued and have superior growth potential. The portfolio is constructed to take advantage of those securities with the greatest investment potential while seeking to minimize risk by maintaining portfolio characteristics similar to the large capitalization growth segment of the U.S. equity market, as measured by the Russell 1000 Growth Index.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Growth Trust may purchase and sell futures contracts. See "Hedging and Other Strategic Transactions" for further information on these strategies.

LARGE CAP GROWTH TRUST

Investment Objective

         The investment objective of the Large Cap Growth Trust is to seek long-term growth of capital.

Investment Policies

         Fidelity Management & Research Company ("FMR") manages the Large Cap Growth Trust. FMR normally invests the portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the portfolio's total assets in securities of companies with large market capitalizations. FMR defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the portfolio's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 65% policy.

          FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

          FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Large Cap Growth Trust may invest all or a portion of its assets in bonds, preferred stocks, repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. In response to market, economic, political or other conditions, FMR may also temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.

Use of Hedging and Other Strategic Transactions

         The Large Cap Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


ALL CAP VALUE TRUST

Investment Objective

         The investment objective of the All Cap Value Trust is to seek capital appreciation.

Investment Policies

         The Dreyfus Corporation ("Dreyfus") manages the All Cap Value Trust. Dreyfus seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios). The portfolio's investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers. It may overweight or underweight certain economic sectors relative to the Russell 1000 Value Index.

         Dreyfus uses its own research and computer models to select a core portfolio and a strategic portfolio for the All Cap Value Trust. The core portfolio consists primarily of mid- and large-capitalization value stocks with price-to-earnings ratios below the market average and projected growth rates that are competitive with the market average. The strategic portfolio, which generally represents approximately 20% of total portfolio assets, emphasizes short-selling, hedging techniques, overweighted industry and security positions, and investments in small companies, high yield debt securities and private placements. A portfolio security is typically sold when it is no longer considered a value stock, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Dreyfus' expectations.

         The All Cap Value Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

         The All Cap Value Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the All Cap Value Trust may invest up to 100% of its assets in money market instruments, including commercial paper, obligations of domestic and foreign banks, repurchase agreements, and U.S. Government Securities. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The All Cap Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

CAPITAL OPPORTUNITIES TRUST

Investment Objective

         The investment objective of the Capital Opportunities Trust is to seek capital appreciation.

Investment Policies

         Massachusetts Financial Services Company ("MFS") manages the Capital Opportunities Trust. MFS seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

         MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Capital Opportunities Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

         The Capital Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include Brady bonds and depositary receipts.

         The Capital Opportunities may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities (up to 15% of net assets), (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds, (f) closed end funds, (g) restricted securities, (h) short sales against the box. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Capital Opportunities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Capital Opportunities Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Capital Opportunities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" (except swaps and related derivative instruments).

QUANTITATIVE EQUITY TRUST

Investment Objective

         The investment objective of the Quantitative Equity Trust is to achieve intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

Investment Policies

         Manufacturers Adviser Corporation ("MAC") manages the Quantitative Equity Trust. MAC pursues this investment objective by investing principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

         The Quantitative Equity Trust will invest principally in common stocks or in securities convertible into common stocks or carrying rights or warrants to purchase common stock or to participate in earnings. In selecting investments, MAC places emphasis on companies with:

         -        good financial resources,

         -        strong balance sheet,

         -        satisfactory rate of return on capital,

         -        good industry position,

         -        superior management skills, and

         -        earnings that tend to grow at above average rates.

The portfolio's investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized.

         Investments are made primarily in securities listed on national securities exchanges, but the Quantitative Equity Trust may purchase securities traded in the United States over-the-counter market. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

         The Quantitative Equity Trust may invest in the following types of foreign securities:

         - U.S. dollar denominated obligations of foreign branches of U.S. banks,

         - securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

         - securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and

         -        securities denominated in U.S. dollars but issued by non U.S.
                  issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Quantitative Equity Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Quantitative Equity Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it is authorized to use all of them.

BLUE CHIP GROWTH TRUST

Investment Objective

         The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Blue Chip Growth Trust. The portfolio invests at least 65% of its total assets in the common stocks of large and medium-sized blue chip companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

         In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

         Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

         Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

         Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

         T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) along with a positive outlook for the overall industry will ultimately reward investors with a higher stock price. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks which are attractively priced relative to their anticipated long-term value.

         Most of the assets of the portfolio are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example,
(i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks and bonds, and (iii) warrants. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

         The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

Temporary Defensive Investing

         The Blue Chip Growth Trust may hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (an internal money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. To meet redemption requests or pending investment of its assets or during unusual market conditions, the Blue Chip Growth Trust may invest without limitation in such securities. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

UTILITIES TRUST

Investment Objective

         The investment objective of the Utilities Trust is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Investment Policies

         Massachusetts Financial Services Company ("MFS") manages the Utilities Trust. MFS seeks to attain this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region.

         Equity Investments. The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

         -        the current regulatory environment;

         -        the strength of the company's management team; and

         - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

         As noted above, the portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

         -        a fixed income stream, and

         - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

         Fixed Income Investments. The portfolio invests in the following fixed income securities:

         - corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing - Lower Rated Fixed Income Securities" for further information on these securities.)

         - mortgage-back securities and asset-back securities, see "Other Risks of Investing - Asset Back Securities/Mortgage Backed Securities" for further information on these securities.)

         - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

         In selecting fixed income investments for the portfolio, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

         Foreign Securities. The portfolio may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

         - Equity securities of foreign companies in the utilities industry,

         - Fixed income securities of foreign companies in the utilities industry,

         -        Fixed income securities issued by foreign governments.

The portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         General. The Utilities Trust may also invest to a limited extent in:
(a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Utilities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing
         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Utilities Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Utilities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" (except swaps and related derivative instruments).

REAL ESTATE SECURITIES TRUST

Investment Objective

         The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and fixed income securities. A shareholders meeting is scheduled for May 4, 2001 to consider, among other matters, changing the investment objective to the following: "to seek to achieve a combination of long-term capital appreciation and current income."

Investment Policies

         Cohen & Steers Capital Management, Inc. ("Cohen & Steers") manages the Real Estate Securities Trust. Cohen & Steers seeks to attain this objective by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies. These equity securities include:

         -        Common stocks (including REIT shares);

         -        Rights or warrants to purchase common stocks;

         - Securities convertible into common stock where the conversion feature represents, in Cohen & Steer's view, a significant element of the securities' value; and

         -        Preferred stocks.

         A real estate company is one that: (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or (b) has at least 50% of its assets in such real estate.

         The portfolio may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the portfolio intends to use these REIT dividends in an effort to meet the current income goal of its investment objective. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REIT. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The portfolio invests primarily in Equity REITs.

         In making investment decisions on behalf of the portfolio, Cohen & Steers relies on a fundamental analysis of each company. Cohen & Steers reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic, and market conditions. Cohen & Steers evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

         The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in investment grade fixed income securities, including cash or short-term debt securities, without regard to whether the issuer is a real estate company. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Real Estate Securities Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."

SMALL COMPANY VALUE TRUST

Investment Objective

         The investment objective of the Small Company Value Trust is to seek long-term growth of capital.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Small Company Value Trust. T. Rowe Price seeks to attain this objective by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. However, the portfolio will not sell a stock just because a company has grown to a market capitalization that exceeds such maximum. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

         Reflecting a value approach to investing, the Small Company Value Trust will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

         - Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

         - Low stock price relative to a company's underlying asset values;

         - Above-average dividend yield relative to a company's peers or its own historic norm;

         -        A plan to improve the business through restructuring; or

         - A sound balance sheet and other positive financial characteristics.

Temporary Defensive Investing

         A certain portion of portfolio assets will be held in money market reserves which may consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on portfolio investments in money market reserves. The effect of taking such a position is that the portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

Use of Hedging and Other Strategic Transactions

         The Small Company Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

MID CAP VALUE TRUST

Investment Objective

         The investment objective of the Mid Cap Value Trust is to seek capital appreciation.

Investment Policies

         Lord, Abbett & Co. ("Lord Abbett") manages the Mid Cap Value Trust. Lord Abbett seeks to attain this objective by investing primarily in equity securities which it believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

         Lord Abbett uses a value approach in managing the Mid Cap Value Trust. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

         -        Changes in economic and financial environment

         -        Price increases for the company's products or services

         -        New or improved products or services

         -        Changes in management or company structure

         - Improved efficiencies resulting from new technologies or changes in distribution climate or competitive conditions


         -        Changes in government regulations, political
         -        New or rapidly expanding markets

         The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Value Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, and nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities); and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

VALUE TRUST

Investment Objective

         The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies

         Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust. MAS seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. The portfolio may also invest in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, corporate bonds, foreign bonds, zero coupon bonds, repurchase agreements, cash equivalents, foreign currencies, investment company securities and derivatives, including when-issued or delayed delivery securities, forward foreign currency exchange contracts, futures, options and swaps. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.

         MAS' approach is to select equity securities which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500 Index. MAS bases it evaluations on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While MAS emphasizes capital return somewhat more than income return, the Value Trust's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential and which normally sell at higher price/earnings ratios.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Value Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

Special Risks

         The principal risks of investing in the Value Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus. Some of the companies whose securities are purchased by the Value Trust may be small or medium sized. The risks of investing in small or medium sized companies are set forth under "Risks of Investing in Certain Types of Securities" above.

EQUITY INDEX TRUST

Investment Objective

         The investment objective of the Equity Index Trust is to approximate the aggregate total return of publicly traded common stocks which are included in the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

Investment Policies

         The portfolio is designed to provide a less costly and convenient way to invest in the equity securities of a diversified group of U.S. companies. The portfolio is not actively managed; rather MAC tries to duplicate the performance of the S&P 500 Index by investing the portfolio's assets in the common stocks that are included in the S&P 500 Index in approximately the proportion of their respective market value weightings in the S&P 500 Index.

         The portfolio uses the S&P 500 Index as its standard performance comparison because the S&P 500 Index (i) represents more than 70% of the total market value of all publicly traded common stocks in the U.S. and (ii) is widely viewed among investors as representative of the performance of publicly traded common stocks in the U.S.

         The S&P 500 Index is an unmanaged index composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The performance of the S&P 500 Index is based on changes in the prices of stocks comprising the S&P 500 Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of the S&P 500 Index. Standard & Poor's(1) selects the stocks to be included in the S&P 500 Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

         Since MAC attempts to match the performance of the S&P 500 Index, the adverse financial situation of a company will not result in its elimination from the portfolio unless, of course, the company in question is removed from the S&P 500 Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company.

         Under normal circumstances, the net assets of the Equity Index Trust will be invested in any combination of the following investments:

         -        representative common stocks

         - Standard & Poor's Stock Index Futures Contracts ("S&P 500 Futures Contracts"), and

         -        Standard & Poor's Depository Receipts(R).

         With regard to the portion of the Equity Index Trust invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the S&P 500 Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the S&P 500 Index.

--------
(1) "Standard & Poor's(R)," "S&P 500(R)," "S&P(R)," "Standard & Poor's 500(R)" and "500" are trademarks of McGraw-Hill, Inc.

         There is no minimum or maximum number of stocks included in the S&P 500 Index which the Equity Index Trust must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would be between 300 and 500 different stocks included in the S&P 500 Index. The portfolio may compensate for the omission of a stock that is included in the S&P 500 Index, or for purchasing stocks in other than the same proportion that they are represented in the S&P 500 Index, by purchasing stocks that are believed by MAC to have characteristics that correspond to those of the omitted stocks.

         Tracking error is measured by the difference between the total return for the S&P 500 Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the S&P 500 Index. If deviation accuracy is not maintained, the Equity Index Trust will rebalance its composition by selecting securities which, in the opinion of MAC, will provide a more representative sampling of the capitalization of the securities in the S&P 500 Index as a whole or a more representative sampling of the sector diversification in the S&P 500 Index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or pending investment in stocks or S&P 500 Futures Contracts.

         Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.

Use of Hedging and Other Strategic Transactions

         The Equity Index Trust may invest in S&P 500 Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

TACTICAL ALLOCATION TRUST

Investment Objective

         The investment objective of the Tactical Allocation Trust is to seek total return, consisting of long-term capital appreciation and current income.

Investment Policies

         Brinson Advisors, Inc. ("Brinson Advisors"), formerly, Mitchell Hutchins Asset Management Inc., manages the Tactical Allocation Trust. Brinson Advisors seeks to achieve this investment objective by allocating the portfolio's assets between:

         - A stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") and

         -        A fixed income portion that consists of either five-year U.S.
                  Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

         The portfolio's subadviser reallocates the portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month.

         The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%. By using the Tactical Allocation Model, the portfolio seeks to achieve total return during all economic and financial markets cycles, with lower volatility than that of the S&P 500 Index.

         If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the portfolio's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. This bond risk premium is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

         The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the portfolio to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the portfolio to reduce its exposure to stocks.

         When the Tactical Allocation Model recommends a fixed income allocation of more than 50%, the Tactical Allocation Trust must invest in other high quality bonds or money market instruments to the extent needed to limit the portfolio's investments in U.S. Treasury obligations to no more than 55% of its assets. This limit is imposed by Internal Revenue Code diversification requirements for segregated asset accounts used to fund variable annuity or variable life contracts.

         The Tactical Allocation Trust deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to:

         - Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay portfolio operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares;

         - Qualify as a regulated investment company for federal income tax purposes; and

         - Meet the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts as discussed above.

         In its stock portion, Tactical Allocation Trust attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The portfolio's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the portfolio. Instead, the portfolio attempts to achieve a correlation of at least 0.95 between the performance of the portfolio's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). The S&P 500 Index can include U.S. dollar-denominated stocks of foreign issuers, and the portfolio invests in those securities to the extent needed to track the performance of the S&P 500 Index.

         For its bond investments, the Tactical Allocation Trust seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the then-current calendar year. However, if those instruments are not available at favorable prices, the portfolio may invest in U.S. Treasury notes that have either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five year U.S. Treasury notes. Similarly, for its cash investments, the portfolio seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the portfolio may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills.

         In addition to any reallocation of assets directed by the Tactical Allocation Model on the first business day of the month, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis.

         The portfolio may sell short "against the box" (sale of a security a portfolio owns or has the right to acquire at no additional cost.)

Temporary Defensive Investing

         Other than its investments in U.S. Treasury bills or other high quality money market instruments as indicated by the Tactical Allocation Model, the Tactical Allocation Trust may invest to a limited extent in money market instruments for cash management purposes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Tactical Allocation Trust may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. The subadviser also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy portfolio shares, to facilitate trading and to reduce transaction costs. See "Hedging and Other Strategic Transactions."

FUNDAMENTAL VALUE TRUST

Investment Objective

         The investment objective of the Fundamental Value Trust is to seek growth of capital.

Investment Policies

         Davis Selected Advisers, LP ("Davis") manages the Fundamental Value Trust. Davis seeks to attain this objective by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. The portfolio may also invest in companies with smaller capitalizations.

         Davis uses the Davis investment philosophy in managing the Fundamental Value Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

        -     First-class management                            -     Proven record as an acquirer
        -     Management ownership                              -     Strong balance sheet
        -     Strong returns on capital                         -     Competitive products or services
        -     Lean expense structure                            -     Successful international operations
        -     Dominant or growing market share in               -     Innovation
              a growing market

         The Fundamental Value Trust may also invest to a limited extent in foreign securities and fixed income securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fundamental Value Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

         - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act; and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Fundamental Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

GROWTH & INCOME TRUST

Investment Objective

         The investment objective of the Growth & Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk.

Investment Policies

         Wellington Management Company, LLP ("Wellington Management") manages the Growth & Income Trust. Wellington Management seeks to achieve the portfolio's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by:

         -        a leadership position within an industry,

         -        a strong or improving balance sheet,

         -        relatively high return on equity,

         -        steady or increasing dividend payout, and

         -        strong management skills.

The Growth & Income Trust's investments primarily emphasize dividend-paying stocks of larger companies. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. These securities include those convertible securities issued in the Euromarket, preferred stocks and debt securities.

         Wellington Management selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

         The Growth & Income Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. The Growth & Income Trust may also invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth & Income Trust may invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Growth & Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

U.S. LARGE CAP VALUE TRUST

Investment Objective

         The investment objective of the U.S. Large Cap Value Trust is to seek long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company ("CGTC") manages the U.S. Large Cap Value Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the U.S. Large Cap Value Trust may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The U.S. Large Cap Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

EQUITY-INCOME TRUST

Investment Objective

         The investment objective of the Equity-Income Trust is to provide substantial dividend income and also long-term capital appreciation.

Investment Policies

         T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Equity-Income Trust. T. Rowe Price seeks to attain this objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in the common stocks of established companies paying above-average dividends. T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

         The Equity-Income Trust will generally consider companies with the following characteristics:

         -        established operating histories;

         -        above-average dividend yield relative to the S&P 500 Index;

         -        low price/earnings ratios relative to the S&P 500 Index;

         -        sound balance sheets and other financial characteristics; and

         - low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

         The Equity-Income Trust tends to take a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

         The Equity-Income Trust may also purchase other types of securities, for example,

         - U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets),

         -        preferred stocks,

         -        convertible stocks and bonds, and

         -        warrants.

         The Equity-Income Trust may also invest in debt securities of any type, including municipal securities and non-investment grade debt securities (commonly known as "junk bonds") without regard to quality or rating. The portfolio will not purchase a non-investment-grade debt security if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities.

         The portfolio may invest in fixed income securities including up to 10% in non-investment grade fixed income securities. The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

Temporary Defensive Investing

         The Equity-Income Trust may hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (an internal money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. To meet requests or pending investment of its assets or during unusual market conditions, the portfolio may invest without limitation in such securities. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Equity-Income Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

         The Equity-Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

INCOME & VALUE TRUST

Investment Objective

         The investment objective of the Income & Value Trust is to seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company ("CGTC") manages the Income & Value Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets in both equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

         Fixed Income Securities. At least 80% of the fixed income portion of the portfolio will consist of the following:

         - securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by CGTC to be of equivalent investment quality including mortgage-related and asset-backed securities (see "Other Risks of Investing" below for a description of these securities);

         - securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         - cash or cash equivalents including commercial bank obligations and commercial paper.

Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

         Equity Securities. Equity securities shall be listed on national securities exchanges or in the national OTC market (also known as NASDAQ) and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Income & Value Trust may invest all or a portion of its assets in fixed income securities, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Income & Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

BALANCED TRUST

Investment Objective

         The investment objective of the Balanced Trust is current income and capital appreciation.

Investment Policies

         Founders Asset Management LLC ("Founders") is the manager of the Balanced Trust. A shareholders meeting has been scheduled for May 4, 2001 to consider, among other matters, the approval of Manufacturers Adviser Corporation ("MAC") as the manager of the Balanced Trust. If this change is approved by shareholders, it will become effective immediately.

Both Founders (and, if approved by shareholders, MAC) seek to attain this objective by investing the portfolio's assets in a balanced portfolio of (i) Equity Securities (as defined below) and (ii) Fixed Income Securities (as defined below).

         Equity Securities

         The Balanced Trust may invest up to 70% of its total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million (collectively, "Equity Securities"). Under normal market conditions, the portfolio will invest at least 40% of its assets in Equity Securities.

         The Balanced Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

         Fixed Income Securities

         The Balanced Trust may invest up to 50% of its total assets in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (collectively, "Fixed Income Securities"). Under normal market conditions, the portfolio will invest at least 25% of its assets in Fixed Income Securities.

         At least 65% of the Fixed Income Securities purchased by the portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent as determined by the subadviser).

         Fixed Income Securities may include U.S. dollar denominated foreign securities.

Temporary Defensive Investing

To meet redemption requests or pending investment of its assets or during unusual market conditions, the Balanced Trust may place any portion of its assets in:

         - money market instruments (which include, but are not limited to, commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, reverse repurchase agreements, corporate bonds with terms to maturity of less than one year, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

         -        cash.

When the portfolio is in a defensive position or awaiting investment of its assets, it may not participate in market advances or declines to the same extent that it would if the portfolio remained fully invested in stocks or bonds.

Use of Hedging and Other Strategic Transactions

         The Balanced Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

HIGH YIELD TRUST

Investment Objective

         The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies

         Miller Anderson & Sherrerd, LLP ("MAS") manages the High Yield Trust. MAS seeks to attain this objective by investing primarily (at least 65% under normal market conditions) of the portfolio's total assets in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                                               Corporate Bonds, Preferred Stocks and
                   Rating Agency                      Convertible Securities
            ----------------------------------------------------------------------------
                      Moody's                             Ba through C
                 Standard & Poor's                        BB through D

Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds.

         The High Yield Trust expects to achieve its objective through maximizing current income although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity ordinarily will be greater than five years.

         MAS invests the portfolio's assets in high yield securities, which are chosen based on its analysis of economic and industry trends and individual security characteristics. MAS conducts a credit analysis on each security considered for investment to evaluate the security's potential return relative to its risk. In-depth financial analysis is used to uncover opportunities in undervalued issues. A high level of diversification is also maintained to limit credit exposure to individual issuers.

         MAS' fixed income strategy has two primary components: (i) value investing and (ii) maturity and duration management. Value investing is where MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. MAS uses quantitative models in conjunction with judgment and experience to evaluate and select securities with embedded put or call options (options which are part of the security) which represent opportunities for price appreciation. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

         Maturity and duration management of a portfolio is the active management of the portfolio in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. MAS makes adjustments to shorten portfolio maturity and duration to limit capital losses during periods when interest rates are expected to rise. Conversely, MAS makes adjustments to lengthen maturity to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

         The High Yield Trust may invest greater than 50% of its total assets in mortgage-backed securities. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various governmental, government-related and private organizations. The portfolio's primary emphasis will be in mortgage-backed securities issued by the various government-related organizations. However, the portfolio may invest, without limit, in mortgage-backed securities issued by private issuers rated investment grade by Moody's or Standard & Poor's (or deemed by MAS to be of comparable investment quality). It is not anticipated that greater than 25% of the portfolio's assets will be invested in mortgage pools comprised of private organizations. See the discussion regarding mortgage-backed securities under "Other Risks of Investing" as well as "Investment Policies -- Other Instruments" in the Statement of Additional Information for a more detailed description of these investments and of certain risks associated therewith.

         The High Yield Trust may invest up to 100% of its assets in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of MAS, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. MAS' approach to emerging markets investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities. Emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The portfolio may also invest in securities created through the Brady Plan. The Brady Plan is a program under which heavily indebted countries have restructured their bank debt into bonds.

Temporary Defensive Investing

         To meet redemptions or pending investment of its assets or during unusual market conditions, up to 100% of the High Yield Trust's assets may be invested in cash, cash equivalents and repurchase agreements. To the extent that the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The High Yield Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

STRATEGIC BOND TRUST

Investment Objective

         The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital.

Investment Policies

         Salomon Brothers Asset Management Inc ("SaBAM") manages the Strategic Bond Trust. SaBAM seeks to achieve this objective by allocating the portfolio's assets among five sectors of the fixed income market listed below.

         -        U.S. Government obligations,

         -        investment grade U.S. corporate fixed income securities,

         -        high yield corporate fixed income securities,

         -        mortgage-backed securities, and

         - investment grade and high yield international fixed income securities.

         SaBAM's allocation process is based on its analysis of current economic and market conditions and the relative risks and opportunities presented in these markets. SaBAM determines the amount of assets to be allocated to each type of security in which the portfolio invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors which include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the portfolio's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

         SaBAM is an affiliate of Salomon Brothers Inc. ("SBI"), and in making investment decisions is able to draw on the research and market expertise of SBI with respect to fixed income securities.

         The types and characteristics of the U.S. government obligations, mortgage-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Strategic Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Trusts, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

         The high yield sovereign fixed income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

         SaBAM intends to concentrate the portfolio's investments in sovereign debt in Latin American countries, including Mexico and Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries (such as Nigeria and Morocco), Eastern European countries (such as Poland and Hungary), and Southeast Asian countries (such as the Philippines). Sovereign governments may include national, provincial, state, municipal or other foreign governments with authority to impose taxes. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

         Although SaBAM does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

         In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

              Corporate Debt Securities                            Sovereign Debt Instruments
              -------------------------                            --------------------------
-    issuer's financial resources                      -    economic and political conditions within the
-    issuer's sensitivity to economic conditions and        issuer's country
     trends                                            -    issuer's external and overall amount of debt,
-    operating history of the issuer                        and its ability to pay principal and interest
-    experience and track record of the issuer's            when due
     management                                        -    issuer's access to capital markets and other
                                                            sources of funding
                                                       -    issuer's debt service payment history

         SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.


Temporary Defensive Investing

         The Strategic Bond Trust currently intends to invest substantially all of its assets in fixed income securities. To meet redemption requests or pending investment of assets, however, the Strategic Bond Trust may invest in high-quality short-term money market instruments. During unusual market conditions, the Strategic Bond Trust may invest its assets without limit in high-quality short-term money market instruments. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

GLOBAL BOND TRUST


Investment Objective

         The investment objective of the Global Bond Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.


Investment Policies

         Pacific Investment Management Company ("PIMCO") manages the Global Bond Trust. PIMCO seeks to achieve this investment objective by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the euro), and the U.S. dollar.

         Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States). These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

         In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

         - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         - corporate debt securities, including convertible securities and corporate commercial paper;

         -    mortgage-backed and other asset-backed securities;

         - inflation-indexed bonds issued by both governments and corporations;

         -    structured notes, including hybrid or "indexed" securities,

         -    catastrophe bonds;

         -    loan participations;

         -    delayed funding loan and revolving credit facilities;

         - bank certificates of deposit, fixed time deposits and bankers' acceptances;

         - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

         -    repurchase agreements and reverse repurchase agreements;

         - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

         -    obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.


Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Bond Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions

         Global Bond Trust may:

         - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

         -    purchase and sell futures and options on futures,

         -    purchase and sell currency or securities on a forward basis,

         - enter into interest rate, index, equity and currency rate swap agreements.

The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

TOTAL RETURN TRUST


Investment Objective

         The investment objective of the Total Return Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.


Investment Policies

         Pacific Investment Management Company ("PIMCO") manages the Total Return Trust. PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

         The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

         In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

         - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         - corporate debt securities, including convertible securities and corporate commercial paper;

         -    mortgage-backed and other asset-backed securities;

         - inflation-indexed bonds issued by both governments and corporations;

         -    structured notes, including hybrid or "indexed" securities,

         -    catastrophe bonds;

         -    loan participations;

         -    delayed funding loan and revolving credit facilities;

         - bank certificates of deposit, fixed time deposits and bankers' acceptances;

         - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

         -    repurchase agreements and reverse repurchase agreements;

         - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

         -    obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.


Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions

         Total Return Trust may:

         - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

         -    purchase and sell futures and options on futures,

         -    purchase and sell currency or securities on a forward basis,

         - enter into interest rate, index, equity and currency rate swap agreements.

The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

INVESTMENT QUALITY BOND TRUST


Investment Objective

         The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.


Investment Policies

         Wellington Management Company, LLP ("Wellington Management") manages the Investment Quality Bond Trust. Wellington Management seeks to achieve the portfolio's objective by investing primarily in investment grade corporate bonds and U.S. government bonds with intermediate to longer term maturities. Wellington Management's investment decisions derive from a three-pronged analysis, including:

         -    sector analysis,

         -    credit research, and

         -    call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

         -    relative valuation of available alternatives,

         -    impact on portfolio yield, quality and liquidity, and

         -    impact on portfolio maturity and sector weights.

Wellington Management attempts to maintain a high, steady and possibly growing income stream.

         At least 65% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:

         - marketable debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management);

         - securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and

         - cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

         The balance (no more than 35%) of the Investment Quality Bond Trust's assets may be invested in:

         - U.S. and foreign debt securities rated below "A" by Moody's and Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

         -    preferred stocks,

         - convertible securities (including those issued in the Euromarket), and

         - securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued and commercial mortgage-backed securities.

         In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.

         The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

         The Investment Quality Bond Trust may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Standard & Poor's) and unrated securities of comparable quality as determined by Wellington Management, subject to the 35% limitation described above.


Temporary Defensive Investing

         To meet redemptions or pending investment of its assets or during unusual market conditions, the Investment Quality Bond Trust may invest in cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions

         The Investment Quality Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


Special Risks

         The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% in foreign securities. The principal risks of investing in the Investment Quality Bond Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus.

DIVERSIFIED BOND TRUST


Investment Objective

         The investment objective of the Diversified Bond Trust is to seek high total return as is consistent with the conservation of capital.


Investment Policies

         Capital Guardian Trust Company ("CGTC") manages the Diversified Bond Trust. CGTC seeks to achieve this investment objective by investing at least 80% of the portfolio's assets in one or a combination of the following categories:

         - fixed income securities rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by Standard & Poor's or fixed income securities not rated by Moody's or Standard & Poor's deemed by CGTC to be of equivalent investment quality;

         - up to 20% of the portfolio's assets in Eurodollar fixed income securities;

         - securities issued or guaranteed by the U.S. Government, the Canadian Government or its Provinces, or their respective agencies and instrumentalities;

         - interest bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents, and cash.

The remaining 20% of the portfolio's assets may be invested in other fixed income securities, including securities rated below investment grade ratings described above. Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

         All portfolio investment percentages described above are measured at the time of purchase of a security for the portfolio.


Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Diversified Bond Trust may invest all or a portion of its assets in cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions

         The Diversified Bond Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

U.S. GOVERNMENT SECURITIES TRUST


Investment Objective

         The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

Investment Policies

         Salomon Brothers Asset Management Inc ("SaBAM") manages the U.S. Government Securities Trust. SaBAM seeks to attain this objective by investing a substantial portion of the portfolio's assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

         At least 80% of the total assets of the U.S. Government Securities Trust are invested in:

         - mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

         - U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations);

         - obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

         - mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

         - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

         The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

         - no more than 55% of the value of the portfolio's assets may be represented by any one investment;

         - no more than 70% of the value of the portfolio's assets may be represented by any two investments;

         - no more than 80% of the value of the portfolio's assets may be represented by any three investments; and

         - no more than 90% of the value of the portfolio's assets may be represented by any four investments.

To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.


Mortgage-Backed Securities

         See "Other Risks of Investing" for a description of mortgage-backed securities and the risks associated with investing in them.


Use of Hedging and Other Strategic Transactions

         The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

         - write covered call options and put options on securities and purchase call and put options on securities,

         - write covered call and put options on securities indices and purchase call and put options on securities indices,

         - enter into futures contracts on financial instruments and indices, and

         -    write and purchase put and call options on such futures contracts.

It is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

MONEY MARKET TRUST

Investment Objective

         The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity.

Investment Policies

         Manufacturers Adviser Corporation ("MAC") manages the Money Market Trust. MAC seeks to achieve the portfolio's objective by investing the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

         - obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

         - certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

         - commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MAC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

         - corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

         - short-term obligations issued by state and local governmental issuers;

         - securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

         - repurchase agreements with respect to any of the foregoing obligations.

         Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MAC monitors the creditworthiness of the note issuer and its earning power and cash flow. MAC will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

         All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

         The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above.


Use of Hedging and Other Strategic Transactions

         The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

THE INDEX TRUSTS

         There are five Index Trusts - Small Cap Index, International Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

         An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MAC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

         SMALL CAP INDEX TRUST


Investment Objective
         The investment objective of the Small Cap Index Trust is to seek to approximate the aggregate total return of a small cap U.S. domestic equity market index.


Investment Strategy

         The Small Cap Index Trust seeks to achieve this objective by attempting to track the performance of the Russell 2000 Index. The Russell 2000 Index is an unmanaged index composed of the stocks of smaller U.S. companies. The index is composed of the 2,000 smallest companies out of the 3,000 largest U.S. companies.


Investment Policies

         The Small Cap Index Trust invests primarily in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.


Use of Hedging and Other Strategic Transactions

         The Small Cap Index Trust may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         INTERNATIONAL INDEX TRUST


Investment Objective

         The investment objective of the International Index Trust is to seek to approximate the aggregate total return of a foreign equity market index.


Investment Strategy

         The International Index Trust seeks to achieve this objective by attempting to track the performance of the Morgan Stanley European Australian Far East Free* Index (the "MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of approximately 1,000 securities traded in non-U.S. markets. Countries and geographical areas such as Europe, Australia and Japan typically comprise a greater percentage of the MSCI EAFE Index than other geographical areas and, therefore, tend to have a greater impact on the performance of the index.

*The designation "Free" in the name of the index refers to the securities that the index tracks. Some countries restrict foreign investment in certain industries, so only stocks that can be bought freely by the portfolio are traded.


Investment Policies

         The International Index Trust invests primarily in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.


Use of Hedging and Other Strategic Transactions

         The International Index Trust may invest in Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         MID CAP INDEX TRUST


Investment Objective

         The investment objective of the Mid Cap Index Trust is to seek to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Investment Strategy

         The Mid Cap Index Trust seeks to achieve this objective by attempting to track the performance of the S&P Mid Cap-400 Index (the "S&P 400 Index"). The S&P 400 Index is an unmanaged index composed of the securities of 400 medium sized U.S. companies.


Investment Policies

         The Mid Cap Index Trust invests primarily in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.


Use of Hedging and Other Strategic Transactions

         The Mid Cap Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         TOTAL STOCK MARKET INDEX TRUST


Investment Objective

         The investment objective of the Total Stock Market Index Trust is to seek to approximate the aggregate total return of a broad U.S. domestic equity market index.


Investment Strategy

        The Total Stock Market Index Trust seeks to achieve this objective by attempting to track the performance of the Wilshire 5000 Equity Index ("Wilshire 5000 Index"). The Wilshire 5000 Index is an unmanaged index composed of more than 7,000 stocks including all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter markets.


Investment Policies

         The Total Stock Market Index Trust invests primarily in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.


Use of Hedging and Other Strategic Transactions

         The Total Stock Market Index Trust may invest in Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         500 INDEX TRUST


Investment Objective

         The investment objective of the 500 Index Trust is to seek to approximate the aggregate total return of a broad U.S. domestic equity market index.


Investment Strategy

         The 500 Index Trust seeks to achieve this objective by attempting to track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index composed of 500 selected common stocks, primarily the stocks of large U.S. companies.


Investment Policies

         The 500 Index Trust invests primarily in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Standard & Poor's Stock Index Futures Contracts.

         Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.


Use of Hedging and Other Strategic Transactions

         The 500 Index Trust may invest in Futures Contract and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

                                    * * * * *

         "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

THE LIFESTYLE TRUSTS

         There are five Lifestyle Trusts (each of which is a fund of funds) -- Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust ("Underlying Portfolios"). Each Lifestyle Trust has its own investment objective and policies.

         LIFESTYLE AGGRESSIVE 1000 TRUST


Investment Objective

         The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long-term growth of capital. Current income is not a consideration.


Investment Policies

         Manufacturers Adviser Corporation ("MAC") seeks to achieve this objective by investing 100% of the portfolio's assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE GROWTH 820 TRUST


Investment Objective

         The investment objective of the Lifestyle Growth 820 Trust is to provide long-term growth of capital. Current income is also a consideration.


Investment Policies

         MAC seeks to achieve this objective by investing approximately 20% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE BALANCED 640 TRUST


Investment Objective

         The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


Investment Policies

         MAC seeks to achieve this objective by investing approximately 40% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE MODERATE 460 TRUST


Investment Objective

         The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis on income.


Investment Policies

         MAC seeks to achieve this objective by investing approximately 60% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE CONSERVATIVE 280 TRUST


Investment Objective

         The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration given to growth of capital.


Investment Policies

         MAC seeks to achieve this objective by investing approximately 80% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


Additional Information Concerning the Lifestyle Trusts

         The Lifestyle Trusts are designed to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

         The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the:

         -    High Yield Trust

         -    Strategic Bond Trust

         -    Global Bond Trust

         -    Total Return Trust

         -    Investment Quality Bond Trust

         -    Diversified Bond Trust

         -    U.S. Government Securities Trust

         -    Money Market Trust

The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

         Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed income and equity). Variations in the percentages are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative 280 Trust may have a fixed income/equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, the Adviser may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

         Within the prescribed percentage allocations between the two types of Underlying Portfolios, MAC selects the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust are rebalanced to maintain the selected percentage levels for the specific portfolios. MAC may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular Subadviser. In addition, changes may be made to reflect some fundamental change in the investment environment.

         Investors in any of the Lifestyle Trusts bear both the expenses of a particular Lifestyle Trust and indirectly the expenses of its Underlying Portfolios. Therefore, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Lifestyle Trust instead of in the Lifestyle Trust itself. An investor who chooses to invest directly in the Underlying Portfolios rather than by investing in the Lifestyle Trusts would, however, not receive the asset allocation services provided by MA, with the assistance of SSgA, in its management of the Lifestyle Trusts.


Temporary Defensive Investing

         Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

         -    meeting redemption requests,

         -    making other anticipated cash payments, or

         - protecting the portfolio in the event MAC determines that market or economic conditions warrant a defensive posture.

To the extent a Lifestyle portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions

         The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

                 ADDITIONAL INVESTMENT POLICIES AND TRANSACTIONS

ADDITIONAL INVESTMENT POLICIES

         Subject to certain restrictions, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

LENDING OF PORTFOLIO SECURITIES

         Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

         Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

REPURCHASE AGREEMENTS

         Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

         Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

         Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS

         Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

         A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

         Subject to certain restrictions, each portfolio of the Trust, except the Money Market Trust and the Lifestyle Trusts, may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

         Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

         Each of the portfolios, except the Lifestyle Trusts, may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

         Certain of the portfolios may make short sales of a security. This means that the portfolio may sell a security that it does not own when the subadviser to the portfolio thinks the value of the security will decline. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Use of short sales may magnify underlying investment losses of the price and the interest costs on the borrowed securities may exceed potential underlying investment gains.

         Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost. When selling short against the box, the portfolio gives up the opportunity for capital appreciation in the security.

          When making a short sale, a portfolio will maintain in a segregated account with its custodian, the securities that could be used to cover the short sale.

                                     * * * *

         These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

         - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

         -    financial futures contracts (including stock index futures),

         -    interest rate transactions*, and

         -    currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

** A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

         Hedging and Other Strategic Transactions may be used for the following purposes:

         - to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

         - to protect a portfolio's unrealized gains in the value of its securities,

         - to facilitate the sale of a portfolio's securities for investment purposes,

         - to manage the effective maturity or duration of a portfolio's securities or

         - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

         The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

OTHER RISKS OF INVESTING

         The information below regarding the risks of investing in certain types of securities supplements the disclosure in the "Risk/Return Summary."

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

         Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's).

         General Risks

         - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

         - Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

         - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

         - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.


         Additional Risks Regarding Lower Rated Corporate Fixed Income
Securities

         Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

         Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities

         Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

         Small or Unseasoned Companies

         - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

         - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

         - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

         - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

         - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

         Medium Size Companies

         - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

         - Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

         - Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

         - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

         - Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

         - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

         - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

STRIPPED SECURITIES

         Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

ASSET-BACKED SECURITIES

         Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE-BACKED SECURITIES

         The mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

                                      * * *

Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

         Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a broker-dealer under the Securities Exchange Act of 1934, as amended, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, the Adviser serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America and The Manufacturers Life Insurance Company of New York.

         The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. (The Adviser does not manage any of the Trust portfolio assets.) The Adviser also (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

         The Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MAC is an Affiliated Subadviser.

         As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

         The following table presents (i) a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets and (ii) the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2000.

                                                                            ADVISORY FEE AS A
                                                                          PERCENTAGE OF AVERAGE       ADVISORY FEE AS A
PORTFOLIO                                                                   ANNUAL NET ASSETS           DOLLAR AMOUNT
---------                                                                   -----------------           -------------
Internet Technologies Trust...........................................            1.150%                  $364,054(B)
Pacific Rim Emerging Markets Trust.....................................           0.850%                   826,869
Science & Technology Trust.............................................           1.100%                16,814,048

International Small Cap Trust..........................................           1.100%                 3,416,149
Health Sciences Trust (E)..............................................           1.100%                       N/A
Aggressive Growth Trust................................................           1.000%                 3,154,189
Emerging Small Company Trust...........................................           1.050%                 6,154,952
Small Company Blend Trust..............................................           1.050%                   925,735
Dynamic Growth Trust...................................................           1.000%                   654,785(B)
Mid Cap Stock Trust....................................................           0.925%                   955,504
All Cap Growth Trust...................................................           0.950%                 8,501,735
Overseas Trust.........................................................           0.950%                 4,578,209
International Stock Trust..............................................           1.050%                 2,890,232
International Value Trust..............................................           1.000%                 1,329,316
Capital Appreciation Trust.............................................           0.900%(D)                  7,738(H)
Strategic Opportunities Trust (A)......................................           0.850%                13,403,289
Global Equity Trust....................................................           0.900%                 6,643,175
Growth Trust...........................................................           0.850%                 6,472,854
Large Cap Growth Trust.................................................           0.875%                 4,542,483
Quantitative Equity Trust..............................................           0.700%                 3,773,024
Blue Chip Growth Trust.................................................           0.875%                17,113,773
Real Estate Securities Trust...........................................           0.700%(F)              1,491,642
Small Company Value Trust..............................................           1.050%                 1,054,874
Value Trust............................................................           0.800%                 1,196,810
Equity Index Trust.....................................................           0.250%                   299,575
Tactical Allocation Trust..............................................           0.900%                   269,753(B)
Growth & Income Trust..................................................           0.750%                23,601,208
U.S. Large Cap Value Trust.............................................           0.875%                 2,878,247
Equity-Income Trust....................................................           0.875%                 8,043,881
Income & Value Trust...................................................           0.800%                 4,696,094
Balanced Trust.........................................................           0.750%(G)              1,849,965
High Yield Trust.......................................................           0.775%                 1,857,084
Strategic Bond Trust...................................................           0.775%                 2,642,791
Global Bond Trust......................................................           0.800%                   961,709
Total Return Trust.....................................................           0.775%                 2,398,611
Investment Quality Bond Trust..........................................           0.650%                 1,806,503
Diversified Bond Trust.................................................           0.750%                 1,526,414
U.S. Government Securities Trust.......................................           0.650%                 2,081,135
Money Market Trust.....................................................           0.500%                 4,545,400
Small Cap Index Trust..................................................           0.525%                   113,868(B)
International Index Trust..............................................           0.550%                   171,991(B)
Mid Cap Index Trust....................................................           0.525%                    81,707(B)
Total Stock Market Index Trust.........................................           0.525%                   176,988(B)
500 Index Trust........................................................           0.525%                   709,970(B)
Lifestyle Aggressive 1000 Trust........................................           0.075%(C)                 61,577(B)
Lifestyle Growth 820 Trust.............................................           0.075%(C)                187,730(B)
Lifestyle Balanced 640 Trust...........................................           0.075%(C)                186,400(B)
Lifestyle Moderate 460 Trust...........................................           0.075%(C)                 75,949(B)
Lifestyle Conservative 280 Trust.......................................           0.075%(C)                 50,225(B)

Total for all Portfolios                                                        Not Applicable        $167,540,214

(A)      Formerly, the Mid Cap Blend Trust.

(B) For period beginning May 1, 2000 (commencement of operations) and ending December 31, 2000.

(C) 0.075% up to $100 million; 0.05% of net assets in excess of $100 million.

(D) 0.900% on the first $300 million of net assets, 0.850% on net assets over $300 million

(E) 1.100% on the first $500 million of net assets, 1.050% on net assets over $500 million

(F) A shareholders meeting has been scheduled for May 4, 2001 to consider the following increase in the advisory fee. If approved by shareholders the change will be effective immediately: .800% on the first $200 million of net assets, .750% on assets between $200 million and $500 million and .750% on net assets over $500 million

(G) 0.750% on the first $50 million of net assets, 0.700% on assets between $50 million and $200 million and 0.650% on net assets between $200 million and $500 million and 0.650% on net assets over $500 million.

(H) For period beginning November 1, 2000 (commencement of operations) and ending December 31, 2000.

                                                                      BETWEEN               BETWEEN
                                                                    $50 MILLION          $200 MILLION
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO*                                    $50 MILLION          $200 MILLION          $500 MILLION          $500 MILLION
Mid Cap Value Trust.......................       .950%                 .950%                .90%                  .875%
Quantitative Mid Cap Trust................       .800%                 .800%                .700%                 .700%
All Cap Value Trust.......................       .950%                 .950%                .950%                 .900%

                                                                      BETWEEN               BETWEEN
                                                                    $50 MILLION          $250 MILLION
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO*                                    $50 MILLION          $250 MILLION          $500 MILLION          $500 MILLION
Mid Cap Growth Trust......................        1.00%                 .975%                .950%                 .925%
Telecommunications Trust..................        1.10%                1.075%               1.025%                 .950%
Mid Cap Opportunities Trust...............        1.00%                1.000%                .950%                 .950%
Financial Services Trust..................        .950%                 .900%                .900%                 .850%
Fundamental Value Trust...................        .950%                 .900%                .900%                 .850%


                                                             BETWEEN            BETWEEN           BETWEEN
                                                          $300 MILLION       $600 MILLION      $900 MILLION
                                              FIRST            AND                AND               AND           EXCESS OVER
PORTFOLIO*                                 $300 MILLION   $600 MILLION       $900 MILLION      $1.5 BILLION       $1.5 BILLION
Capital Opportunities Trust...............     .900%          .875%              .850%            .825%             0.75%
Strategic Growth Trust....................     .900%          .875%              .850%            .825%             0.75%
Utilities Trust...........................     .900%          .875%              .850%            .825%             0.75%


* These portfolios commenced operations April 30, 2001 and did not pay advisory fees during the year ended December 31, 2000.

        Advisory Fee Waiver

         The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Values Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

COMBINED ASSET LEVELS                                FEE REDUCTION
                                                     (AS A PERCENTAGE OF THE ADVISORY FEE)
First $750 million                                    0.00%
Between $750 million and $1.5 billion                 2.50%
Between $1.5 billion and $3.0 billion                 3.75%
Over $3.0 billion                                     5.00%

The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

         Expense Reimbursement.

         All Portfolios Except the Lifestyle Trusts. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

-        0.15% in the case of the Equity Index Trust,

-        0.050% in the case of the International Index Trust and the 500 Index
         Trust,

- 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and the Total Stock Market Index Trust,

- 0.75% in the case of the International Small Cap, Global Equity, Global Bond, International Value, Overseas, International Stock and Pacific Rim Emerging Markets Trusts,

-        0.50% in the case of all other portfolios except the Lifestyle Trusts.

         Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

         These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

SUBADVISORY ARRANGEMENTS

         The subadvisors to each of the Trust portfolios are as follows:

                  SUBADVISOR                                                    PORTFOLIO
                  A I M Capital Management, Inc.                                All Cap Growth Trust
                                                                                Aggressive Growth Trust

                  Brinson Advisors, Inc.                                        Tactical Allocation Trust
                  (formerly, Mitchell Hutchins Asset Management Inc.)

                  Capital Guardian Trust Company                                Small Company Blend Trust
                                                                                U.S. Large Cap Value Trust
                                                                                Income & Value Trust
                                                                                Diversified Bond Trust

                  Cohen & Steers Capital Management, Inc.                       Real Estate Securities Trust

                  Davis Select Advisers, L.P.                                   Financial Services Trust
                                                                                Fundamental Value Trust

                  The Dreyfus Corporation                                       All Cap Value Trust

                  Fidelity Management  & Research Company                       Strategic Opportunities Trust (A)
                                                                                Large Cap Growth Trust
                                                                                Overseas Trust

                  Founders Asset Management LLC                                 International Small Cap Trust

                  Franklin Advisers, Inc.                                       Emerging Small Company Trust

                  INVESCO Funds Group, Inc.                                     Telecommunications Trust
                                                                                Mid Cap Growth Trust

                  Janus Capital Corporation                                     Dynamic Growth Trust

                  Jennison Associates LLC                                       Capital Appreciation Trust

                  Lord, Abbett & Co.                                            Mid Cap Value Trust

                  Manufacturers Adviser Corporation                             Pacific Rim Emerging Markets Trust
                                                                                Quantitative Equity Trust
                                                                                Quantitative Mid Cap Trust
                                                                                Equity Index Trust
                                                                                Money Market Trust
                                                                                Index Trusts
                                                                                Lifestyle Trusts (B)
                                                                                Balanced Trust (C)


                  Massachusetts Financial Services Company                      Strategic Growth Trust
                                                                                Capital Opportunities Trust
                                                                                Utilities Trust

                  Miller Anderson & Sherrerd, LLP                               Value Trust
                                                                                High Yield Trust



                  Munder Capital Management                                     Internet Technologies Trust

                  Pacific Investment Management Company                         Global Bond Trust
                                                                                Total Return Trust

                  Putnam Investment Management, L.L.C.                          Mid Cap Opportunities Trust
                                                                                Global Equity Trust

                  Salomon Brothers Asset Management Inc                         U.S. Government Securities Trust
                                                                                Strategic Bond Trust

                  SSgA Funds Management, Inc.                                   Growth Trust
                                                                                Lifestyle Trusts (B)

                  T. Rowe Price Associates, Inc.                                Science & Technology Trust
                                                                                Health Sciences Trust
                                                                                Blue Chip Growth Trust
                                                                                Equity-Income Trust
                                                                                Small Company Value Trust

                  T. Rowe Price International, Inc.                             International Stock Trust

                  Templeton Investment Counsel, Inc.                            International Value Trust

                  Wellington Management Company, LLP                            Growth & Income Trust
                                                                                Investment Quality Bond Trust
                                                                                Mid Cap Stock Trust

----------
(A) Formerly, the Mid Cap Blend Trust.

(B) SSgA Funds Management, Inc. subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.

(C) A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadvisor to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.


         Under the terms of each of the Subadvisory Agreements, the Subadvisor manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadvisor formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadvisor regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

A I M CAPITAL MANAGEMENT, INC.

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)
                  All Cap Growth Trust                                 Robert M. Kippes (since May, 1999)
                                                                       David P. Barnard (since May, 1999)
                                                                       Kenneth A. Zschappel (since May, 1999)
                                                                       Jay K. Rushin (since  December, 2000)
                                                                       Ryan E. Crane (since December, 2000)

                  Aggressive Growth Trust                              Robert M. Kippes (since May, 1999)
                                                                       Ryan E. Crane (since August, 1999)
                                                                       Jay K. Rushin (since December, 2000)

         INFORMATION REGARDING A I M CAPITAL MANAGEMENT, INC.

         A I M Capital Management, Inc. ("AIM") is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. AIM and its affiliates managed over $170 billion of assets as of December 31, 2000.

         PORTFOLIO MANAGERS

David P. Barnard. Mr. Barnard is vice president of AIM and a senior portfolio manager. He is involved in managing several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Barnard joined AIM in 1982.

Ryan E. Crane. Mr. Crane is a portfolio manager with AIM. Mr. Crane joined AIM in 1994 as a portfolio administrator and in 1995 was promoted to equity analyst focusing on small capitalization companies. He became a senior analyst in 1997 and was promoted to his current position in 1999. He is a Chartered Financial Analyst.

Robert M. Kippes. Mr. Kippes is vice president of AIM and senior portfolio manager for several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Kippes also serves as head of AIM's Small/Mid Cap Growth investment management unit. Mr. Kippes joined AIM in 1989 as a research assistant. In 1992 he was named head of equity research and portfolio manager. In 1994 he was promoted to his current position.

Jay K. Rushin. Mr. Rushin is a portfolio manager with AIM and is involved in the management of several of the AIM funds including the AIM Aggressive Growth Fund, the AIM Constellation Fund, and the AIM Global Aggressive Growth Fund. Mr. Rushin joined AIM as a portfolio administrator.

Kenneth A. Zschappel. Mr. Zschappel is assistant vice president and senior portfolio manager of AIM. He is involved in managing several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Zschappel joined AIM in 1990 and in 1992 became a portfolio analyst for equity securities, specializing in technology and health care. He was elected investment officer of AIM in 1995.

Brinson Advisors, Inc.
(formerly, Mitchell Hutchins Asset Management Inc.)

                  Portfolios Subadvised                                Portfolio Manager(s)
                  Tactical Allocation Trust                            T. Kirkham Barneby (since May, 2000)

         Information Regarding Brinson Advisors, Inc.

         Brinson Advisors Inc. ("Brinson Advisors"), formerly, Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, New York 10019, is an indirect wholly owned subsidiary of UBS AG, an internationally diversified organization with operations in many areas of the financial services industry. As of December 31, 2000, Brinson Advisors had approximately $60.1 billion in investment company assets under management.


         Portfolio Managers

T. Kirkham Barneby. Mr. Barneby is a managing director and chief investment officer - quantitative investments of Brinson Advisors. Mr. Barneby rejoined Brinson Advisors in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Brinson Advisors, he was a senior vice president responsible for quantitative management and asset allocation models. Mr. Barneby also manages the PaineWebber Tactical Allocation Fund and the Mitchell Hutchins Series Trust Tactical Allocation Portfolio.

CAPITAL GUARDIAN TRUST COMPANY

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)
                  Small Company Blend Trust                            Michael R. Ericksen (since May, 1999)
                                                                       James S. Kang (since May, 1999)
                                                                       Robert G. Kirby (since May, 1999)
                                                                       Lawrence R. Solomon (since May, 2000)
                                                                       Karen A. Miller (since May, 2000)
                                                                       Research Team*

                  U.S. Large Cap Value Trust                           David I. Fisher (since May, 1999)
                                                                       Eugene P. Stein (since May, 1999)
                                                                       Michael R. Ericksen (since May, 1999)
                                                                       Theodore R. Samuels (since May, 1999)
                                                                       Terry Berkemeier (since July, 1999)
                                                                       Alan J. Wilson (since June, 2000)
                                                                       Karen A. Miller (since December, 2000)
                                                                       Research Team*

                  Income & Value Trust                                 David I. Fisher (since May, 1999)
                                                                       John W. Ressner (since May, 1999)
                                                                       Eugene P. Stein (since May, 1999)
                                                                       Karen A. Miller (since  December, 2000)
                                                                       Michael R. Ericksen (since May, 1999)
                                                                       James R. Mulally (since May, 1999)
                                                                       Theodore R. Samuels (since May, 1999)
                                                                       James S. Baker (since May, 1999)
                                                                       Terry Berkemeier (since July, 1999)
                                                                       Alan J. Wilson (since January, 1999)

                                                                       Research Team*

                  Diversified Bond Trust                               James S. Baker (since May, 1999)
                                                                       James R. Mulally (since May, 1999)
                                                                       John W. Ressner (since May, 1999)

* A portion of the portfolio is managed by individual members of the research team.

        INFORMATION REGARDING CAPITAL GUARDIAN TRUST COMPANY

        Capital Guardian Trust Company ("CGTC") is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $121.7 billion of assets as of December 31, 2000.

        PORTFOLIO MANAGERS

James A. Baker. Mr. Baker is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

Terry Berkemeier. Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

Michael R. Ericksen. Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

David I. Fisher. Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

James S. Kang. Mr. Kang is Senior Vice President for Capital International Research Inc. He joined the Capital Group organization in 1988.

Robert G. Kirby. Mr. Kirby is a Senior Partner of The Capital Group Partners L.P. and Chairman Emeritus and a portfolio manager of CGTC. He joined the Capital Group organization in 1965.

Karen A. Miller. Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

James R. Mulally. Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

John W. Ressner. Mr. Ressner is Executive Vice President, Fixed Income Research Director, member of the Management Committee for Capital International Research Inc. He joined the Capital Group organization in 1988.

Theodore R. Samuels. Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

Lawrence R. Solomon. Mr. Solomon is a Senior Vice President of Capital International Research, Inc. He also serves as a Director of Capital Management Services, Inc. Mr. Solomon joined the Capital Group organization in 1985.

Eugene P. Stein. Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

Alan J. Wilson. Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

         PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
         Real Estate Securities Trust                         Martin Cohen (since May, 2001)
                                                              Robert H. Steers (since May, 2001)

       ADDITIONAL INFORMATION REGARDING MANUFACTURERS ADVISER CORPORATION

         Cohen & Steers Capital Management, Inc. ("Cohen & Steers") is located at 757 Third Avenue, New York, New York 10017. Cohen & Steers, a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments in REITs. Its current clients include pension plans, endowment funds and mutual funds. All of Cohen & Steers' client accounts are invested principally in real estate securities. As of December 31, 2000, Cohen & Steers had approximately $4.8 billion of assets under management.

                  PORTFOLIO MANAGERS

Martin Cohen. Mr. Cohen has been the President of Cohen & Steers since the firm's inception in 1986.

Robert H. Steers. Mr. Steers has been the Chairman of Cohen & Steers since the firm's inception in 1986.

DAVIS SELECTED ADVISERS, LP

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)
                  Fundamental Value Trust                              Christopher C. Davis (since May, 2001)
                                                                       Kenneth Charles Feinberg (since May , 2001)

                  Financial Services  Trust                            Christopher C. Davis (since May, 2001)
                                                                       Kenneth Charles Feinberg (since May, 2001)

         INFORMATION REGARDING DAVIS SELECTED ADVISERS, LP

         Davis Selected Advisers, LP ("Davis") was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of March 1, 2001, Davis managed assets of more than $40 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

         PORTFOLIO MANAGERS

Christopher C. Davis. Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

Kenneth Charles Feinberg. Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

THE DREYFUS CORPORATION

                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)
                  All Cap Value Trust                                  Timothy M. Ghriskey (since May, 2001)

         INFORMATION REGARDING THE DREYFUS CORPORATION
         The Dreyfus Corporation ("Dreyfus") established in 1951 and headquartered in New York City, is one of the nation's leading fund companies and, as of December 31, 2000, managed more than $150 billion in assets in more than 180 mutual fund portfolios nationwide. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation, a global financial services company. Headquartered in Pittsburgh, Mellon offers a comprehensive array of banking services for individuals and corporations and is one of the world's leading providers of asset management, trust custody, and benefits consulting services. Mellon has $2.8 trillion in assets under management, administration or custody including $530 billion under management. It's asset management companies include the Dreyfus Corporation and Newton Investment Management Limited (U.K.). Dreyfus is located at 200 Park Avenue, New York, New York 10166.
         PORTFOLIO MANAGER

Timothy M. Ghriskey. Mr. Ghriskey, senior portfolio manager and head of value equities at Dreyfus, has managed the Dreyfus Aggressive Equity Fund since 1995. Prior to joining Dreyfus in 1995, he worked as an analyst and money manager for Loomis Sayles & Co. Mr. Ghriskey also manages several other Dreyfus funds and is a Chartered Financial Analyst.

FIDELITY MANAGEMENT  & RESEARCH COMPANY

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)
                  Strategic Opportunities Trust*                       Bahaa Fam (since August, 1999)

                  Large Cap Growth Trust                               Karen Firestone (since May, 1999)

                  Overseas Trust                                       Richard R. Mace, Jr. (since May, 1999)

                  *Formerly, the Mid Cap Blend Trust

         INFORMATION REGARDING FIDELITY MANAGEMENT  & RESEARCH COMPANY

         Fidelity Management & Research Company ("FMR") has served as the portfolios' subadvisor since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadvisor to the portfolios listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of January 31, 2000, FMR and its affiliate, FMR Co., Inc, had approximately $612 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

         Beginning May 1, 2001, FMR Co., Inc. (FMRC) began serving as sub-subadvisor for the portfolios listed above. FMRC will be primarily responsible for choosing investments for the portfolios. FMRC is a wholly-owned subsidiary of FMR.

         PORTFOLIO MANAGERS

Bahaa Fam. Mr. Fam is Director of Quantitative Research for Fidelity Management & Research Company, a division of Fidelity investments. Mr. Fam directs a team of research analysts in the design of novel methods for stock selection and portfolio construction, and serves as an advisor on portfolio strategy and asset allocation for Fidelity's funds. Mr. Fam also directly manages several U.S. equity (sub)portfolios. Prior to joining Fidelity in 1994, Mr. Fam was Managing Director and Consulting Scientist for the MITRE Corporation.

Karen Firestone. Ms. Firestone joined Fidelity Investments in 1983 and has worked as an analyst and manager. Ms. Firestone also manages Fidelity Advisor Large Cap Fund.

Richard R. Mace, Jr. Mr. Mace jointed Fidelity Investments in 1987 and has worked as an analyst and manager. Mr. Mace also manages Fidelity Advisor Overseas Fund.

FOUNDERS ASSET MANAGEMENT LLC

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)*
                  Balanced Trust**                                     Curtis J. Anderson (December, 1999)

                  International Small Cap Trust                        Tracy P. Stouffer (July, 1999)

* To facilitate the day-to-day investment management of each Trust, Founders uses a team system. The management team is composed of members of the Investment Department, including portfolio managers, portfolio traders and research analysts. Each individual offers ideas, information, knowledge and expertise to assist in the management of the portfolios. Daily decisions on security selection are made by the portfolio manager. Through participation in the team process, the manager uses the input, research and advice if the rest of the management team in making purchase and sale decisions. The portfolio manager is listed for each Trust.

** A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadvisor to the Balanced Trust. If approved by shareholders, this change will take effect immediately.

         INFORMATION REGARDING FOUNDERS ASSET MANAGEMENT LLC

         Founders Asset Management LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, is a registered investment adviser which was first established as an asset manager in 1938. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. As of December 31, 2000, Founders had over $7.24 billion of assets under management, including approximately $7.12 billion in mutual fund accounts and $120 million in other advisory accounts.

         Founders is a "growth-style" manager of equity portfolios and gives priority to the selection of individual securities that have the potential to provide superior results over time, despite short-term volatility. Under normal circumstances, Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating strengths of the companies whose securities it buys, and less emphasis to the short-term impact of changes in macroeconomic and market conditions. Founders focuses on purchasing the stocks of companies with strong management and market positions that have earnings prospects that are significantly above the average for their market sectors.

         PORTFOLIO MANAGERS

Curtis J. Anderson. Mr. Anderson, Vice President of Investments and Chartered Financial Analyst, joined Founders in 1999. Prior to joining Founders, Mr. Anderson was a senior vice president, director of research and a portfolio manager with First Security Investment Management (1991 to 1999). Mr. Anderson holds a BA and MBA from the University of Utah.

Tracy P. Stouffer. Ms. Stouffer, Vice President of Investments and Chartered Financial Analyst, joined Founders in 1999. Prior to joining Founders, she was a vice president and portfolio manager with Federated Global Incorporated (1995 to 1999) and a vice president and portfolio manager with Clariden Asset Management Inc. (1988 to 1995). A graduate of Cornell University, Ms. Stouffer received an MBA with a concentration in marketing from the University of Western Ontario, Canada.

FRANKLIN ADVISERS, INC.

                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)
                  Emerging Small Company Trust                         Edward Jamieson (since May, 1999)
                                                                       Michael McCarthy (since May, 1999)
                                                                       Aidan O'Connell (since May, 1999)

         INFORMATION REGARDING FRANKLIN ADVISERS, INC.

         Franklin Advisers, Inc. ("Franklin"), located at 777 Mariners Island Blvd, San Mateo, California 94404, has been in the business of providing investment advisory services since 1985. Franklin is wholly owned by Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson are the principal shareholders of Franklin Resources. As of December 31, 2000, Franklin and its affiliates manage over $109 billion of assets.

         PORTFOLIO MANAGERS

Edward Jamieson.  Mr. Jamieson joined the Franklin Templeton Group in 1987.

Michael McCarthy. Mr. McCarthy joined the Franklin Templeton Group in 1992. He is a Chartered Financial Analyst.

Aidan O'Connell. Mr. O'Connell joined the Franklin Templeton Group in 1998. Before joining Franklin Templeton, Mr. O'Connell was a research associate and a corporate finance associate at Hambrecht & Quist.

INVESCO FUNDS GROUP, INC.

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)
                  Mid Cap Growth Trust                                 Timothy J. Miller (since May, 2001)
                                                                       Thomas R. Wald (since May, 2001)

                  Telecommunications  Trust                            Brian B. Hayward  (since May, 2001)

         INFORMATION REGARDING INVESCO FUNDS GROUP, INC.

         INVESCO Funds Group, Inc. ("INVESCO") was founded in 1932 and, as of December 31, 2000, managed 45 INVESCO mutual funds having combined assets of more than $42.5 billion. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company based in London. Through its subsidiaries, AMVESCAP PLC engages in the investment management business on an international basis and, as of December 31, 2000, managed more than $402.6 billion in assets worldwide. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.

         PORTFOLIO MANAGERS

Timothy J. Miller. Mr. Miller, Chief Investment Officer and a director and senior vice president of INVESCO, is the lead portfolio manager of the Mid Cap Growth Trust. Before joining INVESCO in 1992, he was a portfolio manager with Mississippi Valley Advisors in St. Louis. Mr. Miller is a Chartered Financial Analyst and holds an MBA from the University of Missouri - St. Louis and a BSBA from St. Louis University.

Thomas R. Wald. Mr. Wald, a vice president of INVESCO, is co-portfolio manager of the Mid Cap Growth Trust. Before joining INVESCO in 1997, he was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. Mr. Miller is a Chartered Financial Analyst and holds an MBA from the Wharton School at the University of Pennsylvania and a BA from Tulane University.

Brian B. Hayward. Mr. Hayward, a senior vice president of INVESCO, is the portfolio manager of the Telecommunications Trust. Before joining INVESCO in 1997, he was a senior equity analyst with Mississippi Valley Advisors. Mr. Hayward is a Chartered Financial Analyst and holds an MA in Economics and a BA in Mathematics from the University of Missouri.

JANUS CAPITAL CORPORATION

                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)
                  Dynamic Growth Trust                                 Matthew A. Ankrum (since May, 2000)

         INFORMATION REGARDING JANUS CAPITAL CORPORATION

         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Stilwell Financial Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Upon the completion of a pending stock sale transaction between Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Stilwell, Stilwell will own approximately 88.7% of Janus's outstanding voting stock and Mr. Bailey will own approximately 6.2%. This transaction is anticipated to close during the first quarter of 2001. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board subject to the approval of Stilwell, which approval cannot be unreasonably withheld. As of December 31, 2000, Janus had approximately $248.8 billion in assets under management.

         PORTFOLIO MANAGERS

Matthew A. Ankrum. Mr. Ankrum joined Janus in June, 1996 as an intern and became an equity research analyst in August, 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993-1995. He was also a fixed income research analyst at Conseco Capital Management. Mr. Ankrum is currently an assistant portfolio manager of Janus Enterprise Fund. He has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

JENNISON ASSOCIATES LLC

                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
                  Capital Appreciation Trust                           Kathleen A.  McCarragher (since November, 2000)
                                                                       Michael Del Balso (since  November, 2000)
                                                                       Spiros Segalas (since November, 2000)

                  ADDITIONAL INFORMATION REGARDING JENNISON ASSOCIATES LLC

         Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). The Prudential Insurance Company of America indirectly, through wholly-owned subsidiaries, Prudential Asset Management Holding Company (PAMHC) and PAMHC's wholly-owned subsidiary, Prudential Investment Management Inc. (formerly known as The Prudential Investment Corporation), owns 100% of Jennison. As of December 31, 2000, Jennison had approximately $81 billion in assets under management.

         PORTFOLIO MANAGERS

Kathleen A. McCarragher. Ms. McCarragher joined Jennison in 1998 and is a Director, and Executive Vice President at Jennison. She is also Jennison's Growth Equity Investment Strategist. Prior to joining Jennison, she was employed at Weiss, Peck & Greer as a managing director and director of large cap growth equities for six years. Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University Graduate School of Business Administration.

Michael Del Balso. Mr. Del Balso joined Jennison in 1972 and is currently a Director, Executive Vice President and Jennison's Director of Equity Research. Mr. Del Baslo is a graduate of Yale University and received his M.B.A. from Columbia University.

Spiros Segalas. Mr. Segalas was a founding director of Jennison in 1969 and is currently a Director, President and Chief Investment Officer as well as a portfolio manager. He received his B.A. from Princeton University and is a member of the New York Society of Security Analysts.

LORD, ABBETT & CO.

                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)
                  Mid CapValue Trust                                   Lead Portfolio Manager:
                                                                       Edward K. von der Linde (since May, 2001)

                                                                       The following individuals are also members of
                                                                       the management team:
                                                                       Eileen Banko (since May, 2001)
                                                                       Howard Hansen (since  May, 2001)
                                                                       David Builder ) since May, 2001)

         INFORMATION REGARDING LORD ABBETT & CO.

         Lord, Abbett & Co. ("Lord Abbett") was founded in 1929 and manages one of America's oldest mutual fund complexes. As of December 31, 2000, Lord Abbett had approximately $35 billion in assets under management in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

         PORTFOLIO MANAGERS

Lord Abbett uses a team of investment managers and analysts acting together to manage the portfolio's investments. Edward K. von der Linde heads the team and the other senior members are Eileen Banko, Howard Hansen and David Builder. Each of Mr. von der Linde, Ms. Banko and Mr. Hansen have been with Lord Abbett for more than five years. Mr. Builder joined Lord Abbett in 1998. He was previously an analyst at Bear Stearns (1996 to 1998) and Weiss, Peck & Greer (1994 to
1998).

MANUFACTURERS ADVISER CORPORATION

                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
                  Balanced Trust**                                     Mark Schmeer (since May, 2001)
                                                                       Rhonda Chang (since May, 2001)
                                                                       Gary Stewart (since May, 2001)
                                                                       John McIntyre (since May, 2001)

                  Pacific Rim Emerging Markets Trust                   Samantha Ho (since June, 2000)
                                                                       Seton Lor (since June, 2000)

                  Quantitative Equity Trust                            Mark Schmeer (since August, 1995)
                                                                       Rhonda Chang (since August, 1995)

                  Quantitative Mid Cap Trust                           Mark Schmeer (since May, 2001)
                                                                       Rhonda Chang (since May, 2001)

                  All Index Trusts                                     Martin Ayow (since May, 2000)
                                                                       Ram Brahmachari (since December, 2000)

                  Lifestyle Trusts                                     Committee

* Dates also include the time period the portfolio manager managed any predecessor Manulife Series Fund, Inc. portfolio.

** A shareholders meeting has been scheduled for May 4, 2001 to approve MAC as the subadvisor to the Balanced Trust. If approved by shareholders, this change will become effective immediately.

         Management of the above portfolios is provided by a team of investment professionals each of whom plays an important role in the management process of each portfolio. Team members work together to develop investment strategies and select securities for a portfolio. They are supported by research analysts, traders and other investment specialists who work alongside the investment professionals in an effort to utilize all available resources to benefit the shareholders.

        ADDITIONAL INFORMATION REGARDING MANUFACTURERS ADVISER CORPORATION

         Manufacturers Adviser Corporation ("MAC") is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2000, MAC together with Manulife Financial had approximately $82 billion of assets under management.

         PORTFOLIO MANAGERS

Martin Ayow. Mr. Ayow joined MAC in 2000. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, he was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst.

Ram Brahmachari. Mr. Brahmachari joined MAC in 2000. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, was employed as an analyst at Nortel.

Rhonda Chang. Ms. Chang joined MAC in 1996. She has been an investment manager at Manulife Financial since 1994. From 1990 to 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst.

Samantha Ho. Ms. Ho joined MAC in 2000. Prior to joining MAC, she was a senior portfolio manager at SEB Investment Management where she served from 1994 to 2000. Prior to that, she was an investment analyst at Jardine Fleming. She is a Chartered Financial Analyst.


Seton Lor. Mr. Lor joined MAC in 2000. Prior to joining MAC, he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.


John McIntyre. Mr. McIntryre joined MAC in 2001. Mr. McIntyre has been a portfolio manager in the U.S. fixed income area of Manulife Financial since 1990 and has extensive experience in managing investment grade portfolios. He is a Chartered Financial Analyst.

Mark Schmeer. Mr. Schmeer joined MAC in 1996. He is Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst.

Gary Stewart. Mr. Steward joined MAC in 1998. He is Vice President, North American Fixed Income at Manulife Financial. Prior to joining Manulife in 1997, Mr. Steward was Vice President and Senior Portfolio Manager at ING Investment Management. He is a Chartered Financial Analyst.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                  PORTFOLIOS SUBADVISED                                PORTFOLIO MANAGER(S)
                  Capital Opportunities Trust                          Maura A. Shaughnessy (since May, 2001)

                  Strategic Growth  Trust                              S. Irfan Ali (since May, 2001)

                  Utilities Trust                                      Maura A. Shaughnessy (since May, 2001)

         INFORMATION REGARDING MASSACHUSETTS FINANCIAL SERVICES COMPANY

         Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $141 billion as of December 31, 2001. MFS is located at 500 Boylston Street, Boston,
Massachusetts 02116.
         PORTFOLIO MANAGERS

Maura A. Shaughnessy. Ms. Shaughnessy is a Senior Vice President of MFS and has been employed by MFS since 1991. Ms. Shaughnessy has managed the MFS Capital Opportunities Fund since 1999 and the MFS Utilities Fund since 1992.

S. Irfan Ali. Mr. Ali is a Senior Vice President of MFS and has been employed by MFS since 1993. Mr. Ali has managed the MFS Strategic Growth Fund since 1999.

MILLER ANDERSON & SHERRERD, LLP

      PORTFOLIOS SUBADVISED         PORTFOLIO MANAGER(S)
      Value Trust                   Richard M. Behler (since January, 1997)

      High Yield Trust              Robert E. Angevine (since January, 1997)
                                    Stephen F. Esser (since January, 1997)
                                    Gordon Loery (since May, 2000)
                                    Deanna L. Louchanane (since May, 2001)]

         INFORMATION REGARDING MILLER ANDERSON & SHERRERD, LLP
         Miller Anderson & Sherrerd, LLP ("MAS") is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a division of Morgan Stanley Dean Witter Investment Management Inc. which as of January 31, 2001 had approximately $173 billion in assets under management. MAS is an indirectly wholly-owned subsidiary of Morgan Stanley
Dean Witter & Co.

         PORTFOLIO MANAGERS

Robert E. Angevine. Mr. Angevine joined Morgan Stanley Asset Management in 1988. He is primarily responsible for the management of the High Yield portfolios of MAS Funds, Morgan Stanley Dean Witter Institutional Funds, Inc. and The Universal Institutional Funds, Inc.

Richard M. Behler. Mr. Behler joined MAS as a portfolio manager in 1995. He is also primarily responsible for the management of the Value Portfolios of MAS Funds, Van Kampen Series Fund, Inc. and The Universal Institutional Funds, Inc. Prior to joining MAS, Mr. Behler served as portfolio manager from 1992 to 1995 for Moore Capital Management.

Stephen F. Esser. Mr. Esser joined MAS in 1988. He is also primarily responsible for the management of the High Yield portfolios of MAS Funds, Morgan Stanley Dean Witter Institutional Funds, Inc. and The Universal Institutional Funds, Inc.

Deanna L. Loughnane. Ms. Loughnane joined MAS as a financial analyst in 1997 and joined the MAS high yield team as a portfolio manager in 2000. Prior to joining MAS, She served as Vice President and senior corporate bond analyst for Putnam Investments from 1993-1997. She is also primarily responsible for the management of the High Yield portfolios of MAS Funds, Morgan Stanley Dean Witter Institutional Funds, Inc. and the Universal Institutional Funds, Inc.

Gordon Loery. Mr. Loery joined MAS as a Principal in 1996. Previously, he was employed at Morgan Stanley and Co. Incorporated as a fixed income analyst. He is also primarily responsible for the High Yield portfolios of MAS Funds, Morgan Stanley Dean Witter Institutional Funds, Inc.


MUNDER CAPITAL MANAGEMENT

     PORTFOLIOS SUBADVISED                          PORTFOLIO MANAGER(S)
     Internet Technologies Trust                    Managed by Committee

         INFORMATION REGARDING MUNDER CAPITAL MANAGEMENT

         Munder Capital Management ("Munder"), 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of December 31, 2000, Munder and its subsidiary had approximately $47.8 billion of assets under management.

PACIFIC INVESTMENT MANAGEMENT COMPANY

      PORTFOLIOS SUBADVISED                 PORTFOLIO MANAGER(S)
      Global Bond Trust                     Michael R. Asay (since May, 2001)

      Total Return Trust                    William H. Gross (since May, 1999)

         INFORMATION REGARDING PACIFIC INVESTMENT MANAGEMENT COMPANY

         Pacific Investment Management Company LLC ("PIMCO"), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serve as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, PIMCO Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz GP Sub LLC which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in PIMCO Advisors L.P. Pacific Life Insurance Company owns an indirect minority equity interest in PIMCO Advisors L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

         PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $215.7 billion of assets under management as of December 31, 2000.


         PORTFOLIO MANAGERS

Michael R. Asay. Dr. Asay is a Senior Vice President and a Portfolio Manager at PIMCO. Dr. Asay joined PIMCO in 1999. Prior to joining PIMCO he was associated with the fixed income divisions of Goldman Sachs and Co. where he developed fixed income trading strategy and quantitative analytics for the Asian and European markets. Dr. Asay holds a Ph.D. in Financial Economics from the University of Southern California.

William H. Gross. Mr. Gross is a Managing Director, Chief Investment Officer and founding partner of PIMCO. He is also a Chartered Financial Analyst.


PUTNAM INVESTMENT MANAGEMENT, L.L.C.

       PORTFOLIO SUBADVISED                 PORTFOLIO MANAGER(S)
       Mid Cap Opportunities Trust          Eric M. Wetlaufer (since May, 2001)
                                            Putnam MidCap Equity Team

       Global Equity Trust                  Paul Warren (since May, 2001)
                                            Putnam Global Core Equity Team

         INFORMATION REGARDING PUTNAM INVESTMENT MANAGEMENT, INC.

         Putnam Investment Management, L.L.C. ("Putnam") has been managing mutual funds since 1937 and is one of America's oldest and largest money management firms. Putnam serves as the investment manager for the funds in the Putnam family of funds. Putnam and its affiliates manage over $370 billion in assets as of December 31, 2000. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

         PORTFOLIO MANAGERS

Paul Warren. Mr. Warren is Managing Director, Director of the Global Core Equity product team at Putnam. Prior to joining Putnam in 1997, he was Director, Market Specialist for Japan for IDS Fund Management/Pilgrim Baxter Asia LLC.

Eric M. Wetlaufer. Mr. Wetlaufer is a Managing Director of Putnam. Prior to joining Putnam in 1997, he was a portfolio manager with Cadence Capital Management.

SALOMON BROTHERS ASSET MANAGEMENT INC

    PORTFOLIOS SUBADVISED                    PORTFOLIO MANAGER(S)*
    U.S. Government Securities Trust         Roger Lavan (since December, 1991)

    Strategic Bond Trust                     Roger Lavan (since February, 1993)

*Mr. Lavan has been assisted in the management of the Strategic Bond Trust by Peter Wilby since February, 1993 and by David Scott since January, 1995.

         INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT INC

         Salomon Brothers Asset Management Inc ("SaBAM") is a wholly-owned subsidiary of Citigroup. SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2000, SaBAM and its worldwide investment advisory affiliates manage approximately $31 billion in assets. SaBAM's business offices are located at Seven World Trade Center, New York, New York 10048.

         In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SaBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SaBAM Limited is compensated by SaBAM at no additional expense to the Strategic Bond Trust. SaBAM Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Travelers. SaBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

         PORTFOLIO MANAGERS

Roger Lavan. Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

David Scott. Mr. Scott is Managing Director and a Senior Portfolio Manager with SaBAM Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust.

Peter Wilby. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He is a Chartered Financial Analyst and a Certified Public Accountant.

SSgA FUNDS MANAGEMENT, INC.

          PORTFOLIOS SUBADVISED                       PORTFOLIO MANAGER(S)

              Growth Trust                           Managed by Committee

               INFORMATION REGARDING SSgA Funds Management, Inc.

         SSgA Funds Management, Inc. ("SSgA"), located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitutes the investment management business of State Street Corporation. SSgA and its predecessors have been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which will, as a result of a change in federal law, be succeeding to most or all of the registered investment company business of State Street Global Advisors in May 2001. As of December 31, 2000, State Street Global Advisors had approximately $724.5 billion in assets under management. SSgA is a subsidiary of State Street corporation.

T. ROWE PRICE ASSOCIATES, INC.

        PORTFOLIOS SUBADVISED                      PORTFOLIO MANAGER(S)
        Blue Chip Growth Trust                     Investment advisory committee
                                                   Larry J. Puglia, Chairman
                                                   (since October, 1996)

        Equity-Income Trust                        Investment advisory committee
                                                   Brian C. Rogers, Chairman
                                                   (since October, 1996)

        Health Sciences Trust                      Investment advisory committee
                                                   Kris H. Jenner, Chairman
                                                   (since May, 2001)

        Science & Technology Trust                 Investment advisory committee
                                                   Charles A. Morris, Chairman
                                                   (since January, 1997)

        Small Company Value Trust                  Investment advisory committee
                                                   Preston G. Athey, Chairman
                                                   (since May, 2001)


         INFORMATION REGARDING T. ROWE PRICE ASSOCIATES, INC.

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), whose address is at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2000, T. Rowe Price and its affiliates manage over $166.7 billion for over eight million individual and institutional investor accounts.

         PORTFOLIO MANAGERS

         The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

Preston G. Athey. Mr. Athey, who joined T. Rowe Price in 1978, is a Managing Director of T. Rowe Price and has been managing investments since 1982.

Kris H. Jenner, M.D., D., Phd.. Dr. Jenner, who joined T. Rowe Price in 1997, is a Vice-President of T. Rowe Price and has been managing investments since 1998. From 1995 - 1997 he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

Charles A. Morris. Mr. Morris, who joined T. Rowe Price in 1987, is a Managing Director of T. Rowe Price and has been managing investments since 1991. He is a Chartered Financial Analyst.

Larry J. Puglia. Mr. Puglia, who joined T. Rowe Price in 1990, is a Managing Director of T. Rowe Price and has been managing investments since 1993. He is a Chartered Financial Analyst and a Certified Public Accountant.

Brian C. Rogers. Mr. Rogers, who joined T. Rowe Price in 1982, is a Managing Director of T. Rowe Price and has been managing investments since 1983. He is a Chartered Financial Analyst.

T. ROWE PRICE INTERNATIONAL, INC.

    PORTFOLIOS SUBADVISED                        PORTFOLIO MANAGER(S)

    International Stock Trust                          Committee

         INFORMATION REGARDING T. ROWE PRICE INTERNATIONAL, INC.

         Rowe Price-Fleming International, Inc.("Rowe Price Fleming") was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings") and has been the subadviser to the International Stock Trust since December 1996. On August 8, 2000, T. Rowe Price International, Inc. ("T. Rowe International") became the subadviser to the International Stock Trust when T. Rowe Price purchased Flemings 50% joint venture interest in Rowe Price-Fleming. Rowe Price-Fleming was renamed T. Rowe Price International, Inc. to reflect the change in ownership and T. Rowe International's status as a wholly-owned subsidiary of T. Rowe Price. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. T. Rowe International is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe International has offices in Baltimore, London, Tokyo, Hong Kong, Paris, Singapore and Buenos Aires. As of December 31, 2000, T. Rowe International had approximately $32.7 billion of assets under management.

TEMPLETON INVESTMENT COUNSEL, INC.

     PORTFOLIO SUBADVISED                    PORTFOLIO MANAGER(S)

     International Value Trust               Lead Portfolio Manager
                                             Gary R. Clemens (since May, 1999)

                                             The following individual has
                                             secondary portfolio management
                                             responsibilities:
                                             Edgerton Scott, III (since May,
                                             1999)

         INFORMATION REGARDING TEMPLETON INVESTMENT COUNSEL, INC.

         Templeton Investment Counsel, Inc. ("Templeton"), located at 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33716, has been in the business of providing investment advisory services since 1979. As of December 31, 2000, Templeton and its affiliates manage over $94 billion in assets. Templeton Investment is an indirect wholly owned subsidiary of Franklin Resources, Inc.

         PORTFOLIO MANAGERS

Gary R. Clemens. Mr. Clemens is a Senior Vice President of Templeton. He joined the Franklin Templeton Group in 1990.

Edgerton Scott, III. Mr. Scott is Vice President of Templeton. He joined the Franklin Templeton Group in 1996. Prior to joining Franklin Templeton, Mr. Scott served as an investment analyst for the Portola Group and Aeltus Investment Management. He is a Chartered Financial Analyst.

WELLINGTON MANAGEMENT COMPANY, LLP

      PORTFOLIOS SUBADVISED                        PORTFOLIO MANAGER(S)
      Growth & Income Trust                        Matthew E. Megargel
                                                   (since February, 1992)

      Investment Quality Bond Trust                Thomas L. Pappas
                                                   (since March, 1994)

      Mid Cap Stock Trust                          Michael Carmen
                                                   (since April, 2000)

      INFORMATION REGARDING WELLINGTON MANAGEMENT COMPANY, LLP

         Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2000, Wellington Management had investment management authority with respect to approximately $274.1 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         PORTFOLIO MANAGERS

Michael Carmen. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999 as an equity portfolio manager. Prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996). He is a Chartered Financial Analyst.

Matthew E. Megargel. Mr. Megargel, Senior Vice President of Wellington Management, joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. He is a Chartered Financial Analyst.

Thomas L. Pappas. Mr. Pappas, Senior Vice President of Wellington Management, has been a portfolio manager with Wellington Management since 1987. He is a Chartered Financial Analyst.

PORTFOLIO TURNOVER

         Each of the portfolios, except the Global Equity, Blue Chip Growth, Equity, Equity-Income, All Cap Growth and Growth & Income Trusts, anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio Turnover rates are set forth in the Financial Highlights at the end of this Prospectus. See also "Portfolio Turnover" in the Statement of Additional Information.

                               GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

         The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain) that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

         Because only insurance company separate accounts will beneficially own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

         - would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

         - the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

         In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

         Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

         For information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

                                     * * * *

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

         The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

         - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

         - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

         - the SEC by order so permits for the protection of security holders of the Trust.


         Calculation of Net Asset Value

         The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

         (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

         (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

         (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

         (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

         (ii)     subtracting all its liabilities, and

         (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

         All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trust are valued at their net asset value.

         Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help investors understand the financial performance of each portfolio of the Trust for the past five years (or since inception in the case of portfolios whose commencement of operations was less than five years ago). Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2000, have been audited by PricewaterhouseCoopers LLP independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

         Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

         Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

         Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                      INTERNET
                                                   TECHNOLOGIES
                                                       TRUST
                                                     ---------
                                                     5/1/2000*
                                                         TO
                                                    12/31/2000#
                                                    -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                $  12.50

Income from investment operations:

     Net investment loss                                (0.05)
     Net realized and unrealized loss on
     investments and foreign currency
     transactions                                       (5.42)
                                                    ----------
     Total from investment operations                   (5.47)
                                                    ----------
NET ASSET VALUE, END OF PERIOD                       $   7.03
                                                    ==========
      TOTAL RETURN                                     (43.76%)+
Net assets, end of period (000's)                    $ 53,314
Ratio of operating expenses to average net
assets                                                   1.28%(A)
Ratio of net investment income to average net
assets                                                  (0.63%)(A)
Portfolio turnover rate                                    29%(A)


  #  Net investment income has been calculated using the average shares method.
  *  Commencement of operations
  +  Not Annualized
 (A) Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------
                                                                PACIFIC RIM EMERGING MARKETS TRUST
                                                 -----------------------------------------------------------------------
                                                                       YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                     2000*           1999          1998           1997           1996
                                                     -----           ----          ----           ----           ----
NET  ASSET VALUE, BEGINNING OF PERIOD            $    10.88     $     6.83     $     7.16     $    10.90     $    10.36

Income from investment operations:

 Net investment income                                 0.06           0.09           0.08           0.05           0.07
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions        (2.70)          4.17          (0.41)         (3.77)          0.94
                                                 ----------     ----------     ----------     ----------     ----------
 Total from investment operations                     (2.64)          4.26          (0.33)         (3.72)          1.01
Less distributions:
 Dividends from net investment income                 (0.04)         (0.21)            --             --          (0.08)
 Distributions from capital gains                        --             --             --          (0.02)         (0.39)
                                                 ----------     ----------     ----------     ----------     ----------
 Total distributions                                  (0.04)         (0.21)            --          (0.02)         (0.47)
                                                 ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                   $     8.20     $    10.88     $     6.83     $     7.16     $    10.90
                                                 ==========     ==========     ==========     ==========     ==========

  TOTAL RETURN                                       (24.37%)        62.87%         (4.61%)       (34.12%)         9.81%
Net assets, end of period (000's)                $   83,370     $   94,753     $   27,995     $   23,850     $   23,241
Ratio of operating expenses to average net
assets                                                 1.03%          1.11%          1.21%          1.42%          1.50%
Ratio of net investment income to average net
assets                                                 0.61%          0.90%          1.21%          0.65%          0.78%
Portfolio turnover rate                                  55%            42%            62%            63%            48%


* Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                SCIENCE & TECHNOLOGY TRUST
                                                              ---------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,                        01/01/1997*
                                                              ---------------------------------------------------      TO
                                                              2000#               1999             1998            12/31/1997
                                                              -----               ----             ----            ----------
NET  ASSET VALUE, BEGINNING OF PERIOD                  $       36.17       $       19.52       $       13.62     $       12.50
Income from investment operations:
     Net investment loss                                       (0.24)              (0.06)              (0.09)            (0.04)
     Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                             (11.77)              19.43                5.99              1.38
                                                       -------------       -------------       -------------     -------------
     Total from investment operations                         (12.01)              19.37                5.90              1.34
Less distributions:
     Distributions from capital gains                          (0.92)              (2.72)                 --             (0.04)
     Distributions in excess of capital gains                     --                  --                  --             (0.18)
                                                       -------------       -------------       -------------     -------------
     Total distributions                                       (0.92)              (2.72)                 --             (0.22)
                                                       -------------       -------------       -------------     -------------
NET ASSET VALUE, END OF PERIOD                         $       23.24       $       36.17       $       19.52     $       13.62
                                                       =============       =============       =============     =============
     TOTAL RETURN (A)                                         (34.06%)             99.49%              43.32%            10.71%
Net assets, end of period (000's)                      $   1,262,181       $   1,144,454       $     179,285     $      67,348
Ratio of operating expenses to average net assets
(B)                                                             1.14%               1.16%               1.21%             1.26%
Ratio of net investment loss to average net assets             (0.73%)             (0.40%)             (0.73%)           (0.54%)
Portfolio turnover rate                                          133%                113%                105%              121%

  #  Net investment income has been calculated using the average shares method.

  *  Commencement of operations

 (A) The total return for the year ended December 31, 2000 would have been lower had operating expenses not been reduced.

 (B) The ratios of operating expenses, before reimbursement from the investment adviser, was 1.15% for the year ended December 31, 2000.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                       INTERNATIONAL SMALL CAP TRUST
                                                        ------------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,                     03/04/1996*
                                                        ------------------------------------------------------     TO
                                                         2000#          1999          1998          1997       12/31/1996
                                                         -----          ----          ----          ----       ----------
NET  ASSET VALUE, BEGINNING OF PERIOD            $     28.16     $     15.28     $     13.70     $     13.60     $     12.50
Income from investment operations:
 Net investment income (loss)                          (0.15)          (0.07)           0.07            0.08            0.06
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions         (6.33)          13.00            1.56            0.03            1.09
                                                 -----------     -----------     -----------     -----------     -----------
 Total from investment operations                      (6.48)          12.93            1.63            0.11            1.15
Less distributions:
 Dividends from net investment income                     --           (0.05)          (0.05)          (0.01)          (0.05)
 Distributions from capital gains                      (5.28)             --              --              --              --
                                                 -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                   $     16.40     $     28.16     $     15.28     $     13.70     $     13.60
                                                 ===========     ===========     ===========     ===========     ===========
 TOTAL RETURN                                         (29.16%)         84.92%          11.86%           0.79%        9.20% +
Net assets, end of period (000's)                $   257,406     $   239,961     $   147,898     $   128,576     $    97,218
Ratio of operating expenses to average net
assets                                                  1.54%           1.37%           1.25%           1.31%           1.29%(A)
Ratio of net investment income (loss) to
average net assets                                     (0.67%)         (0.41%)          0.44%           0.63%           0.93%(A)
Portfolio turnover rate                                  529%            309%             45%             74%             50%(A)

# Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                AGGRESSIVE GROWTH TRUST
                                            -----------------------------------------------------------------
                                                               YEARS ENDED DECEMBER 31,          01/01/1997 *
                                            ----------------------------------------------------    TO
                                                     2000#          1999             1998        12/31/97
                                                     -----          ----             ----        --------
NET  ASSET VALUE, BEGINNING OF PERIOD         $     17.34     $     13.04     $     12.50     $     12.50
Income from investment operations:
  Net investment loss                               (0.12)          (0.06)          (0.07)          (0.03)
  Net realized and unrealized gain on
  investments                                        0.64            4.36            0.61            0.03
                                            -----------------------------------------------------------------
  Total from investment operations                   0.52            4.30            0.54              --
                                            -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $     17.86     $     17.34     $     13.04     $     12.50
                                            =================================================================
  TOTAL RETURN                                       3.00%          32.98%           4.32%           0.00%
Net assets, end of period (000's)             $   416,643     $   135,503     $   143,010     $    93,335
Ratio of operating expenses to average net
assets                                               1.07%           1.15%           1.14%           1.18%
Ratio of net investment loss to average net
assets                                              (0.61%)         (0.59%)         (0.64%)         (0.46%)
Portfolio turnover rate                                70%            161%            189%             63%

# Net investment income has been calculated using the average shares method.
*     Commencement of operations

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                               EMERGING SMALL COMPANY TRUST
                                               -------------------------------------------------------------
                                                               YEARS ENDED DECEMBER 31,
                                               --------------------------------------------     01/01/1997 *
                                                                                                  TO
                                                    2000@          1999            1998         12/31/97
                                                    -----          ----            ----         --------
NET  ASSET VALUE, BEGINNING OF PERIOD          $     40.74     $     23.82     $     24.13     $     20.60
Income from investment operations:
  Net investment loss                                (0.02)          (0.09)          (0.12)          (0.02)
  Net realized and unrealized gain (loss) on
  investments                                        (1.33)          17.35            0.17            3.55
                                               -----------     -----------     -----------     -----------
  Total from investment operations                   (1.35)          17.26            0.05            3.53
Less distributions:
  Distributions from capital gains                   (4.37)          (0.34)          (0.36)             --
                                               -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                 $     35.02     $     40.74     $     23.82     $     24.13
                                               ===========     ===========     ===========     ===========
  TOTAL RETURN                                       (4.30%)         73.53%           0.07%          17.14%
Net assets, end of period (000's)              $   573,471     $   453,152     $   300,637     $   275,774
Ratio of operating expenses to average net
assets                                                1.10%           1.12%           1.10%           1.11%
Ratio of net investment loss to average net
assets                                               (0.04%)         (0.35%)         (0.54%)         (0.13%)
Portfolio turnover rate                                 23%            136%             77%            120%


@ Net investment income has been calculated using the average shares method.

*     Commencement of operations

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                        SMALL COMPANY
                                                         BLEND TRUST
                                                ----------------------------
                                                  YEAR ENDED     05/01/1999*
                                                 DECEMBER 31,        TO
                                                    2000@       12/31/1999
                                                    -----       ----------
NET  ASSET VALUE, BEGINNING OF PERIOD           $    15.76       $    12.50
Income from investment operations:
 Net investment loss                                  0.00            (0.01)
 Net realized and unrealized gain (loss) on
 investments                                         (3.11)            3.58
                                                ----------       ----------
 Total from investment operations                    (3.11)            3.57
                                                ----------       ----------
Less distributions:
 Distributions from capital gains                    (1.34)           (0.31)
                                                ----------       ----------
NET ASSET VALUE, END OF PERIOD                  $    11.31       $    15.76
                                                ==========       ==========
 TOTAL RETURN                                       (19.74%)          28.56%+
Net assets, end of period (000's)               $   95,123       $   53,514
Ratio of operating expenses to average net
  assets                                              1.19%            1.30%(A)
Ratio of net investment loss to average net
  assets                                             (0.01%)          (0.12%)(A)
Portfolio turnover rate                                 49%              28%(A)

@    Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   DYNAMIC GROWTH TRUST
                                                                   --------------------
                                                                       5/1/2000*
                                                                          TO
                                                                      12/31/2000@
                                                                      -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                                  $     12.50

Income from investment operations:

  Net investment income                                                       0.02
  Net realized and unrealized loss on investments and foreign
  currency transactions                                                      (4.54)
                                                                       -----------
  Total from investment operations                                           (4.52)
                                                                       -----------
NET ASSET VALUE, END OF PERIOD                                         $      7.98
                                                                       ===========
   TOTAL RETURN                                                             (36.16%)+
Net assets, end of period (000's)                                      $   135,758
Ratio of operating expenses to average net assets                             1.07%(A)
Ratio of net investment income to average net assets                          0.35%(A)
Portfolio turnover rate                                                         80%(A)


@    Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                             MID CAP STOCK TRUST
                                                     -----------------------------------
                                                     YEAR ENDED             05/01/1999*
                                                     DECEMBER 31,                TO
                                                        2000@                12/31/1999
                                                        -----                ----------
NET  ASSET VALUE, BEGINNING OF PERIOD                $     12.60            $     12.50
Income from investment operations:
 Net investment loss                                       (0.01)                 (0.01)
 Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                              (0.49)                  0.11
                                                     -----------            -----------
 Total from investment operations                          (0.50)                  0.10
                                                     -----------            -----------
NET ASSET VALUE, END OF PERIOD                       $     12.10            $     12.60
                                                     ===========            ===========
 TOTAL RETURN                                              (3.97%)                 0.80%+
Net assets, end of period (000's)                    $   122,350            $    99,504
Ratio of operating expenses to average net
assets                                                      1.00%                 1.025%(A)
Ratio of net investment loss to average net
assets                                                     (0.11%)                (0.15%)(A)
Portfolio turnover rate                                      300%                    36%(A)

@     Net investment income has been calculated using the average shares method.
*     Commencement of operations
+     Not Annualized
(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                          ALL CAP GROWTH TRUST
                                                                     (FORMERLY MID CAP GROWTH TRUST)
                                                       -----------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,                       03/04/1996*
                                                       -----------------------------------------------------              TO
                                                         2000@          1999            1998           1997         12/31/1996
                                                         -----          ----            ----           -----        ----------
NET  ASSET VALUE, BEGINNING OF PERIOD ...........   $     24.89     $     19.77     $     15.41     $     13.37     $     12.50
Income from investment operations:
 Net investment loss ............................         (0.09)          (0.08)          (0.04)          (0.04)             --
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ..         (2.32)           7.87            4.40            2.08            0.87
                                                    -----------     -----------     -----------     -----------     -----------
 Total from investment operations ...............         (2.41)           7.79            4.36            2.04            0.87
                                                    -----------     -----------     -----------     -----------     -----------
Less distributions:
 Distributions from capital gains ...............         (1.83)          (2.67)             --              --              --
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD ..................   $     20.65     $     24.89     $     19.77     $     15.41     $     13.37
                                                    ===========     ===========     ===========     ===========     ===========
 TOTAL RETURN ...................................        (10.79%)         44.69%          28.29%          15.26%           6.96%+
Net assets, end of period (000's) ...............   $   873,214     $   662,674     $   395,109     $   268,377     $   176,062
Ratio of operating expenses to average net assets          1.00%           1.03%           1.04%           1.05%      1.10% (A)
Ratio of net investment loss to average net
  assets ........................................         (0.37%)         (0.46%)         (0.27%)         (0.33%)   (0.02%) (A)
Portfolio turnover rate .........................           103%            193%            150%            151%        67% (A)



@     Net investment income has been calculated using the average shares method.
*     Commencement of operations
+     Not Annualized
(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                             OVERSEAS TRUST
                                                 -------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                       2000#            1999          1998             1997           1996
                                                       -----            ----          ----             ----           ----
NET  ASSET VALUE, BEGINNING OF PERIOD            $     15.92     $     11.33    $     11.01     $     11.77     $     10.47
Income from investment operations:
 Net investment income                                  0.05            0.08           0.06            0.23            0.17
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions       (2.84)           4.51           0.88           (0.26)           1.15
                                                 -----------     -----------    -----------     -----------     -----------
 Total from investment operations                      (2.79)           4.59           0.94           (0.03)           1.32
Less distributions:
 Dividends from net investment income                  (0.13)             --          (0.26)          (0.22)          (0.02)
 Distributions from capital gains                      (1.09)             --          (0.36)          (0.51)             --
                                                 -----------     -----------    -----------     -----------     -----------
 Total distributions                                   (1.22)             --          (0.62)          (0.73)          (0.02)
                                                 -----------     -----------    -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                   $     11.91     $     15.92    $     11.33     $     11.01     $     11.77
                                                 ===========     ===========    ===========     ===========     ===========
 TOTAL RETURN                                         (18.72%)         40.51%          8.04%          (0.08%)         12.61%
Net assets, end of period (000's)                $   488,582     $   404,223    $   218,551     $   203,776     $   189,010
Ratio of operating expenses to average net
  assets                                                1.15%           1.21%          1.16%           1.12%           1.11%
Ratio of net investment income to average net
  assets                                                0.40%           0.73%          0.61%           2.08%           1.82%
Portfolio turnover rate                                  142%            147%           150%            166%            148%


# Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    INTERNATIONAL STOCK TRUST
                                                   -----------------------------------------------------------
                                                             YEARS ENDED DECEMBER 31,             01/01/1997 *
                                                   -----------------------------------------------     TO
                                                        2000#           1999           1998         12/31/97
                                                        -----           ----           ----         --------
NET  ASSET VALUE, BEGINNING OF PERIOD               $     15.43     $     12.98     $     11.47     $     11.47
Income from investment operations:
 Net investment income                                     0.01            0.08            0.09            0.04
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          (2.56)           3.76            1.62            0.12
                                                    -----------     -----------     -----------     -----------
 Total from investment operations                         (2.55)           3.84            1.71            0.16
Less distributions:
 Dividends from net investment income                        --           (0.07)          (0.09)          (0.03)
 Distributions from capital gains                         (0.07)          (1.32)          (0.11)          (0.13)
                                                    -----------     -----------     -----------     -----------
 Total Distributions                                      (0.07)          (1.39)          (0.20)          (0.16)
                                                    -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                      $     12.81     $     15.43     $     12.98     $     11.47
                                                    ===========     ===========     ===========     ===========
 TOTAL RETURN (A)                                        (16.57%)         29.71%          14.91%           1.38%
Net assets, end of period (000's)                   $   298,054     $   231,729     $   234,103     $   145,253
Ratio of operating expenses to average
net assets (B)                                             1.23%           1.25%           1.25%           1.38%
Ratio of net investment income to average net
  assets                                                   0.10%           0.58%           0.82%           0.56%
Portfolio turnover rate                                      39%             39%             27%             43%


#     Net investment income has been calculated using the average shares method.
*     Commencement of operations
(A) The total return for the year ended December 31, 2000 would have been lower had operating expenses not been reduced.
(B) The ratios of operating expenses, before reimbursement from the investment adviser, was 1.24% for the year ended December 31, 2000.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                      INTERNATIONAL VALUE TRUST
                                                     ---------------------------

                                                      YEAR ENDED    05/01/1999*
                                                     DECEMBER 31,       TO
                                                        2000#       12/31/1999
                                                     ---------      -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                   $12.98         $12.50

Income from investment operations:
---------------------------------
         Net investment income                            0.20           0.08
         Net realized and unrealized gain (loss)
         on investments and foreign
         currency transactions                           (1.04)          0.40
                                                     ---------      ---------
         Total from investment operations                (0.84)          0.48

Less Distributions
------------------
         Dividends from net investment income            (0.05)             -
         Distributions from capital gains                (0.03)             -
                                                     ------------ --------------
         Total Distributions                             (0.08)             -
                                                     ------------ --------------
NET ASSET VALUE, END OF PERIOD                          $12.06         $12.98
                                                     ============ ==============
         TOTAL RETURN                                    (6.46%)         3.84% +

Net assets, end of period (000's)                     $158,511       $100,970

Ratio of operating expenses to average net assets         1.18%          1.23%(A)

Ratio of net investment income to average net assets      1.63%          1.27%(A)

Portfolio turnover rate                                     41%             4%(A)


#     Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------

                                                           CAPITAL
                                                        APPRECIATION
                                                            TRUST
                                                       -------------
                                                         11/1/2000*
                                                              TO
                                                         12/31/2000#
                                                       -------------
NET  ASSET VALUE, BEGINNING OF PERIOD                      $   12.50

Income from investment operations:
        Net investment income                                     --
        Net realized and unrealized loss on investments
        and foreign currency transactions                      (1.53)
                                                           ---------
        Total from investment operations                       (1.53)
                                                           ---------
NET ASSET VALUE, END OF PERIOD                             $   10.97
                                                           =========
         TOTAL RETURN (B)                                     (12.24%)+
Net assets, end of period (000's)                          $   5,280
Ratio of operating expenses to average net assets (C)           1.40% (A)
Ratio of net investment income to average net assets           (0.21%)(A)
Portfolio turnover rate                                          143% (A)

-------------------------------------------------------------------------------

#     Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

-      < .001/share

(A)      Annualized

(B) The total return for the period ended December 31, 2000 would have been lower had operating expenses not been reduced.

(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 1.60% for the period ended December 31, 2000.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)

                                                                                Global Equity Trust
                                                           -------------------------------------------------------------
                                                                              Years Ended December 31,
                                                           -------------------------------------------------------------
                                                            2000#         1999          1998          1997         1996
                                                           ------        -------       ------        ------       ------
Net  asset value, beginning of period                      $18.79        $20.38        $19.38        $17.84       $16.10
Income from investment operations:
         Net investment income                               0.25          0.23          0.17          0.19         0.12
         Net realized and unrealized gain on
         investments and foreign currency
         transactions.                                       1.78          0.38          2.27          3.16         1.89
                                                         --------      --------      --------      --------     --------
         Total from investment operations                    2.03          0.61          2.44          3.35         2.01
Less distributions:
         Dividends from net investment income               (0.35)        (0.13)        (0.36)        (0.27)       (0.27)
         Distributions from capital gains                   (1.99)        (2.07)        (1.08)        (1.54)          --
                                                         --------      --------      --------      --------     --------
         Total distributions                                (2.34)        (2.20)        (1.44)        (1.81)       (0.27)
                                                         --------      --------      --------      --------     --------
Net asset value, end of period                             $18.48        $18.79        $20.38        $19.38       $17.84
                                                         ========      ========      ========      ========     ========
         Total return                                      12.19%         3.66%        12.24%        20.80%       12.62%
Net assets, end of period (000's)                       $725,419      $837,728      $928,564      $868,413     $726,842
Ratio of operating expenses to average net assets           1.02%         1.06%         1.01%         1.01%        1.01%
Ratio of net investment income to average net assets        1.44%         1.14%         0.84%         1.02%        0.78%
Portfolio turnover rate                                       43%           43%           32%           33%         169%

-------------------------------------------------------------------------------

#     Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)

                                                                                     Growth Trust
                                                           ----------------------------------------------------------------
                                                                        Years Ended December 31,                07/15/1996*
                                                           ------------------------------------------------          to
                                                            2000#          1999          1998          1997      12/31/1996
                                                            -----          ----          ----          ----      ----------
Net  asset value, beginning of period                      $26.88         $20.50       $17.21        $13.73       $12.50
Income from investment operations:
         Net investment income (loss)                       (0.06)         (0.04)        0.06          0.08         0.09
         Net realized and unrealized gain (loss) on
         investments and foreign currency
         transactions                                       (6.47)          7.46         4.00          3.40         1.23
                                                         --------       --------     --------      --------      -------
         Total from investment operations                   (6.53)          7.42         4.06          3.48         1.32
Less distributions:
         Dividends from net investment income                  --          (0.05)       (0.07)           --        (0.09)
         Distribution from capital gains                    (2.61)         (0.99)       (0.70)           --           --
                                                         --------       --------     --------      --------      -------
         Total distributions                                (2.61)         (1.04)       (0.77)           --        (0.09)
                                                         --------       --------     --------      --------      -------
Net asset value, end of period                             $17.74         $26.88       $20.50        $17.21       $13.73
                                                         ========       ========     ========      ========      =======
         Total return                                      (27.29%)        37.20%       23.95%        25.35%       10.53%+
Net assets, end of period (000's)                        $637,194       $642,948     $299,994      $167,388      $56,807
Ratio of operating expenses to average net assets            0.90%          0.90%        0.90%         0.95%        1.01%(A)
Ratio of net investment income to average net assets        (0.26%)        (0.18%)       0.42%         0.74%        2.57%(A)
Portfolio turnover rate                                       147%           156%         136%          179%         215%(A)

-------------------------------------------------------------------------------

#     Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)


                                                                                 Large Cap Growth Trust
                                                        --------------------------------------------------------------------
                                                                                 Years Ended December 31,
                                                        --------------------------------------------------------------------
                                                               2000#          1999          1998          1997         1996
                                                               -----          ----          ----          ----         ----
Net  asset value, beginning of period                         $17.23        $15.26        $14.36        $13.45       $12.85
Income from investment operations:
         Net investment income (loss)                          (0.01)         0.06          0.24          0.29         0.36
         Net realized and unrealized gain (loss) on
           investments and foreign currency
           transactions                                        (2.03)         3.52          2.43          2.01         1.21
                                                            --------      --------      --------      --------     --------
         Total from investment operations                      (2.04)         3.58          2.67          2.30         1.57
Less distributions:
         Dividends from net investment income                  (0.04)        (0.23)        (0.29)        (0.38)       (0.33)
         Distributions from capital gains                      (2.57)        (1.38)        (1.48)        (1.01)       (0.64)
                                                            --------      --------      --------      --------     --------
         Total distributions                                   (2.61)        (1.61)        (1.77)        (1.39)       (0.97)
                                                            --------      --------      --------      --------     --------
Net asset value, end of period                                $12.58        $17.23        $15.26        $14.36       $13.45
                                                            ========      ========      ========      ========     ========
         Total return                                        (14.24%)       25.28%        19.12%        19.09%       13.00%
Net assets, end of period (000's)                           $541,693      $402,585      $262,882      $243,533     $226,699
Ratio of operating expenses to average net assets              0.94%         0.94%         0.88%         0.90%        0.90%
Ratio of net investment income to average net assets          (0.01%)        0.45%         1.58%         1.99%        2.73%
Portfolio turnover rate                                          92%          164%           64%           91%          75%

-------------------------------------------------------------------------------

#     Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)

                                                                           Quantitative Equity Trust
                                                     ------------------------------------------------------------------
                                                                            Years Ended December 31,
                                                     ------------------------------------------------------------------
                                                           2000#         1999          1998          1997         1996
                                                           -----         ----          ----          ----         ----
Net  asset value, beginning of period                     $28.16       $25.22        $22.50        $17.33       $17.27
Income from investment operations:
         Net investment income                              0.08         0.10          0.20          0.26         0.26
         Net realized and unrealized gain on
         investments and foreign currency
         transactions                                       1.81         5.26          5.42          4.91         2.83
                                                        --------     --------      --------      --------      -------
         Total from investment operations                   1.89         5.36          5.62          5.17         3.09
Less distributions:
         Dividends from net investment income              (0.12)       (0.18)        (0.25)           --        (0.50)
         Distributions from capital gains                  (3.67)       (2.24)        (2.65)           --        (2.51)
         Distributions in excess of capital gains             --           --            --            --        (0.02)
                                                        --------     --------      --------      --------      -------
         Total distributions                               (3.79)       (2.42)        (2.90)           --        (3.03)
                                                        --------     --------      --------      --------      -------
Net asset value, end of period                            $26.26       $28.16        $25.22        $22.50       $17.33
                                                        ========     ========      ========      ========      =======
         Total return (A)                                   6.30%       22.30%        26.35%        29.83%       17.92%
Net assets, end of period (000's)                       $612,813     $431,909      $254,475      $167,530      $91,900
Ratio of operating expenses to average net assets (B)       0.75%        0.76%         0.76%         0.50%        0.50%
Ratio of net investment income to average net assets        0.28%        0.57%         1.06%         1.50%        1.81%
Portfolio turnover rate                                      120%         159%          225%          114%         105%

-------------------------------------------------------------------------------

#    Net investment income has been calculated using the average shares method.

(A) The total return for the year ended December 31, 1997, would have been lower, had operating expenses not been reduced.

(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)

                                                                                    Blue Chip Growth Trust
                                                            -----------------------------------------------------------------
                                                                                   Years Ended December 31,
                                                            -----------------------------------------------------------------
                                                                2000 #          1999          1998         1997          1996
                                                                ------          ----          ----         ----          ----
Net  asset value, beginning of period                           $21.64        $18.92        $15.00       $14.31        $11.40
Income from investment operations:
         Net investment income (loss)                            (0.02)         0.01          0.05         0.09          0.03
         Net realized and unrealized gain (loss) on
           investments and foreign currency
           transactions                                          (0.50)         3.58          4.19         3.13          2.92
                                                            ----------    ----------    ----------     --------      --------
         Total from investment operations                        (0.52)         3.59          4.24         3.22          2.95
Less distributions:
         Dividends from net investment income                    (0.01)        (0.05)        (0.08)       (0.03)        (0.04)
         Distributions from capital gains                        (0.98)        (0.82)        (0.24)       (2.50)           --
                                                            ----------    ----------    ----------     --------      --------
         Total distributions                                     (0.99)        (0.87)        (0.32)       (2.53)        (0.04)
                                                            ----------    ----------    ----------     --------      --------
Net asset value, end of period                                  $20.13        $21.64        $18.92       $15.00        $14.31
                                                            ==========    ==========    ==========     ========      ========
         Total return (A)                                        (2.76%)       19.43%        28.49%       26.94%        25.90%
Net assets, end of period (000's)                           $1,999,039    $1,734,233    $1,141,162     $708,807      $422,571
Ratio of operating expenses to average net assets (B)             0.91%         0.94%         0.97%       0.975%        0.975%
Ratio of net investment income to average net assets             (0.07%)        0.06%         0.37%        0.74%         0.26%
Portfolio turnover rate                                             48%           42%           42%          37%          159%


-------------------------------------------------------------------------------

# Net investment income per share was calculated using the average shares method.

(A) The total return for the years ended December 31, 2000 and 1996 would have been lower, had operating expenses not been reduced.

(B) The ratio of operating expenses, before reimbursement from the investment adviser and subadviser, was 0.92% and 1.02% for the years ended December 31, 2000 and 1996, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
-------------------------------------------------------------------------------

                                                                                Real Estate Securities Trust
                                                             ----------------------------------------------------------------
                                                                                  Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                2000#          1999#         1998          1997          1996
                                                                -----          -----         ----          ----          ----
Net  asset value, beginning of period                          $12.89         $14.76        $20.07       $16.95        $15.10
Income from investment operations:
         Net investment income                                   0.67           0.78          0.78         0.80          0.74
         Net realized and unrealized gain (loss) on
           investments and foreign currency
           transactions                                          2.53          (1.94)        (3.72)        2.32          4.31
                                                             --------       --------      --------     --------       -------
         Total from investment operations                        3.20          (1.16)        (2.94)        3.12          5.05
Less distributions:
         Dividends from net investment income                   (0.52)         (0.71)        (0.53)          --         (1.39)
         Distributions from capital gains                          --             --         (1.84)          --         (1.81)
                                                             --------       --------      --------     --------       -------
         Total distributions                                    (0.52)         (0.71)        (2.37)          --         (3.20)
                                                             --------       --------      --------     --------       -------
Net asset value, end of period                                 $15.57         $12.89        $14.76       $20.07        $16.95
                                                             ========       ========      ========     ========       =======
         Total return (A)                                       25.71%         (8.00%)      (16.44%)      18.41%        34.69%
Net assets, end of period (000's)                            $257,641       $196,756      $161,832     $161,759       $76,220
Ratio of operating expenses to average net assets (B)            0.76%          0.77%         0.76%        0.50%         0.50%
Ratio of net investment income to average net assets             4.89%          5.88%         5.57%        5.42%         5.22%
Portfolio turnover rate                                           147%           201%          122%         148%          231%

-------------------------------------------------------------------------------

# Net investment income per share was calculated using the average shares method.

(A) The total return for the year ended December 31, 1997, would have been lower, had operating expenses not been reduced.

(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
-------------------------------------------------------------------------------


                                                                    Small Company Value Trust
                                                     -------------------------------------------------------
                                                           Years Ended December 31,               10/01/1997*
                                                     -----------------------------------------       to
                                                       2000#          1999            1998       12/31/1997
                                                       ------        -----            ----      -------------
Net  asset value, beginning of period                 $  12.27        $ 11.37       $   11.94        $ 12.50
Income from investment operations:
         Net investment income                            0.04           0.02            0.01           0.01
         Net realized and unrealized gain (loss)
           on investment and foreign currency
           transactions                                   0.69           0.89           (0.57)         (0.57)
                                                      --------    -----------       ---------        -------
         Total from investment operations                 0.73           0.91           (0.56)         (0.56)
                                                      --------    -----------       ---------        -------
Less distributions:
         Dividends from net investment income            (0.02)         (0.01)          (0.01)            --
                                                      --------    -----------       ---------        -------
Net asset value, end of period                        $  12.98        $ 12.27       $   11.37        $ 11.94
                                                      ========    ===========       =========        =======
         Total return                                     5.93%          8.00%          (4.72%)        (4.48%)+
Net assets, end of period (000's)                     $115,982        $89,167       $ 162,335        $67,091
Ratio of operating expenses to average net assets         1.24%          1.22%           1.23%          1.19%(A)
Ratio of net investment income to average net assets      0.35%          0.15%           0.16%          0.54%(A)
Portfolio turnover rate                                    178%           142%            131%            81%(A)

--------------------------------------------------------------------------------

#     Net investment income has been calculated using the average shares method.
*     Commencement of operations
+     Not Annualized
(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                                                                      VALUE TRUST
                                                         ----------------------------------------------------------------
                                                                 YEARS ENDED DECEMBER 31,                      01/01/1997 *
                                                         ----------------------------------------------           TO
                                                            2000#             1999              1998           12/31/97
                                                         -----------      -----------       -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     13.23      $     14.06       $     14.81       $     12.50
Income from investment operations:
         Net investment income                                  0.14             0.20              0.18              0.10
         Net realized and unrealized gain (loss) on
         investments and foreign currency
         transactions                                           3.11            (0.59)            (0.45)             2.67
                                                         -----------      -----------       -----------       -----------
         Total from investment operations                       3.25            (0.39)            (0.27)             2.77
Less distributions:
         Dividends from net investment income                     --            (0.20)            (0.18)            (0.10)
         Distributions from capital gains                         --            (0.24)            (0.30)            (0.36)
                                                         -----------      -----------       -----------       -----------
         Total distributions                                      --            (0.44)            (0.48)            (0.46)
                                                         -----------      -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD                           $     16.48      $     13.23       $     14.06       $     14.81
                                                         ===========      ===========       ===========       ===========
         TOTAL RETURN                                          24.57%           (2.79%)           (1.72%)           22.14%
Net assets, end of period (000's)                        $   189,245      $   146,279       $   255,554       $   144,672
Ratio of operating expenses to average net assets               0.86%            0.87%             0.85%             0.96%
Ratio of net investment income to average net assets            1.05%            1.12%             1.50%             1.50%
Portfolio turnover rate                                           65%              54%               45%               43%


--------------------------------------------------------------------------------

# Net investment income per share was calculated using the average shares method.

*   Commencement of operations

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                                                                    EQUITY INDEX TRUST
                                                        ------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,                    02/14/1996*
                                                        ----------------------------------------------------------        TO
                                                           2000#            1999            1998           1997       12/31/1996
                                                        -----------     -----------     -----------    -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    18.13      $    15.43      $    12.48     $    10.69     $   10.00
Income from investment operations:
         Net investment income                                0.16            0.17            0.18           0.32          0.19
         Net realized and unrealized gain (loss)
         on investments                                      (1.84)           3.00            3.36           3.26          1.29
                                                        -----------     -----------     -----------    -----------    ----------
         Total from investment operations                    (1.68)           3.17            3.54           3.58          1.48
Less distributions:
         Dividends from net investment income                   --           (0.17)          (0.18)         (0.32)        (0.19)
         Distributions from capital gains                    (0.05)          (0.30)          (0.41)         (1.47)        (0.60)
                                                        -----------     -----------     -----------    -----------    ----------
         Total distributions                                 (0.05)          (0.47)          (0.59)         (1.79)        (0.79)
                                                        -----------     -----------     -----------    -----------    ----------
NET ASSET VALUE, END OF PERIOD                          $    16.40      $    18.13      $    15.43     $    12.48     $   10.69
                                                        ===========     ===========     ===========    ===========    ==========
         TOTAL RETURN (B)                                    (9.29%)         20.58%          28.56%         33.53%        14.86% +
Net assets, end of period (000's)                       $  114,154      $  114,775      $   63,292     $   27,075     $   7,818
Ratio of operating expenses to average net assets (C)         0.40%           0.40%           0.40%          0.40%         0.40%(A)
Ratio of net investment income to average net assets          0.91%           1.17%           1.70%          3.64%         4.74%(A)
Portfolio turnover rate                                          8%             10%              3%             7%           27%(A)


--------------------------------------------------------------------------------
# Net investment income per share was calculated using the average shares method.
*    Commencement of operations
(A)  Annualized
(B) The total return for the years ended 1999, 1998 and 1997 would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, were 0.41%, 0.55% and 0.57% for the years ended December 31, 1999, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                                                                                TACTICAL
                                                                                               ALLOCATION
                                                                                                 TRUST
                                                                                            ---------------

                                                                                               5/1/2000*
                                                                                                   TO
                                                                                              12/31/2000#
                                                                                            ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $12.50

Income from investment operations:
        Net investment income                                                                         0.15
        Net realized and unrealized gain (loss) on investments and
        foreign currency transactions                                                                (0.55)
                                                                                            ---------------
        Total from investment operations                                                             (0.40)

Less distributions:
        Dividends from net investment income                                                         (0.15)
        Distributions from capital gains                                                             (0.28)
                                                                                            ---------------
        Total distributions                                                                          (0.43)
                                                                                            ---------------
NET ASSET VALUE, END OF PERIOD                                                                      $11.67
                                                                                            ===============
         TOTAL RETURN                                                                                (3.20%)+
Net assets, end of period (000's)                                                                  $43,263
Ratio of operating expenses to average net assets                                                     1.33%(A)
Ratio of net investment income to average net assets                                                  1.74%(A)
Portfolio turnover rate                                                                                133%(A)


--------------------------------------------------------------------------------

# Net investment income per share was calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------



                                                                                       GROWTH & INCOME TRUST
                                                            ------------------------------------------------------------------------
                                                                                      YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------------
                                                                 2000#              1999              1998             1997
                                                            -------------     -------------     -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $32.67            $28.43            $23.89            $19.38
Income from investment operations:
            Net investment income                                    0.10              0.17              0.19              0.22
            Net realized and unrealized gain (loss) on
            investments and foreign currency transactions           (2.21)             5.12              5.98              5.73
                                                            -------------     -------------     -------------     -------------
            Total from investment operations                        (2.11)             5.29              6.17              5.95
Less distributions:
            Dividends from net investment income                    (0.18)            (0.19)            (0.22)            (0.24)
            Distributions from capital gains                        (1.84)            (0.86)            (1.41)            (1.20)
                                                            -------------     -------------     -------------     -------------
            Total distributions                                     (2.02)            (1.05)            (1.63)            (1.44)
                                                            -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                                     $28.54            $32.67            $28.43            $23.89
                                                            =============     =============     =============     =============
            TOTAL RETURN                                            (7.12%)           18.87%            26.52%            32.83%
Net assets, end of period (000's)                              $2,914,520        $3,187,220        $2,290,118        $1,605,387
Ratio of operating expenses to average net assets                    0.79%             0.80%             0.79%             0.79%
Ratio of net investment income to average net assets                 0.33%             0.63%             0.85%             1.14%
Portfolio turnover rate                                                32%               19%               16%               34%



                                                            -------------
                                                                  1996
                                                            -------------
NET  ASSET VALUE, BEGINNING OF PERIOD                              $16.37
Income from investment operations:
            Net investment income                                    0.22
            Net realized and unrealized gain (loss) on
            investments and foreign currency transactions            3.41
                                                            -------------
            Total from investment operations                         3.63
Less distributions:
            Dividends from net investment income                    (0.26)
            Distributions from capital gains                        (0.36)
                                                            -------------
            Total distributions                                     (0.62)
                                                            -------------
NET ASSET VALUE, END OF PERIOD                                     $19.38
                                                            =============
            TOTAL RETURN                                            22.84%
Net assets, end of period (000's)                              $1,033,738
Ratio of operating expenses to average net assets                    0.80%
Ratio of net investment income to average net assets                 1.56%
Portfolio turnover rate                                                49%

--------------------------------------------------------------------------------

# Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------




                                                                             U.S. LARGE CAP VALUE TRUST
                                                                     ------------------------------------------
                                                                                                05/01/1999*
                                                                        YEAR ENDED                  TO
                                                                     DECEMBER 31, 2000#          12/31/1999
                                                                     ------------------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $12.84                   $12.50
Income from investment operations:
            Net investment income                                              0.07                     0.04
            Net realized and unrealized gain on investments
            and foreign currency transactions                                  0.29                     0.30
                                                                       ------------             ------------
            Total from investment operations                                   0.36                     0.34
Less distributions:
            Dividends from net investment income                              (0.03)                     --
            Distributions from capital gains                                  (0.08)                     --
                                                                       ------------             ------------
            TOTAL DISTRIBUTIONS                                               (0.11)                     --
                                                                       ------------             ------------
NET ASSET VALUE, END OF PERIOD                                               $13.09                   $12.84
                                                                       ============             ============
            TOTAL RETURN                                                       2.78%                    2.72% +
Net assets, end of period (000's)                                          $435,395                 $210,725
Ratio of operating expenses to average net assets                             0.930%                   0.945%(A)
Ratio of net investment income to average net assets                           0.53%                    0.64%(A)
Portfolio turnover rate                                                          31%                      30%(A)



--------------------------------------------------------------------------------


#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                                                                              EQUITY-INCOME TRUST
                                                            -----------------------------------------------------------------------
                                                                                           YEARS ENDED DECEMBER 31,

                                                            -----------------------------------------------------------------------
                                                               2000#            1999           1998          1997           1996
                                                            -----------   -------------   -------------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $17.05          $17.78          $17.24        $15.41        $13.81
Income from investment operations:
            Net investment income                                  0.30            0.35            0.34          0.34          0.21
            Net realized and unrealized gain on investments
            and foreign currency transactions                      1.63            0.25            1.26          3.68          2.39
                                                            -----------   -------------   -------------   -----------   -----------
            Total from investment operations                       1.93            0.60            1.60          4.02          2.60
Less distributions:
            Dividends from net investment income                  (0.34)          (0.37)          (0.33)        (0.21)        (0.16)
            Distributions from capital gains                      (1.81)          (0.96)          (0.73)        (1.98)        (0.84)
                                                            -----------   -------------   -------------   -----------   -----------
            Total distributions                                   (2.15)          (1.33)          (1.06)        (2.19)        (1.00)
                                                            -----------   -------------   -------------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                                   $16.83          $17.05          $17.78        $17.24        $15.41
                                                            ===========   =============   =============   ===========   ===========
            TOTAL RETURN (A)                                      12.99%           3.40%           9.21%        29.71%        19.85%
Net assets, end of period (000's)                              $965,675      $1,011,260      $1,088,342      $941,705      $599,486
Ratio of operating expenses to average net assets (B)              0.91%           0.91%           0.85%         0.85%         0.85%
Ratio of net investment income to average net assets               1.94%           1.83%           2.13%         2.47%         1.78%
Portfolio turnover rate                                              34%             30%             21%           25%          158%

--------------------------------------------------------------------------------
#    Net investment income has been calculated using the average shares method.

(A) The total return for the year ended December 31, 2000 would have been lower had operating expenses not been reduced.

(B) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.92% for the year ended December 31, 2000.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                                                                            INCOME & VALUE TRUST
                                                               ---------------------------------------------------------------------
                                                                                          YEARS ENDED DECEMBER 31,

                                                               ---------------------------------------------------------------------
                                                                   2000#              1999               1998              1997
                                                               -----------        -----------        -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                $12.91             $13.36             $12.95             $12.49
Income from investment operations:
            Net investment income                                     0.27               0.32               0.40               0.48
            Net realized and unrealized gain on
            investments and foreign currency transactions             0.33               0.77               1.51               1.29
                                                               -----------        -----------        -----------        -----------
            Total from investment operations                          0.60               1.09               1.91               1.77
Less distributions:
            Dividends from net investment income                     (0.33)             (0.40)             (0.46)             (0.57)
            Distributions from capital gains                         (2.62)             (1.14)             (1.04)             (0.74)
                                                               -----------        -----------        -----------        -----------
            Total distributions                                      (2.95)             (1.54)             (1.50)             (1.31)
                                                               -----------        -----------        -----------        -----------
NET ASSET VALUE, END OF PERIOD                                      $10.56             $12.91             $13.36             $12.95
                                                               ===========        ===========        ===========        ===========
            TOTAL RETURN                                              4.94%              8.52%             15.27%             15.87%
Net assets, end of period (000's)                                 $546,311           $639,824           $618,011           $609,142
Ratio of operating expenses to average net assets                     0.86%              0.86%              0.84%              0.85%
Ratio of net investment income to average net assets                  2.46%              2.39%              2.89%              3.37%
Portfolio turnover rate                                                 51%               165%                85%                78%







                                                                 -----------
                                                                    1996
                                                                 -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                                 $12.39
Income from investment operations:
            Net investment income                                       0.54
            Net realized and unrealized gain on
            investments and foreign currency transactions               0.60
                                                                 -----------
            Total from investment operations                            1.14
Less distributions:
            Dividends from net investment income                       (0.52)
            Distributions from capital gains                           (0.52)
                                                                 -----------
            Total distributions                                        (1.04)
                                                                 -----------
NET ASSET VALUE, END OF PERIOD                                        $12.49
                                                                 ===========
            TOTAL RETURN                                                9.96%
Net assets, end of period (000's)                                   $624,821
Ratio of operating expenses to average net assets                       0.84%
Ratio of net investment income to average net assets                    4.17%
Portfolio turnover rate                                                   78%

--------------------------------------------------------------------------------

# Net investment income has been calculated using the average shares method.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                           BALANCED TRUST
                                                               ---------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,                      01/01/1997 *
                                                               -------------------------------------------------              TO
                                                                  2000#              1999#              1998              12/31/97
                                                               -----------        -----------        -----------        ------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $17.82             $19.40             $19.33             $16.41
Income from investment operations:
            Net investment income                                     0.30               0.55               0.41               0.51
            Net realized and unrealized gain (loss) on
            investments and foreign currency transactions            (1.87)             (0.85)              2.23               2.41
                                                               -----------        -----------        -----------        -----------
            Total from investment operations                         (1.57)             (0.30)              2.64               2.92
Less distributions:
            Dividends from net investment income                     (0.62)             (0.37)             (0.48)           --
            Distributions from capital gains                         (0.17)             (0.91)             (2.09)           --
                                                               -----------        -----------        -----------        -----------
            Total distributions                                      (0.79)             (1.28)             (2.57)           --
                                                               -----------        -----------        -----------        -----------
NET ASSET VALUE, END OF PERIOD                                      $15.46             $17.82             $19.40             $19.33
                                                               ===========        ===========        ===========        ===========
            TOTAL RETURN                                             (9.33%)            (1.65%)            14.25%             17.79%
Net assets, end of period (000's)                                 $201,965           $258,158           $254,454           $177,045
Ratio of operating expenses to average net assets                     0.86%              0.87%              0.87%              0.88%
Ratio of net investment income to average net assets                  1.76%              2.98%              2.71%              2.97%
Portfolio turnover rate                                                132%               215%               199%               219%



--------------------------------------------------------------------------------

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                                                         HIGH YIELD TRUST
                                                               ---------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,                      01/01/1997 *
                                                               -------------------------------------------------              TO
                                                                  2000#              1999               1998              12/31/97
                                                               -----------        -----------        -----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $12.83             $12.92             $13.56            $12.50
Income from investment operations:
            Net investment income                                     1.26               1.14               0.91              0.46
            Net realized and unrealized gain (loss) on
            investments and foreign currency transactions            (2.40)             (0.12)             (0.53)             1.13
                                                               -----------        -----------        -----------        ----------
            Total from investment operations                         (1.14)              1.02               0.38              1.59
Less distributions:
            Dividends from net investment income                     (0.04)             (1.11)             (0.89)            (0.46)
            Distributions from capital gains                          --                 --                (0.13)            (0.07)
                                                               -----------        -----------        -----------        ----------
            Total distributions                                      (0.04)             (1.11)             (1.02)            (0.53)
                                                               -----------        -----------        -----------        ----------
NET ASSET VALUE, END OF PERIOD                                      $11.65             $12.83             $12.92            $13.56
                                                               ===========        ===========        ===========        ==========
            TOTAL RETURN                                             (8.97%)             8.00%              2.78%            12.68%
Net assets, end of period (000's)                                 $238,207           $241,054           $192,354           $92,748
Ratio of operating expenses to average net assets                     0.84%              0.84%              0.84%             0.89%
Ratio of net investment income to average net assets                 10.15%              8.59%              8.34%             7.40%
Portfolio turnover rate                                                 57%                62%                94%               75%



--------------------------------------------------------------------------------

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                   STRATEGIC BOND TRUST
                                                          -----------------------------------------------------------------------

                                                                                  YEARS ENDED DECEMBER 31,

                                                          -----------------------------------------------------------------------
                                                              2000#          1999          1998           1997           1996
                                                          -----------    -----------    -----------    -----------    -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                     $     11.14    $     11.72    $     12.38    $     11.94    $     11.26
Income from investment operations:
         Net investment income                                   0.87           1.00           0.76           0.67           0.62
Net realized and unrealized gain (loss) on
          investments and foreign currency transactions         (0.11)         (0.75)         (0.59)          0.57           0.92
                                                          -----------    -----------    -----------    -----------    -----------
         Total from investment operations                        0.76           0.25           0.17           1.24           1.54
Less distributions:
         Dividends from net investment income                   (0.98)         (0.83)         (0.71)         (0.71)         (0.86)
         Distributions from capital gains                          --             --          (0.12)         (0.09)            --
                                                          -----------    -----------    -----------    -----------    -----------
         Total distributions                                    (0.98)         (0.83)         (0.83)         (0.80)         (0.86)
                                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                            $     10.92    $     11.14    $     11.72    $     12.38    $     11.94
                                                          ===========    ===========    ===========    ===========    ===========
         TOTAL RETURN                                            7.28%          2.22%          1.31%         10.98%         14.70%
Net assets, end of period (000's)                         $   333,293    $   368,380    $   443,414    $   365,590    $   221,277
Ratio of operating expenses to average net assets                0.87%          0.87%          0.85%          0.87%          0.86%
Ratio of net investment income to average net assets             8.15%          8.15%          7.59%          7.54%          8.20%
Portfolio turnover rate                                           175%           107%           209%           131%           165%

# Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                             GLOBAL BOND TRUST
                                                ----------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    2000#             1999           1998           1997            1996
                                                    -----             ----           ----           ----            ----
NET  ASSET VALUE, BEGINNING OF PERIOD            $     11.60     $     13.73     $     14.07     $     14.97     $     14.56
Income from investment operations:
 Net investment income                                  0.51            0.67            0.81            0.93            0.93
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions       (0.33)          (1.55)           0.20           (0.57)           0.79
                                                 -----------     -----------     -----------     -----------     -----------
 Total from investment operations                       0.18           (0.88)           1.01            0.36            1.72
Less distributions:
 Dividends from net investment income                  (0.36)          (1.25)          (0.95)          (1.23)          (1.31)
 Distributions from capital gains                         --              --           (0.40)          (0.03)             --
                                                 -----------     -----------     -----------     -----------     -----------
 Total distributions                                   (0.36)          (1.25)          (1.35)          (1.26)          (1.31)
                                                 -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                   $     11.42     $     11.60     $     13.73     $     14.07     $     14.97
                                                 ===========     ===========     ===========     ===========     ===========
 TOTAL RETURN                                           1.68%          (6.67%)          7.61%           2.95%          13.01%
Net assets, end of period (000's)                $   116,370     $   145,992     $   196,990     $   216,117     $   249,793
Ratio of operating expenses to average net
  assets                                                1.00%           0.98%           0.94%           0.93%           0.90%
Ratio of net investment income to average net
  assets                                                4.61%           4.38%           5.46%           5.87%           6.38%
Portfolio turnover rate                                  644%            471%            140%            160%            167%


#    Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                    TOTAL RETURN TRUST
                                                    ------------------
                                                YEAR ENDED       05/01/1999*
                                               DECEMBER 31,         TO
                                                  2000#         12/31/1999
                                                  -----         ----------
NET  ASSET VALUE, BEGINNING OF PERIOD        $      12.37     $      12.50
Income from investment operations:
 Net investment income                               0.79             0.35
 Net realized and unrealized (loss) on
   investments and foreign currency
   transactions                                      0.48            (0.48)
                                             ------------     ------------
 Total from investment operations                    1.27            (0.13)
Less distributions:
 Dividends from net investment income               (0.31)              --
 Distributions from capital gains                      --               --
                                             ------------     ------------
 Total distributions                                (0.31)              --
                                             ------------     ------------
NET ASSET VALUE, END OF PERIOD               $      13.33     $      12.37
                                             ============     ============
 TOTAL RETURN                                       10.49%           (1.04%)+
Net assets, end of period (000's)            $    387,647     $    240,016
Ratio of operating expenses to average net
  assets                                            0.840%         0.835%(A)
Ratio of net investment income to average
  net assets                                         6.23%          5.72%(A)
Portfolio turnover rate                               551%            95%(A)


#     Net investment income has been calculated using the average shares method.
*     Commencement of operations
+     Not Annualized
(A)   Annualized

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================




                                                                          INVESTMENT QUALITY BOND TRUST
                                                          ---------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------------

                                                             2000#       1999         1998        1997         1996
                                                          ----------------------------------------------------------
NET  ASSET VALUE, BEGINNING OF PERIOD                    $  11.60     $  12.46     $  12.13   $   11.89     $  12.32
Income from investment operations:

          Net investment income                              0.79         0.81         0.62        0.77         0.77
          Net realized and unrealized gain (loss) on
            investments and foreign currency transaction     0.24        (1.02)        0.40        0.30        (0.50)
                                                          ---------     --------    ---------   ---------   ---------
          Total from investment operations                   1.03        (0.21)        1.02        1.07         0.27
Less distributions:
          Dividends from net investment income              (0.89)       (0.65)       (0.69)      (0.83)       (0.70)
                                                         ---------     --------    ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD                           $  11.74     $  11.60     $  12.46    $   12.13    $  11.89
                                                         =========    =========    =========   =========    =========
          TOTAL RETURN                                       9.40%       (1.79%)       8.73%       9.75%        2.58%
Net assets, end of period (000's)                        $282,725     $288,594     $312,111    $188,545     $152,961
Ratio of operating expenses to average net assets           0.73%         0.77%        0.72%      0.74%        0.73%
Ratio of net investment income to average net assets        6.95%         6.79%        6.89%      7.15%        6.95%
Portfolio turnover rate                                       35%           36%          41%        47%          68%


--------------------------------------------------------------------------------

# Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================


                                                                                   DIVERSIFIED BOND TRUST
                                                             --------------------------------------------------------------------

                                                                                   YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------

                                                                2000#          1999          1998            1997          1996
                                                             --------------------------------------------------------------------
NET  ASSET VALUE, BEGINNING OF PERIOD                          $10.82         $11.83         $11.78         $11.64         $11.59
Income from investment operations:

          Net investment income                                  0.66           0.56           0.51           0.54           0.57
          Net realized and unrealized gain (loss) on
          investments and foreign currency transactions          0.34          (0.46)          0.69           0.67           0.20
                                                              --------       --------       --------       --------       --------
         Total from investment operations                        1.00           0.10           1.20           1.21           0.77
Less distributions:
          Dividends from net investment income                  (0.58)         (0.49)         (0.55)         (0.59)         (0.56)
          Distributions from capital gains                      (0.77)         (0.62)         (0.60)         (0.48)         (0.16)
                                                              --------       --------       --------       --------       --------
          Total distributions                                   (1.35)         (1.11)         (1.15)         (1.07)         (0.72)
                                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                 $10.47         $10.82         $11.83         $11.78         $11.64
                                                              ========       ========       ========       ========       ========
          TOTAL RETURN                                          10.32%          0.72%         10.68%         11.44%          7.03%
Net assets, end of period (000's)                            $212,462       $218,868       $196,800       $204,348       $208,466
Ratio of operating expenses to average net assets                0.81%          0.84%          0.89%          0.89%          0.87%
Ratio of net investment income to average net assets             6.50%          5.18%          4.03%          4.39%          4.59%
Portfolio turnover rate                                            76%           173%           125%            86%            73%


--------------------------------------------------------------------------------
# Net investment income has been calculated using the average shares method.




    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================


                                                                               U.S. GOVERNMENT SECURITIES TRUST
                                                            --------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                              2000#           1999          1998           1997          1996
                                                            --------------------------------------------------------------------
NET  ASSET VALUE, BEGINNING OF PERIOD                         $13.24         $13.82         $13.50         $13.32         $13.65
Income from investment operations:
          Net investment income                                 0.85           0.74           0.79           0.75           0.83
          Net realized and unrealized gain (loss) on
          investments and foreign currency transactions         0.50          (0.77)          0.18           0.31          (0.41)
                                                             --------       --------       --------       --------       --------
          Total from investment operations                      1.35          (0.03)          0.97           1.06           0.42
Less distributions:
          Dividends from net investment income                 (1.02)         (0.55)         (0.65)         (0.88)         (0.75)
          Distributions from capital gains                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------
          TOTAL DISTRIBUTIONS                                  (1.02)         (0.55)         (0.65)         (0.88)         (0.75)
                                                             --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                $13.57         $13.24         $13.82         $13.50         $13.32
                                                             ========       ========       ========       ========       ========
          TOTAL RETURN                                         10.87%         (0.23%)         7.49%          8.47%          3.38%
Net assets, end of period (000's)                           $333,163       $363,269       $363,615       $251,277       $204,053
Ratio of operating expenses to average net assets               0.72%          0.72%          0.72%          0.72%          0.71%
Ratio of net investment income to average net assets            6.56%          6.03%          5.92%          6.27%          6.36%
Portfolio turnover rate                                           58%            40%           287%           110%           178%


--------------------------------------------------------------------------------
# Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================


                                                                                      MONEY MARKET TRUST

                                                            -----------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31,

                                                            -----------------------------------------------------------------------
                                                               2000#            1999           1998           1997           1996
                                                            -----------------------------------------------------------------------
NET  ASSET VALUE, BEGINNING OF PERIOD                         $10.00           $10.00         $10.00         $10.00         $10.00
Income from investment operations:
          Net investment income                                 0.57             0.45           0.50           0.50           0.49
Less distributions:
          Dividends from net investment income                 (0.57)           (0.45)         (0.50)         (0.50)         (0.49)
                                                             --------       ----------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                $10.00           $10.00         $10.00         $10.00         $10.00
                                                             ========       ==========       ========       ========       ========
          TOTAL RETURN                                          5.88%            4.60%          5.03%          5.15%          5.05%
Net assets, end of period (000's)                            $950,155       $1,084,859       $609,837       $439,714       $363,566
Ratio of operating expenses to average net assets               0.54%            0.55%          0.55%          0.54%          0.55%
Ratio of net investment income to average net assets            5.71%            4.54%          4.94%          5.03%          4.97%


--------------------------------------------------------------------------------
# Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================


                                            SMALL CAP         INTERNATIONAL       MID CAP         TOTAL STOCK
                                              INDEX              INDEX             INDEX          MARKET INDEX         500 INDEX
                                              TRUST               TRUST            TRUST             TRUST               TRUST
                                              -----               -----            -----             -----               -----
                                             5/1/2000*          5/1/2000*         5/1/2000*         5/1/2000*           5/1/2000*
                                                TO                 TO                TO                TO                  TO
                                            12/31/2000#        12/31/2000#       12/31/2000#       12/31/2000#         12/31/2000#
                                            -----------        -----------       -----------       -----------         -----------
NET  ASSET VALUE, BEGINNING OF PERIOD        $ 12.50           $ 12.50            $ 12.50            $ 12.50            $  12.50

Income from investment operations:
   Net investment income                        0.46              0.09               0.10               0.08                0.09
   Net realized and unrealized gain
   (loss) on
   investments and foreign currency
   transactions                                (1.26)            (1.32)              0.77              (1.33)              (1.29)
                                             -------           -------            -------            -------            --------
   Total from investment operations            (0.80)            (1.23)              0.87              (1.25)              (1.20)
Less distributions:
   Dividends from net investment income        (0.41)            (0.16)             (0.08)             (0.06)              (0.02)
                                             -------           -------            -------            -------            --------
   Distributions from capital gains               --                --              (0.18)             (0.05)                 --
                                             -------           -------            -------            -------            --------
   Total distributions                         (0.41)            (0.16)             (0.26)             (0.11)              (0.02)
                                             -------           -------            -------            -------            --------
NET ASSET VALUE, END OF PERIOD               $ 11.29           $ 11.11            $ 13.11            $ 11.14            $  11.28
                                             =======           =======            =======            =======            ========
   TOTAL RETURN (B)                            (6.38%)+          (9.84%)+            7.15%+           (10.04%)+            (9.57%)+
Net assets, end of period (000's)            $34,825           $49,180            $32,007            $56,390            $680,264
Ratio of operating expenses to
  average net assets (C)                        0.60%(A)          0.60%(A)           0.60%(A)           0.60%(A)            0.55%(A)
Ratio of net investment income to
  average net assets                            5.63%(A)          1.17%(A)           1.17%(A)           0.93%(A)            1.08%(A)
Portfolio turnover rate                            1%(A)             8%(A)             49%(A)             16%(A)               6%(A)

--------------------------------------------------------------------------------
#        Net investment income has been calculated using the average shares method.
*        Commencement of operations
+        Not Annualized
(A)      Annualized
(B) The total return for the period ended December 31, 2000 would have been lower had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser was 0.65%, 0.65%, 0.69%, and 0.62% for the Small Cap Index, International Index, Mid Cap Index, Total Stock Market Index, and 500 Index for the period ended December 31, 2000, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================


                                                                           LIFESTYLE AGGRESSIVE 1000 TRUST
                                                             ----------------------------------------------------
                                                                     YEARS ENDED DECEMBER 31,         01/07/1997*
                                                                                                            TO
                                                             ------------------------------------
                                                                2000#         1999          1998       12/31/1997
                                                             --------       -------       -------      ----------
NET  ASSET VALUE, BEGINNING OF PERIOD                        $  14.54       $ 13.39       $ 13.47       $ 12.50
Income from investment operations:
          Net investment income                                  0.05          0.08          0.07          0.05
          Net realized and unrealized gain (loss) on
          investments                                           (0.78)         1.77          0.62          1.26
                                                             --------       -------       -------       -------
          Total from investment operations                      (0.73)         1.85          0.69          1.31
Less distributions:
          Dividends from net investment income                  (0.05)        (0.08)        (0.07)        (0.05)
          Distributions from capital gains                      (0.67)        (0.62)        (0.70)        (0.29)
                                                             --------       -------       -------       -------
          Total distributions                                   (0.72)        (0.70)        (0.77)        (0.34)
                                                             --------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                               $  13.09       $ 14.54       $ 13.39       $ 13.47
                                                             ========       =======       =======       =======
          TOTAL RETURN (B)                                      (5.11%)       14.61%         4.86%        10.89%+
Net assets, end of period (000's)                            $148,693       $93,073       $80,525       $49,105
Ratio of operating expenses to average net assets (C)            0.05%         0.00%         0.00%         0.00%(A)
Ratio of net investment income to average net assets             0.33%         0.64%         0.48%         1.29%(A)
Portfolio turnover rate                                           104%          136%           59%           67%(A)


--------------------------------------------------------------------------------
*        Commencement of operations
#        Net investment income has been calculated using the average shares method.
+        Not Annualized
(A)      Annualized
(B) The total return for the years ended 2000, 1999, 1998 and 1997 would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.075%,0.03%, 0.02% and 0.03% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================


                                                                               LIFESTYLE GROWTH 820 TRUST
                                                             ----------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,            01/07/1997*
                                                                                                                TO
                                                             ---------------------------------------
                                                                2000#           1999            1998         12/31/1997
                                                             ---------        -------         --------        ----------
NET  ASSET VALUE, BEGINNING OF PERIOD                         $ 15.18        $  13.78        $  13.77        $  12.50
Income from investment operations:
          Net investment income                                  0.13            0.23            0.24            0.30
          Net realized and unrealized gain (loss) on
          investments                                           (0.57)           1.94            0.63            1.38
                                                             -----------------------------------------------------------
          Total from investment operations                      (0.44)           2.17            0.87            1.68
Less distributions:
          Dividends from net investment income                  (0.13)          (0.23)          (0.24)          (0.30)
          Distributions from capital gains                      (1.02)          (0.54)          (0.62)          (0.11)
                                                             -----------------------------------------------------------
          Total distributions                                   (1.15)          (0.77)          (0.86)          (0.41)
                                                             -----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 13.59        $  15.18        $  13.78        $  13.77
                                                             ===========================================================
          TOTAL RETURN (B)                                      (3.05%)         16.56%           6.20%          13.84%+
Net assets, end of period (000's)                             $545,106       $414,257        $380,309        $217,158
Ratio of operating expenses to average net assets (C)            0.05%           0.00%           0.00%           0.00%(A)
Ratio of net investment income to average net assets             0.94%           1.73%           1.74%           2.44%(A)
Portfolio turnover rate                                           102%            127%             49%             51%(A)


--------------------------------------------------------------------------------

*        Commencement of operations
#        Net investment income has been calculated using the average shares method.
+        Not Annualized
(A)      Annualized
(B) The total return for the years ended 2000, 1999, 1998 and 1997 would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.06%, 0.04%, 0.02% and 0.03% for the periods ended December 31, 2000, 1999, 1998 and 1997 respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================

                                                                            LIFESTYLE BALANCED 640 TRUST
                                                             ----------------------------------------------------
                                                                     YEARS ENDED DECEMBER 31,         01/07/1997*
                                                                                                           TO
                                                             ------------------------------------
                                                                2000#         1999          1998       12/31/1997
                                                             --------      --------      --------     -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                        $  14.24      $  13.49      $  13.56      $  12.50
Income from investment operations:
         Net investment income                                   0.26          0.39          0.31          0.50
         Net realized and unrealized gain on investments         0.06          1.20          0.47          1.19
                                                             --------      --------      --------      --------
         Total from investment operations                        0.32          1.59          0.78          1.69
Less distributions:
         Dividends from net investment income                   (0.26)        (0.39)        (0.31)        (0.50)
         Distributions from capital gains                       (0.77)        (0.45)        (0.54)        (0.13)
                                                             --------      --------      --------      --------
         Total distributions                                    (1.03)        (0.84)        (0.85)        (0.63)
                                                             --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                               $  13.53      $  14.24      $  13.49      $  13.56
                                                             ========      ========      ========      ========
         TOTAL RETURN (B)                                        2.45%        12.42%         5.72%        14.11%+
Net assets, end of period (000's)                            $545,718      $416,706      $377,531       186,653
Ratio of operating expenses to average net assets (C)            0.05%         0.00%         0.00%         0.00%(A)
Ratio of net investment income to average net assets             1.87%         2.93%         2.21%         3.24%(A)
Portfolio turnover rate                                            85%          126%           52%           44%(A)

-------------------------------------------------------------------------------

*    Commencement of operations
#    Net investment income has been calculated using the average shares method.
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2000, 1999, 1998 and 1997 would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.06%, 0.03%, 0.02% and 0.03% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================

                                                                               LIFESTYLE MODERATE 460 TRUST
                                                                ------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,         01/07/1997*
                                                                                                               TO
                                                                --------------------------------------
                                                                 2000#           1999           1998       12/31/1997
                                                                --------       --------       --------     -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                           $  14.13       $  13.91       $  13.35       $ 12.50
Income from investment operations:
         Net investment income                                      0.58           0.41           0.45          0.65
         Net realized and unrealized gain on investments           (0.07)          0.65           0.84          0.98
                                                                --------       --------       --------       -------
         Total from investment operations                           0.51           1.06           1.29          1.63
Less distributions:
         Dividends from net investment income                      (0.58)         (0.41)         (0.45)        (0.65)
         Distributions from capital gains                          (1.05)         (0.43)         (0.28)        (0.13)
                                                                --------       --------       --------       -------
         Total distributions                                       (1.63)         (0.84)         (0.73)        (0.78)
                                                                --------       --------       --------       -------
NET ASSET VALUE, END OF PERIOD                                  $  13.01       $  14.13       $  13.91       $ 13.35
                                                                ========       ========       ========       =======
         TOTAL RETURN (B)                                           4.26%          7.89%          9.76%         13.7%+
Net assets, end of period (000's)                               $182,038       $167,500       $138,128       $52,746
Ratio of operating expenses to average net assets (C)               0.05%          0.00%          0.00%         0.00%(A)
Ratio of net investment income to average net assets                4.37%          2.92%          3.03%         3.91%(A)
Portfolio turnover rate                                               86%           109%            45%           39%(A)


--------------------------------------------------------------------------------

*    Commencement of operations
#    Net investment income has been calculated using the average shares method.
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2000, 1999, 1998 and 1997 would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.075%, 0.04%, 0.05% and 0.03% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
================================================================================

                                                                              LIFESTYLE CONSERVATIVE 280 TRUST
                                                                 -----------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,         01/07/1997*
                                                                                                                TO
                                                                 -------------------------------------
                                                                    2000#          1999          1998       12/31/1997
                                                                 --------       --------       -------     -----------
NET  ASSET VALUE, BEGINNING OF PERIOD                            $  13.15       $  13.53       $ 13.01       $ 12.50
Income from investment operations:
         Net investment income                                       0.51           0.60          0.50          0.76
         Net realized and unrealized gain on investments             0.41          (0.05)         0.79          0.67
                                                                 --------       --------       -------       -------
         Total from investment operations                            0.92           0.55          1.29          1.43
Less distributions:
         Dividends from net investment income                       (0.51)         (0.60)        (0.50)        (0.76)
         Distributions from capital gains                           (0.39)         (0.33)        (0.27)        (0.16)
                                                                 --------       --------       -------       -------
         Total distributions                                        (0.90)         (0.93)        (0.77)        (0.92)
                                                                 --------       --------       -------       -------
NET ASSET VALUE, END OF PERIOD                                   $  13.17       $  13.15       $ 13.53       $ 13.01
                                                                 ========       ========       =======       =======
         TOTAL RETURN (B)                                            7.62%          4.21%        10.20%        12.15%+
Net assets, end of period (000's)                                $105,627       $106,435       $78,404       $19,750
Ratio of operating expenses to average net assets (C)                0.05%          0.00%         0.00%         0.00%(A)
Ratio of net investment income to average net assets                 4.00%          4.40%         2.98%         3.95%(A)
Portfolio turnover rate                                                53%            93%           32%           38%(A)


--------------------------------------------------------------------------------

*    Commencement of operations
#    Net investment income has been calculated using the average shares method.
+    Not Annualized
(A)  Annualized
(B) The total return for the years ended 2000, 1999, 1998 and 1997 would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.082%, 0.03%, 0.03% and 0.03% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                       STRATEGIC OPPORTUNITIES
                                                                   (FORMERLY, MID CAP BLEND TRUST)

                                                                       YEARS ENDED DECEMBER 31,

                                                2000#          1999             1998            1997            1996
                                            ----------      ----------      ----------      ----------      ----------
NET  ASSET VALUE, BEGINNING OF PERIOD           $21.90          $19.48          $21.50          $22.62          $20.79
Income from investment operations:
     Net investment income                        0.08            0.07            0.08            0.08            0.13
     Net realized and unrealized gain            (1.20)           4.75            2.13            3.31            3.77
     (loss) on investments and foreign      ----------      ----------      ----------      ----------      ----------
     currency transactions
     Total from investment operations            (1.12)           4.82            2.21            3.39            3.90
Less distributions:
     Dividends from net investment               (0.07)          (0.09)          (0.07)          (0.14)          (0.09)
     income
     Distributions from capital gains            (3.19)          (2.31)          (4.16)          (4.37)          (1.98)
                                            ----------      ----------      ----------      ----------      ----------
     Total distributions                         (3.26)          (2.40)          (4.23)          (4.51)          (2.07)
                                            ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $17.52          $21.90          $19.48          $21.50          $22.62
                                            ==========      ==========      ==========      ==========      ==========
         TOTAL RETURN                            (6.37%)         27.75%           9.41%          19.25%         20.14%

Net assets, end of period (000's)           $1,425,677      $1,673,228      $1,556,169      $1,521,382      $1,345,461

Ratio of operating expenses to average            0.90%           0.88%           0.80%           0.80%           0.80%
net assets
Ratio of net investment income to                 0.41%           0.34%           0.42%           0.35%           0.71%
average net assets
Portfolio turnover rate                            165%            129%             93%            224%            223%


# Net investment income has been calculated using the average shares method.

              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001

EXCHANGE TRADED FUNDS

         Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.


                   THE DATE OF THIS SUPPLEMENT IS MAY 4, 2001.

                       STATEMENT OF ADDITIONAL INFORMATION
 ------------------------------------------------------------------------------




                         MANUFACTURERS INVESTMENT TRUST





      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated May 1, 2001 , which may be obtained from Manufacturers Investment Trust, 73 Tremont Street, Boston, Massachusetts, 02108. The Annual Report dated December 31, 2000 for Manufacturers Investment Trust are incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.




     The date of this Statement of Additional Information is May 1, 2001.

                                TABLE OF CONTENTS

INVESTMENT POLICIES
     Money Market Instruments
           U.S. Government and Government Agency Obligations
           Canadian and Provincial Government and Crown Agency Obligations
           Certificates of Deposit and Bankers' Acceptances
           Commercial Paper
           Corporate Obligations
           Repurchase Agreements
           Foreign Repurchase Agreements
     Other Instruments
          Warrants
           Reverse Repurchase Agreements
           Mortgage Securities
           Asset-Backed Securities
           Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds
           Loans and Other Direct Debt Instruments
           High Yield (High Risk) Domestic Corporate Debt Securities
           Brady Bonds
           Sovereign Debt Obligations
           Indexed Securities
           Hybrid Instruments
           ADRs, EDRs and GDRs
           Variable and Floating Rate Obligations
     Additional Investment Policies
           Lending Securities
           When-Issued Securities ("Forward Commitments")
           Mortgage Dollar Rolls
           Illiquid Securities
           Short Sales
           Investment In Other Investment Companies
RISK FACTORS
     High Yield (High Risk) Securities
     Foreign Securities
HEDGING AND OTHER STRATEGIC TRANSACTIONS
     General Characteristics of Options
     General Characteristics of Futures Contracts and Options on Futures
       Contracts
     Stock Index Futures
     Options on Securities Indices and Other Financial Indices
     Yield Curve Options
     Currency Transactions
     Combined Transactions
     Swaps, Caps, Floors and Collars
     Eurodollar Instruments
     Risk Factors
     Risks of Hedging and Other Strategic Transactions Outside the United States
     Use of Segregated and Other Special Accounts
     Other Limitations
INVESTMENT RESTRICTIONS
     Fundamental
     Nonfundamental
     Additional Investment Restrictions
PORTFOLIO TURNOVER
MANAGEMENT OF THE TRUST
     Duties and Compensation of Trustees
INVESTMENT MANAGEMENT ARRANGEMENTS
     The Advisory Agreement
     The Subadvisory Agreements

     Information Applicable to Both the Advisory Agreement and the Subadvisory
     Agreements
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PERFORMANCE DATA
THE INSURANCE COMPANIES
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
CUSTODIAN
CODE OF ETHICS
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers

                               INVESTMENT POLICIES

      The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

      The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

      1.  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

            U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

            U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

      -  Student Loan Marketing Association,

      -  Federal Home Loan Banks,

      -  Federal Intermediate Credit Banks and

      -  the Federal National Mortgage Association.

            U.S.    Instrumentality    Obligations.    U.S.    instrumentality
obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

      Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

      No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

      2.  CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

            Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

            Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

      -  Export Development Corporation,

      -  Farm Credit Corporation,

      -  Federal Business Development Bank, and

      -  Canada Post Corporation.

      In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

            Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

            Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

      -  provincial railway corporation,

      -  provincial hydroelectric or power commission or authority,

      -  provincial municipal financing corporation or agency, and

      -  provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

      3.  CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

            Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

            Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

      All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

      4.  COMMERCIAL PAPER

      Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

            Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

      A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

      5.  CORPORATE OBLIGATIONS

      Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

      6.  REPURCHASE AGREEMENTS

      Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

      The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

      -  Federal Reserve System member bank,

      - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

      - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

      The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

      7.  FOREIGN REPURCHASE AGREEMENTS

      Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

      The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

      1.  WARRANTS

      Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

      2.  REVERSE REPURCHASE AGREEMENTS

      Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

      3.  MORTGAGE SECURITIES

            Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

      In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

            Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

      - one-year, three-year and five-year constant maturity Treasury Bill rates,

      -  three-month or six-month Treasury Bill rates,

      -  11th District Federal Home Loan Bank Cost of Funds,

      -  National Median Cost of Funds, or

      - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

      During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

            Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

      -  mortgage bankers,

      -  commercial banks,

      -  investment banks,

      -  savings and loan associations, and

      -  special purpose subsidiaries of the foregoing.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

            Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

      CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.


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            STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

            Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

      In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

            Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies
- Illiquid Securities".

      Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

            Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on


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underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

      4.  ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

      Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or that the Subadviser believes are of comparable quality.

      As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

            Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

      -  liquidity protection, and

      -  default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      Some examples of credit support include:

      - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

      - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

      - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration


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
in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

      The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

      5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

            Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

            Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

      7.  HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

      High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

      The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume


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of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

      8.  BRADY BONDS

      Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

      - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

      - bonds issued at a discount from face value (generally known as discount bonds),

      -  bonds bearing an interest rate which increases over time, and

      - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

      Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

      The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

      9.  SOVEREIGN DEBT OBLIGATIONS

      Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is


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collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

      10.  INDEXED SECURITIES

      Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

      11.  HYBRID INSTRUMENTS

      Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

            Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

      - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

      - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

      Hybrid Instruments may take a variety of forms, including, but not limited to:

      - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

      - preferred stock with dividend rates determined by reference to the value of a currency, or

      - convertible securities with the conversion terms related to a particular commodity.

            Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

      One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

      The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk,


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and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

            Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

            Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

            Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

            Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

            Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

      12.  ADRS, EDRS AND GDRS

      Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

      ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

      Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


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      13. VARIABLE AND FLOATING RATE OBLIGATIONS

      Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

ADDITIONAL INVESTMENT POLICES

      The following provides a more detailed explanation of some of the investment policies of the portfolios.

      1.  LENDING SECURITIES

      Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

      The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

      2.  WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

      In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

      Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

      3.  MORTGAGE DOLLAR ROLLS


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      Each portfolio of the Trust (except the Money Market Trust and the
Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

      4.  ILLIQUID SECURITIES

      Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

            Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act are excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

            Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

      5.  SHORT SALES

      Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

      Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will


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equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

      6.    INVESTMENT IN OTHER INVESTMENT COMPANIES

      Certain of the portfolios may invest in other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.



                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

      The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

            GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

            Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

            Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

      These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore, the Trustees may have to use a greater degree of judgment in making such valuations.

      Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

            NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.


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      In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

      The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

      -  the obligor's balance of payments, including export performance,

      -  the obligor's access to international credits and investments,

      -  fluctuations in interest rates, and

      -  the extent of the obligor's foreign reserves.

            Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

            Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

            Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

            Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

            The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

      Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

      - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

      -  obtaining new credit to finance interest payments.


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
      Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

            Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

      - extremely poor prospects of ever attaining any real investment standing,

      -  current identifiable vulnerability to default,

      - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

      - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

      -  are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

      The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

      Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

     Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

      Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

      Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of:

      -  nationalization of the foreign company,

      -  withholding of dividends at the source,

      -  expropriation or confiscatory taxation,

      -  currency blockage,

      -  political or economic instability, and/or

      - diplomatic developments that could adversely affect the value of those investments.

      Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.


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      Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                   HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

      As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

      A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

      If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

            Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

      Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

            Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

            Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).


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            Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

      Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

      -  insufficient trading interest in certain options,

      -  restrictions on transactions imposed by an exchange,

      - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

      -  interruption of the normal operations of the OCC or an exchange,

      - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

      - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.


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      Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

      - as a hedge against anticipated interest rate, currency or market changes,

      -  for duration management,

      -  for risk management purposes,

      -  to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

      Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

      No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

      Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

      Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

      Uses of Index Futures. Below are some examples of how Index Futures may be used:

      - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.


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
      - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

      - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

      - A portfolio may also invest in Index Futures in order to hedge its equity positions.

      Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

      Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

      Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS


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
      If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

      -  forward currency contracts,

      -  exchange-listed currency futures contracts and options thereon,

      -  exchange-listed and OTC options on currencies, and

      -  currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

      A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

      Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

      Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

      Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

      Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

      To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS


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
      Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and
(b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

      - to preserve a return or spread on a particular investment or portion of its portfolio,

      -  to protect against currency fluctuations,

      - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

      -  as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

      Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

      Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

      Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

      Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

      Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

      Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. If these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other similar purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions.

      Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

      Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

      The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

      -  the frequency of trades and quotations,

      -  the number of dealers and prospective purchasers in the marketplace,

      -  dealer undertakings to make a market,

      - the nature of the security (including any demand or tender features), and

      - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

      Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will


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
segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

      To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Other Strategic Transactions have special risks associated with them, including:

      -  possible default by the counterparty to the transaction,

      - markets for the securities used in these transactions could be illiquid,

      - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

      Options and Futures Transactions

      Options transactions are subject to the following additional risks:

      - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

      - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

      Futures transactions are subject to the following additional risks:

      - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

      - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

      Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

      - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

      - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.


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
      - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

      - foreign governmental actions affecting foreign securities, currencies or other instruments,

      - less stringent regulation of these transactions in many countries as compared to the United States,

      - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

      - more limited availability of data on which to make trading decisions than in the United States,

      - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

      - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

      -  lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

      In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

      Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

      Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

      OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which


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
requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

      Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

      Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

      Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

      No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

      For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS

      There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

      Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL


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      The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:


(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust. Utilities Trust, Real Estate Securities Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)

      For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.


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
(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation Trust: the Capital Appreciation Trust may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12)  Purchase   securities   for  the  purpose  of   exercising   control  or
      management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

            (a) a merger, consolidation or reorganization,

            (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,
                * or

            (c) the purchase of shares of the T. Rowe Price Reserve Investment
                Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment
                Fund).**

            (d) the purchase of shares of the Janus Money Market Fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the Janus Money Market Fund).***

      For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and
T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

***The Janus Money Market Fund is a money market fund registered under the 1940 Act which is managed by Janus. Janus has received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund subadvisory clients to invest in the Janus Money Market Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions
    (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

*33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock Trusts; 15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

ADDITIONAL INVESTMENT RESTRICTIONS

      Money Market Trust

      In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

      - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

      - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

      - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

                               PORTFOLIO TURNOVER

      The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 1999, and 2000 were as follows:

PORTFOLIO                                    1999               2000
---------                                    ----               ----
Internet Technologies Trust                   N/A                29%(E)
Pacific Rim Emerging Markets Trust             42%                55%
Science & Technology Trust                    113%               133%
International Small Cap Trust(A)              309%               529%
Aggressive Growth Trust                       161%                70%
Emerging Small Company Trust                  136%                23%
Small Company Blend Trust                      28%(D)             49%
Dynamic Growth Trust                          N/A                 80%(E)
Mid Cap Stock Trust                            36%(D)            300%
All Cap Growth Trust                          193%               103%
Overseas Trust                                147%               142%
International Stock Trust                      39%                39%
International Value Trust                       4%(D)             41%
Capital Appreciation Trust                    N/A                143%(F)
Strategic Opportunities Trust                 129%               165%
Global Equity Trust                            43%                43%
Growth Trust                                  156%               147%
Large Cap Growth Trust                        164%                92%
Quantitative Equity Trust                     159%               120%

Blue Chip Growth Trust                         42%                48%
Real Estate Securities Trust                  201%               147%
Small Company Value Trust                     142%               178%
Value Trust                                    54%                65%
Tactical Allocation Trust                     N/A                133%(E)
Equity Index Trust                             10%                 8%
Growth & Income Trust                          19%                32%
U.S. Large Cap Value Trust                     30%(D)             31%
Equity-Income Trust                            30%                34%
Income & Value Trust                          165%                51%
Balanced Trust                                215%               132%
High Yield Trust                               62%                57%


PORTFOLIO                                    1999               2000
---------                                    ----               ----
Strategic Bond Trust                          107%               175%
Global Bond Trust(B)                          471%               644%
Total Return Trust                             95%(D)            551%
Investment Quality Bond Trust                  36%                35%
Diversified Bond Trust                        173%                76%
U.S. Government Securities Trust(C)            40%                58%
Money Market Trust                            N/A                N/A
Small Cap Index Trust                         N/A                  1%(E)
International Index Trust                     N/A                  8%(E)
Mid Cap Index Trust                           N/A                 49%(E)
Total Stock Market Index Trust                N/A                 16%(E)
500 Index Trust                               N/A                  6%(E)
Lifestyle Aggressive 1000 Trust               136%               104%
Lifestyle Growth 820 Trust                    127%               102%
Lifestyle Balanced 640 Trust                  126%                85%
Lifestyle Moderate 460 Trust                  109%                86%
Lifestyle Conservative 260 Trust               93%                53%

(A) The significant variation in the portfolio turnover rate for the past two fiscal years was due primarily to a change in portfolio manager for the International Small Cap Trust in July 1999.

(B) The significant variation in the portfolio turnover rate for the past two fiscal years was due primarily to a change of subadviser and investment objective of the Global Bond Trust effective May 1, 1999.

(C) The significant variation in the portfolio turnover rate of the U.S. Government Securities Trust for the past two fiscal years was due primarily to decreased liquidity in bond issuance in the U.S. government securities markets during 1999.

(D) Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.

(E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

(F) Annualized - For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(G) Formerly, the Mid Cap Blend Trust.


      Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below:

===========================================================================
 NAME, ADDRESS AND AGE     POSITION           PRINCIPAL OCCUPATION
                             WITH            DURING PAST FIVE YEARS
                          THE TRUST
---------------------------------------------------------------------------
Don B. Allen             Trustee      Senior Lecturer, William E. Simon
73 Tremont Street                     Graduate School of Business
Boston, MA  02108                     Administration, University of
Age: 72                               Rochester.
---------------------------------------------------------------------------

Charles L. Bardelis      Trustee      President and Chief Executive Officer,
73 Tremont Street                     Island Commuter Corp. (Marine
Boston, MA  02108                     Transport).
Age: 59
---------------------------------------------------------------------------
John D. DesPrez III*     Trustee      Executive Vice President, U.S.
73 Tremont Street                     Operations, Manulife Financial,
Boston, MA  02108                     January 1999 to date; Senior Vice
Age: 43                                President, US Annuities, Manulife
                                      Financial, September 1996 to December,
                                      1998; President, The Manufacturers Life
                                      Insurance Company of North America,
                                      September 1996 to December, 1998; Vice
                                      President, Mutual Funds, Manulife
                                      Financial, January 1995 to September 1996.
---------------------------------------------------------------------------
Samuel Hoar              Trustee      Senior Mediator, Arbitrator,
73 Tremont Street                     Regional Manager, JAMS, LLC, August
Boston, MA  02108                     1999 to date; Senior Mediator,
Age: 73                               Arbitrator, Regional Director of
                                      Professional Services,
                                      J.A.M.S./Endispute, Inc., June 1994
                                      to August 1999.

---------------------------------------------------------------------------

=======================================================================================
 NAME, ADDRESS AND AGE           POSITION                 PRINCIPAL OCCUPATION
                                   WITH                  DURING PAST FIVE YEARS
                                THE TRUST
---------------------------------------------------------------------------------------
John D. Richardson*            Chairman of        Senior Executive Vice President and
200 Bloor Street East          Trustees           Chief Information Officer,
Toronto, Ontario, Canada                          U.S. Operations, Manulife
M4W 1E5                                           Financial, January 1999 to date;
Age: 62                                           Executive Vice President and
                                                  General Manager, U.S. Operations,
                                                  Manulife Financial, January 1995 to
                                                  January 1999.
---------------------------------------------------------------------------------------
F. David Rolwing               Trustee            Former Chairman, President and CEO,
73 Tremont Street                                 Montgomery Mutual Insurance
Boston, MA  02108                                 Company, 1991 to 1999. (Retired
Age: 66                                           1999)
---------------------------------------------------------------------------------------
James D. Gallagher             President          Vice President, Legal Services,
73 Tremont Street                                 Manulife Financial, January 1996 to
Boston, MA  02108                                 date; President, The Manufacturers
Age: 46                                           Life Insurance Company of New York,
                                                  August 1999 to present; Vice President,
                                                  Secretary and General Counsel, The
                                                  Manufacturers Life Insurance Company of
                                                  North America, June 1994 to date.
---------------------------------------------------------------------------------------
John R. Ostler                 Treasurer          Vice President and Chief Financial
200 Bloor Street East                             Officer, U.S. Operations, The
Toronto, Ontario, Canada                          Manufacturers Life Insurance
M4W 1E5                                           Company, October 1, 2000 to
Age: 48                                           present; Vice President and
                                                  Corporate Actuary, The Manufacturers Life
                                                  Insurance Company, March 1998 to September
                                                  2000; Vice President & CFO U.S. Individual
                                                  Insurance, The Manufacturers Life
                                                  Insurance Company, 1992 to March 1998;
                                                  Vice President, U.S. Insurance Products,
                                                  The Manufacturers Life Insurance Company,
                                                  1990 - 1992; Assistant Vice President &
                                                  Pricing Actuary, U.S. Insurance, The
                                                  Manufacturers Life Insurance Company,
                                                  1988-1990.
---------------------------------------------------------------------------------------
Tracy Kane                     Secretary          Assistant Vice President
73 Tremont Street                                 and Senior Counsel, The
Boston, MA 02108                                  Manufacturers Life Insurance
Age: 39                                           Company (U.S.A.).
---------------------------------------------------------------------------------------


* Trustee who is an "interested person," as defined in the 1940 Act.

      The Trustees and officers of the Trust collectively own less than 1% of the shares of each portfolio of the Trust.

DUTIES AND COMPENSATION OF TRUSTEES

      The Trust is organized as a Massachusetts Business Trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $45,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                               COMPENSATION TABLE

===================================================================================
NAMES OF PERSON,             AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM
POSITION                     FROM TRUST FOR PRIOR         TRUST COMPLEX FOR PRIOR
                                  FISCAL YEAR*                 FISCAL YEAR*#
-----------------------------------------------------------------------------------
Don B. Allen, Trustee              $72,500                       $72,500
-----------------------------------------------------------------------------------
Charles L. Bardelis,                72,500                        72,500
Trustee
-----------------------------------------------------------------------------------
John D. DesPrez III,                    --                            --
Trustee
-----------------------------------------------------------------------------------
Samuel Hoar, Trustee                72,500                        72,500
-----------------------------------------------------------------------------------
John D. Richardson,                     --                            --
Trustee
-----------------------------------------------------------------------------------
F. David Rolwing,                   72,500                        72,500
Trustee
===================================================================================

* Compensation received for services as Trustee.

# Trust Complex includes all portfolios of the Trust.


                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

      Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, MSS serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America") and The Manufacturers Life Insurance Company of New York.

      Approval of the Advisory Agreement and Subadvisory Agreements.

      The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

      Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

      On December 15, 1995, the Trustees appointed the following new subadvisers:

      - Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

      - Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

      October 1, 1996 Subadviser Resignations

      Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-     Wellington Management Company, LLP as subadviser to the Money Market
      Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

      On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MAC") pursuant to a new subadvisory agreement ("MAC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

      New Subadvisers for New Portfolios

      On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

      Appointment of MAC to Manage the Lifestyle Portfolios

      On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

      Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

      On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

      Change of Control of Salomon Brothers Asset Management Inc

      On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

      Change of Control of Founders Asset Management, Inc.

      On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

      Change of Control of Oechsle International Advisors, L.P.

      On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

      Change of Control of Rosenberg Institutional Equity Management

      On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

      Resignation/Termination of Certain Subadvisers Effective May 1, 1999

      Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company           Conservative Asset Allocation Trust
Fidelity Management Trust Company           Moderate Asset Allocation Trust
Founders Asset Management LLC               Growth Trust
Founders Asset Management LLC               Worldwide Growth Trust
J.P. Morgan Investment Management, Inc.     International Growth and Income Trust
Manufacturers Adviser Corporation           Capital Growth Bond Trust
Oechsle International Advisors, LLC         Global Government Bond Trust
Pilgrim Baxter & Associates, Ltd.           Pilgrim Baxter Growth Trust
Warburg Pincus Asset Management, Inc.       Emerging Small Company Trust

      Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

      New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

      On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust), Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Company Blend Trust
         U.S. Large Cap Value Trust
         Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust (formerly, the International Growth and Income Trust).

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

         Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

      Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

      On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MAC and SSgA to provide MAC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

      Change of Control of Rowe Price-Fleming International, Inc.

      On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

      Appointment   of  Jennison   Associates,   LLC  to  Manage  the  Capital
Appreciation Trust

      On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

      Resignation/Termination of Certain Subadvisers Effective April 30, 2001

      Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC         Small Company Value Trust
Morgan Stanley Asset Management                 Global Equity Trust
Cohen & Steers Capital Management, Inc.         Real  Estate  Securities Trust

      New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

      On April 5 and 6, 2001, the Trustees made the following appointments:

- Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Estate Securities Trust


- Davis Select Advisers, L.P. was appointed, pursuant to a new subadvisory agreement, to manage:

         Financial Services Trust
         Fundamental Value Trust

- The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

- INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

- Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

- Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MAC will also manage the Balanced Trust effective May 4, 2001.


- Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

- Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Opportunities Trust
         Global Equity Trust

- T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

         Small Company Value Trust

THE ADVISORY AGREEMENT

      Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

      -     office space and all necessary office facilities and equipment, and

      - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

      The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

      The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

      In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

            Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

      For the years ended December 31, 2000, 1999 and 1998 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $167,540,214, $122,317,006 and $94,037,629 allocated among the portfolios as follows:

PORTFOLIO                                    2000               1999              1998
----------------------------------------------------------------------------------------
Internet Technologies Trust ......       $   364,054(3)            N/A               N/A
Pacific Rim Emerging Markets Trust           826,869           404,135       $   214,432
Science & Technology Trust .......        16,814,048         5,474,674         1,171,088
International Small Cap Trust ....         3,416,149         1,657,308         1,567,227
Aggressive Growth Trust ..........         3,154,189         1,025,508         1,216,141
Emerging Small Company Trust .....         6,154,952         3,143,468         2,937,353
Small Company Blend ..............           925,735           200,337(2)            N/A
Dynamic Growth Trust .............           654,785(3)            N/A               N/A

PORTFOLIO                                    2000               1999              1998
----------------------------------------------------------------------------------------
All Cap Growth Trust ..............        8,501,735         4,393,840         3,144,346
Mid Cap Stock Trust ...............          955,504           433,859(2)            N/A
Overseas Trust ....................        4,578,209         2,657,549         2,086,991
International Stock Trust .........        2,890,232         2,089,623         2,019,937
International Value Trust .........        1,329,316          475,140(2)             N/A
Capital Appreciation Trust ........            7,738(4)            N/A               N/A
Strategic Opportunities Trust(5)...       13,403,289        12,412,481        11,504,927
Global Equity Trust ...............        6,643,175         7,901,467         8,256,515
Growth Trust ......................        6,472,854         3,716,979         1,930,442
Large Cap Growth Trust ............        4,542,483         2,555,311         1,874,673
Quantitative Equity Trust .........        3,773,024         2,425,280         1,431,591
Blue Chip Growth Trust ............       17,113,773        12,535,949         7,964,796
Real Estate Securities Trust ......        1,491,642         1,118,824         1,157,366
Small Company Value Trust .........        1,054,874         1,101,422         1,218,609
Value Trust .......................        1,196,810         1,497,638         1,695,347
Tactical Allocation Trust .........          269,753(3)            N/A               N/A
Equity Index Trust ................          299,575           220,248           106,755
Growth & Income Trust .............       23,601,208        20,739,640        14,353,269
U.S. Large Cap Value Trust ........        2,878,247           790,211(2)            N/A
Equity-Income Trust ...............        8,043,881         9,004,174         8,121,714
Income & Value Trust ..............        4,696,094         4,950,340         4,585,154
Balanced Trust ....................        1,849,965         2,172,887         1,699,575
High Yield Trust ..................        1,857,084         1,660,951         1,160,631
Strategic Bond Trust ..............        2,642,791         3,064,500         3,178,026
Global Bond Trust .................          961,709         1,337,692         1,632,065
Total Return Trust ................        2,398,611           925,369(2)            N/A
Investment Quality Bond Trust .....        1,806,503         2,011,248         1,610,817
Diversified Bond Trust ............        1,526,414         1,597,677         1,473,082
U.S. Government Securities Trust ..        2,081,135         2,588,073         1,952,935
Money Market Trust ................        4,545,400         4,033,204         2,771,825
Small Cap Index Trust .............          113,868(3)            N/A               N/A
International Index Trust .........          171,991(3)            N/A               N/A
Mid Cap Index Trust ...............           81,707(3)            N/A               N/A
Total Stock Market Index Trust ....          176,988(3)            N/A               N/A
500 Index Trust ...................          709,970(3)            N/A               N/A
Lifestyle Aggressive 1000 Trust ...           61,577               N/A               N/A
Lifestyle Growth 820 Trust ........          187,730               N/A               N/A
Lifestyle Balanced 640 Trust ......          186,400               N/A               N/A

Lifestyle Moderate 460 Trust .....            75,949               N/A               N/A
Lifestyle Conservative 280 Trust .            50,225               N/A               N/A


(1) For the period October 1, 1997 (commencement of operations) to December 31, 1997.

(2)  For the period May 1, 1999 (commencement of operations) to December 31,
     1999.

(3)  For the period May 1, 2000 (commencement of operations) to December 31,
     2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5)  Formerly, the Mid Cap Blend Trust


THE SUBADVISORY AGREEMENTS

      Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts, SSgA does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      The information and services SSgA provides to MAC pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

      i. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary Adviser:

            - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "non-Lifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;

            - compare performance of the non-Lifestyle Trust portfolios to the performance of comparable portfolios;

            - calculate the probability that the subadvisers to the non-Lifestyle Trust portfolios will outperform their performance benchmarks;

      ii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

      Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

      SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

            Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

            Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

      SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MAC and SSgA for the provision of subadvisory consulting services to MAC in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MAC by the Adviser is paid by MAC to SSgA. The Lifestyle Trusts do not incur any expenses in connection with SSgA's services other than the advisory fee.

       FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMRC for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.


      Amount of Subadvisory Fees Paid. For the years ended December 31, 2000, 1999 and 1998, the Adviser paid aggregate subadvisory fees of $66,500,926 , $46,407,309 and $34,400,662, respectively, allocated among the portfolios as follows:

PORTFOLIO                                    2000                1999                1998
-------------------------------------------------------------------------------------------
 Internet Technologies Trust .......     $  205,769(6)              N/A                 N/A
Pacific Rim Emerging Markets Trust..        365,475          $  186,468          $  100,909
 Science & Technology Trust ........      8,529,536           2,986,185             638,775
International Small Cap Trust ......      1,777,724             927,279             880,024
Aggressive Growth Trust ............      1,577,094             544,955             694,939
Emerging Small Company Trust .......      3,190,064           1,692,250           1,538,613
Small Company Blend Trust ..........        484,908             104,938(2)              N/A
Dynamic Growth Trust ...............        354,246(6)              N/A                 N/A
All Cap Growth Trust ...............      3,892,179           2,139,225           1,556,064

PORTFOLIO                                  2000                1999               1998
----------------------------------------------------------------------------------------
Mid Cap Stock Trust ................       451,515           207,4592                N/A
Overseas Trust .....................     2,409,584          1,365,648          1,003,054
International Stock Trust ..........     1,376,310          1,038,237          1,041,875
International Value Trust ..........       698,134            273,003(2)             N/A
Capital Appreciation Trust .........         3,439(7)             N/A                N/A
  Strategic OpportunitiesTrust(8) ..     5,518,999          4,742,303          3,567,981
 Global Equity Trust ...............     2,823,924          3,278,306          3,406,519
Growth Trust .......................     2,634,535          1,656,644            991,056
Large Cap Growth Trust .............     2,076,565          1,170,905            874,869
Quantitative Equity Trust ..........     1,055,278            731,320            480,575
Blue Chip Growth Trust .............     6,730,790          5,164,853          3,298,442
Real Estate Securities Trust .......       496,451            384,622            397,010
 Small Company Value Trust .........       590,170            615,660            679,834
Value Trust ........................       498,803            596,315            666,493
Tactical Allocation Trust ..........       119,892(6)             N/A                N/A
Equity-Index Trust .................       119,830             88,099             42,702
Growth & Income Trust ..............     5,220,241          4,648,128          3,370,654
U.S. Large Cap Value Trust .........     1,315,770            361,239(2)             N/A
Equity-Income Trust ................     3,305,262          3,435,222          2,280,428
Income & Value Trust ...............     2,011,037          2,022,980          1,722,708
Balanced Trust .....................       760,914            871,930            707,971
High Yield Trust ...................       724,059            659,722            474,278
Strategic Bond Trust ...............       977,513          1,113,548(3)       1,150,170(4)


Global Bond Trust .................    433,249          597,740       723,763
Total Return Trust ................    848,745          347,709(2)        N/A
Investment Quality Bond Trust .....    566,885          614,134       521,489
Diversified Trust .................    632,870          656,706       613,727
U.S. Government Securities Trust ..    630,262          747,248       600,677
Money Market Trust ................    456,815          436,329       375,063
Small Cap Index Trust .............      8,675(6)           N/A           N/A
International Index Trust .........     21,890(6)           N/A           N/A
Mid Cap Index Trust ...............      6,226(6)           N/A           N/A
Total Stock Market Index Trust ....     13,485(6)           N/A           N/A
500 Index Trust ...................     23,931(6)           N/A           N/A
Lifestyle Aggressive 1000 Trust ...     61,577              N/A           N/A
Lifestyle Growth 820 Trust ........    187,730              N/A           N/A
Lifestyle Balanced 640 Trust ......    186,400              N/A           N/A
Lifestyle Moderate 460 Trust ......     75,950              N/A           N/A
Lifestyle Conservative 280 Trust ..     50,226              N/A           N/A


(2)  For the period May 1, 1999 (commencement of operations) to December 31,
     1999.

(3) Of this amount, $278,387 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(4) Of this amount, $287,543 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount, $211,934 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6)  For the period May 1, 2000 (commencement of operations) to December 31,
     2000.

(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(8)  Formerly, the Mid Cap Blend Trust


INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

      Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

      - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

      - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

      -     brokers' commissions;

      - issue and transfer taxes on securities transactions to which the Trust is a party;

      -     taxes and fees payable by the Trust; and

      - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

      - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

      Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

      Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

      Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

      Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

      -     the Board of Trustees of the Trust;

      - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

      -     the Adviser,

      -     in the case of the Subadvisory Agreements, by the respective
            Subadviser.

The Agreements will automatically terminate in the event of their assignment.

      Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

      The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

      As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

      -     price, dealer spread or commission, if any,

      - the reliability, integrity and financial condition of the broker-dealer,

      -     size of the transaction,

      -     difficulty of execution, and

      -     brokerage and research services provided.

      Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

      Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

      Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

      -     the value of securities,

      -     the advisability of purchasing or selling securities,

      - the availability of securities or purchasers or sellers of securities, and

      - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
            (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

      To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

      Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

      "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

      Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

      Brokerage Commissions Paid. For the years ended December 31, 2000, 1999 and 1998, the Trust paid brokerage commissions in connection with portfolio transactions of $30,480,942 , $21,888,116 and $11,980,539, respectively, allocated among the portfolios as follows:

PORTFOLIO                                   2000             1999             1998
-------------------------------------------------------------------------------------
Internet Technologies Trust .........        12,816(3)           N/A              N/A
Pacific Rim Emerging Markets Trust ..    $  285,691       $  231,264       $  106,176
Science & Technology Trust ..........     1,373,214          558,599          130,494

International Small Cap Trust .....    8,440,319       2,670,462         258,535
Aggressive Growth Trust ...........      465,370         192,212         238,538
Emerging Small Company Trust ......      146,790         609,657         369,979
Small Company Blend Trust .........       79,174         54,9682             N/A
Dynamic Growth Trust ..............     103,7393             N/A             N/A
All Cap Growth Trust ..............    1,562,480       1,198,534       1,033,940
Mid Cap Stock Trust ...............      400,532        123,5532             N/A
Overseas Trust ....................    1,790,076       1,075,432         837,199
International Stock Trust .........      542,577         353,494         260,776
International Value Trust .........      359,614        220,8242             N/A
Capital Appreciation Trust ........        5,943(4)          N/A             N/A
Strategic OpportunitiesTrust(5) ...    2,985,632       3,294,528       2,738,492
Global Equity Trust ...............    1,455,103       1,419,066         532,673
Growth Trust ......................    1,388,033         860,907         573,019
Large Cap Growth Trust ............      616,584         561,368         109,827
Quantitative Equity Trust .........    1,047,307         938,331         627,626
Blue Chip Growth Trust ............    1,350,048       1,002,743         626,069
Real Estate Securities Trust ......    1,418,559       1,408,916         586,437
Small Company Value Trust .........      422,969         455,528         501,974
Value Trust .......................      328,316         435,054         387,203
Tactical Allocation  Trust ........       26,488(3)          N/A             N/A
Equity-Index Trust ................        8,272           4,918           4,150
Growth & Income Trust .............    1,753,576       1,494,630         851,452
U.S. Large Cap Value Trust ........      397,289         267,744(2)          N/A
Equity-Income Trust ...............      805,529         751,867         433,416
Income & Value Trust ..............      366,221         730,819         194,852
Balanced Trust ....................      300,445         906,347         549,826
High Yield Trust ..................          310             958             N/A
Strategic Bond Trust ..............          N/A             N/A             N/A
Global Bond Trust .................          770             N/A             N/A
Total Return Trust ................       36,332          25,198(2)          N/A
Investment Quality Bond Trust .....          N/A             325             N/A
Diversified Bond Trust ............          N/A          39,870          27,886
U.S. Government Securities Trust ..          N/A             N/A             N/A
Money Market Trust ................          N/A             N/A             N/A
Small Cap IndexTrust ..............       26,476(3)          N/A             N/A
International Index Trust .........       89,514(3)          N/A             N/A
Mid Cap Index Trust ...............       26,420(3)          N/A             N/A
Total Stock Market Index Trust ....       38,924(3)          N/A             N/A
500 Index Trust ...................       23,490(3)          N/A             N/A
Lifestyle Aggressive 1000 Trust ...          N/A             N/A             N/A
Lifestyle Growth 820 Trust ........          N/A             N/A             N/A
Lifestyle Balanced 640 Trust ......          N/A             N/A             N/A
Lifestyle Moderate 460 Trust ......          N/A             N/A             N/A
Lifestyle Conservative 280 Trust ..          N/A             N/A             N/A

(2)  For the period May 1, 1999 (commencement of operations) to December 31,
     1999.

(3)  For the period May 1, 2000 (commencement of operations) to December 31,
     2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5)  Formerly, the Mid Cap Blend Trust.

         Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2000, the following brokers were affiliated brokers of the listed portfolios:

Broker                                               Portfolio                         Explanation
----------------------------------------------------------------------------------------------------------------------
Fund Management Company, Inc.                 Aggressive Growth Trust          Affiliated brokers due to the
A I M Distributors, Inc.                      All Cap Growth Trust             position of A I M Capital
                                                                               Management, Inc. as subadviser to
                                                                               these Portfolios.

Nomura Securities                             Small Company Value Trust        Affiliated brokers due to the
Nomura Securities International                                                position of AXA Rosenberg
DLJ                                                                            Investment Management LLC as
Paribas                                                                        subadviser to this Portfolio.
BNP Securities

Fidelity Capital Markets, a division of       Overseas Trust                   Affiliated brokers due to the
     National Financial Services LLC          Strategic Opportunities Trust    position of  FMR as subadviser to
Fidelity Brokerage Services LLC               (formerly, Mid Cap Blend         these Portfolios.
Fidelity Distributors Corporation             Trust)
Fidelity Investments Institutional Services   Large Cap Growth Trust            FMR resigned as subadviser to
Company, Inc.                                                                  the Diversified Bond and Income &
REDIBook                                                                       Value Trusts on May 1, 1999.
Fidelity Global Brokerage Group, LLC, a       Diversified Bond Trust
wholly-owned subsidiary of FMR Corp., has a   Income & Value Trust
20.5% equity ownership interest in REDIBook
ECN LLC.

Buck Investment Services, Inc.                International Small Cap Trust    Affiliated brokers due to the
Dreyfus Financial Services Corp.              Balanced Trust                   position of Founders Asset
Dreyfus Investment Services Corp.                                              Management, LLC as subadviser to
Dreyfus Service Corporation                                                    these Portfolios.
Mellon Financial Markets, Inc.

Franklin Templeton Distributors Inc.          Emerging Small Company Trust     Affiliated brokers due to the
Templeton Franklin Investment Services Inc.   International Value Trust        position of Franklin Advisers, Inc.
                                                                               as subadviser to the Emerging Small
                                                                               Company Trust and the position of
                                                                               Templeton Investment Counsel, Inc.
                                                                               as subadviser to the International
                                                                               Value Trust.

Fred Alger & Company Incorporated             All Cap Growth Trust             Affiliated broker due to the
                                                                               position of Fred Alger Management,
                                                                               Inc. as subadviser to this
                                                                               Portfolio prior to May 1, 1999.

J.P. Morgan Securities Inc.                   Overseas Trust                   Affiliated brokers due to the
J.P. Morgan Securities Ltd.                                                    position of J.P. Morgan Investment
                                                                               Management, Inc. as subadviser to
                                                                               this portfolio prior to May 1, 1999.

Morgan Stanley & Co. Inc.                     Global Equity Trust              Affiliated brokers due to the
Morgan Stanley International Limited          Value Trust                      position of Morgan Stanley Asset
Dean Witter Reynolds, Inc.                    High Yield Trust                 Management. as subadviser to the
Discover Brokerage Direct, Inc.                                                Global Equity Trust and the
AB Asesores                                                                    position of Miller Anderson &
                                                                               Sherrerd, LLP as subadviser to the
                                                                               Value Trust and the High Yield Trust.

Dresdner Bank                                 Global Bond Trust                Affiliated broker due to the position
                                                                               of Oechsle International Advisors,
                                                                               LLC as subadviser to this Portfolio
                                                                               prior to May 1, 1999.

Broker                                             Portfolio                         Explanation
-------------------------------------------------------------------------------------------------------------------
PIMCO Funds Distributors LLC                  Global Bond Trust                Affiliated broker due to the
                                              Total Return Trust               position of Pacific Investment
                                                                               Management Company as subadviser to
                                                                               these Portfolios.

Citicorp Financial Services Corp.             U.S. Government Securities       Affiliated broker due to the
Citicorp Investment Services                  Trust                            position of Salomon Asset
Citicorp Securities Services, Inc.            Strategic Bond Trust             Management Inc. as subadviser to
Citicorp Securities, Inc.                                                      these Portfolios.
Copeland Equities, Inc.
Liberty Brokerage
PFS Distributors, Inc.
PFS Investments Inc.
The Robinson-Humphrey Company
Salomon Reinvestment Company Inc
Salomon Smith Barney Inc.
Smith Annuity Services, Inc.
Smith Barney Puerto Rico Inc.
Tower Square Securities, Inc.
Travelers Distribution Company
Tribeca Investments, L.L.C.

State Street Brokerage Services, a division   Growth Trust                     Affiliated broker due to the
of State Street Capital Markets, LLC                                           position of State Street Global
                                                                               Advisors as subadviser to this
                                                                               Portfolio.

Robert Fleming                                International Stock Trust        Affiliated broker due to the
Jardine Fleming                                                                position of T. Rowe Price
Ord Minnet                                                                     International, Inc. as subadviser
                                                                               to this Portfolio.

Hochman & Baker Securities, Inc.              Capital Appreciation Trust       Affiliated broker due to the
Pruco Securities Corporation                                                   position of  Jennison Associates
Prudential Investment Management Services                                      LLC as subadviser to this Portfolio
LLC
Prudential Securities Incorporated
Wexford Clearing Services Corporation


PaineWebber Inc.                              Tactical Allocation Trust        Affiliated broker due to the
Paine Webber Services Inc.                                                     position of Mitchell Hutchins Asset
Paine Webber Incorporated                                                      Management Inc. as subadviser to
of Puerto Rico                                                                 this Portfolio
J.C. Bradford & Co. L.L.C.
Correspondent Services Corporation
UBS Warburg AG
UBS Warburg Asia Limited
UBS Warburg Pte Ltd
UBS Warburg Securities India Private
    Limited
UBS Warburg Securities Ltd
UBS (Cayman Islands) Ltd
UBS (Panama) SA
UBS Bank (Canada)
UBS Futures & Options Ltd
UBS Warburg (France) SA
UBS Warburg (Futures & Options)Pte Ltd
UBS Warburg (Israel) Ltd
UBS Realty Investors LLC
UBS Agrivest LLC
Allegis Capital LLC
Schroder Munchmeyer Hengst AG

Comerica Investment Services, Inc.            Internet Technologies            Affiliated broker due to the
                                                                               position of Munder Capital
                                                                               Management as a subadviser to this
                                                                               Portfolio

Commission Paid to J.P. Morgan Securities

         For the year ended December 31, 1998, no brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust. For the years ended December 31, 1999 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
  Overseas Trust..........................         $                            %                         %
Year ended December 31, 1999:
  Overseas Trust..........................      $19,178                       1.78%                     0.09%
Year ended December 31, 1997:
Overseas Trust............................       $516                         0.07%                     0.34%

Commissions Paid to Fidelity Capital Markets

         For the year ended December 31, 1998, no brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust (formerly, the Mid Cap Blend Trust), the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust. For the years ended December 31, 1999 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
  Overseas Trust..........................    $     0                         0.00%                     0.00%
Year ended December 31, 1999:
Overseas Trust............................    $   445                         0.04%                     0.00%
 Strategic Opportunities Trust..........      $13,286                         0.26%                     0.08%
Year ended December 31, 1997:
 Strategic Opportunities Trust..........      $13,286                         0.26%                     0.08%

Commissions Paid to Morgan Stanley & Co., Incorporated

         For the years ended December 31, 1999 and 1998, no brokerage commissions were paid to MORGAN STANLEY & CO., INCORPORATED by the Value Trust and the High Yield Trust. For the year ended December 31, 2000, brokerage commissions were paid as follows:


                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Global Equity Trust.......................      $17,981                      1.24%                    0.00%
Year ended December 31, 1999:
Global Equity Trust.......................      $2,508                        0.18%                     0.01%
Year ended December 31, 1998:
Global Equity Trust.......................      $91,860                       0.17%                     0.03%

Commissions Paid to Morgan Stanley International
         For the years ended December 31, 1999 and 1998, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Global Equity Trust.......................      $36,403                      2.50%                    0.01%

Commissions Paid to Fred Alger & Company Incorporated
         For the years ended December 31, 1999 and 1998, brokerage commissions were paid to FRED ALGER & COMPANY INCORPORATED as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------

Year ended December 31, 1999:
All Cap Growth Trust......................     $471,395                      39.33%                     2.15%
Year ended December 31, 1998:
All Cap Growth Trust......................    $1,029,644                     99.58%                     0.05%

Commissions Paid to Robert Fleming

         For the years ended December 31, 2000, 1999 and 1998 brokerage commissions were paid to ROBERT FLEMING as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------

Year ended December 31, 2000:
International Stock Trust.................      $10,317                      1.90%                    0.00%
Year ended December 31, 1999:
International Stock Trust.................       $240                         0.07%                     0.00%
Year ended December 31, 1998:
International Stock Trust.................      $8,658                        3.32%                     0.01%

Commissions Paid to Ord Minnet

         For the year ended December 31, 1999, no brokerage commissions were paid to ORD MINNET. For the years ended December 31, 1998 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
International Stock Trust.................      $1,526                       0.28%                    0.00%
Year ended December 31, 1998:
International Stock Trust.................       $415                         0.16%                     0.00%

Commissions Paid to Jardine Fleming

         For the years ended December 31, 1998, no brokerage commissions were paid to JARDINE FLEMING. For the year ended December 31, 1999 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
International Stock Trust.................      $10,461                      1.93%                    0.00%
Year ended December 31, 1999:
International Stock Trust.................      $4,138                        1.17%                     0.02%


Commissions Paid to DLJ

         For the year ended December 31, 1999 and December 31, 2000, brokerage commissions were paid to DLJ as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Small Company Value Trust.................      $5,256                       1.24%                    0.00%
Year ended December 31, 1999:
Small Company Value Trust.................      $8,761                        1.92%                     0.04%

         For the years ended December 31, 2000, brokerage commissions were paid to BNP Securities by the Small Company Value Trust as follows:


                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
 Small Company Value Trust...............       $234                         0.06%                    0.00%



                                   PURCHASE AND REDEMPTION OF SHARES

         The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

         The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

         Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

         Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

         Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

         In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

      -     redeeming shares in kind;

      - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

      -     withholding or reducing dividends;

      - utilizing a net asset value per share based on available market quotations; or

      - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA.

                                PERFORMANCE DATA

         Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

         The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                            TOTAL ANNUALIZED RETURN(6)

    TRUST PORTFOLIO                        ONE YEAR       FIVE YEARS      SINCE INCEPTION       DATE FIRST
                                             ENDED          ENDED           OR 10 YEARS,        AVAILABLE
                                          12/31/2000      12/31/2000       WHICHEVER IS
                                                                          SHORTER THROUGH
                                                                            12/31/2000
-----------------------------------------------------------------------------------------------------------
Internet Technologies Trust                       NA            NA             -43.76%(3)         5/1/2000
Pacific Rim Emerging Markets Trust(1)         -24.37%         -3.20%            -1.73%            10/04/94
Science and Technology Trust                  -34.06%           N/A             20.20%            01/01/97
International Small Cap Trust                 -29.16%           N/A             10.40%            03/04/96
Aggressive Growth Trust                         3.00%           N/A              9.33%            01/01/97
Emerging Small Company Trust                   -4.30%           N/A             18.11%            01/01/97
Small Company Blend Trust                     -19.74%           N/A              1.90%            05/01/99

Dynamic Growth Trust                        N/A            N/A         -36.16%(3)        5/1/2000
Mid Cap Stock Trust                       -3.97%           N/A          -1.93%           05/01/99
All Cap Growth Trust                     -10.79%           N/A          15.92%           03/04/96
Overseas Trust                           -18.72%          6.78%          6.84%           01/09/95
International Stock Trust                -16.57%           N/A           5.96%           01/01/97
International Value Trust                 -6.46%           N/A          -1.73%           05/01/99
Capital Appreciation Trust                  N/A            N/A         -12.24%(4)       11/01/2000
Strategic Opportunities Trust(5)          -6.37%         13.39%         14.70%(2)        06/18/85
Global Equity Trust                       12.19%         12.17%         11.21%(2)        03/18/88
Growth Trust                             -27.29%           N/A          12.81%           07/15/96
Large Cap Growth Trust                   -14.24%         11.49%         11.92%(2)        08/03/89
Quantitative Equity Trust                  6.30%         20.26%         17.17%(2)        04/30/87
Blue Chip  Growth Trust                   -2.76%         18.98%         13.34%           12/11/92
Real Estate Securities Trust(1)           25.71%          9.04%         13.73%(2)        04/30/87
Small Company Value Trust                  5.93%           N/A           1.25%           10/01/97
Value Trust                               24.57%           N/A           9.80%           01/01/97
Equity Index Trust(1)                     -9.29%           N/A          17.05%           02/14/96
Tactical Allocation Trust                   N/A            N/A          -3.20%(3)        5/1/2000
Growth & Income Trust                     -7.12%         17.91%         15.53%           04/23/91
U.S. Large Cap Value Trust                 2.78%           N/A           3.31%           05/01/99
Equity-Income Trust                       12.99%         14.68%         13.96%           02/19/93
Income & Value Trust                       4.94%         10.83%         11.12%(2)        08/03/89
Balanced Trust                            -9.33%           N/A           4.66%           01/01/97
High Yield Trust                          -8.97%           N/A           3.30%           01/01/97

                         TRUST PORTFOLIO                    ONE YEAR       FIVE YEARS     SINCE INCEPTION     DATE FIRST
                                                              ENDED          ENDED          OR 10 YEARS,      AVAILABLE
                                                           12/31/2000      12/31/2000       WHICHEVER IS
                                                                                          SHORTER THROUGH
                                                                                             12/31/2000
------------------------------------------------------------------------------------------------------------------------
          Strategic Bond Trust                                7.28%          7.18%             7.93%           02/19/93
          Global Bond Trust                                   1.68%          3.51%             6.88%(2)        03/18/88
          Total Return Trust                                 10.49%           N/A              5.51%           05/01/99
          Investment Quality Bond Trust                       9.40%          5.63%             7.45%(2)        06/18/85

Diversified Bond Trust                    10.32%         7.96%      8.98%(2)   08/03/89
U.S. Government Securities Trust          10.87%         5.92%      7.09%(2)   03/18/88
Money Market Trust(1)                      5.88%         5.15%      4.70%(2)   06/18/85
Small Cap IndexTrust                        N/A           N/A      -6.38%(3)   5/1/2000
International Index Trust                   N/A           N/A      -9.84%(3)   5/1/2000
Mid Cap IndexTrust                          N/A           N/A       7.15%(3)   5/1/2000
Total Stock Market Index Trust              N/A           N/A     -10.04%(3)   5/1/2000
500 Index Trust                             N/A           N/A      -9.57%(3)   5/1/2000
Lifestyle Aggressive 1000 Trust           -5.11%          N/A       6.07%      01/07/97
Lifestyle Growth 820 Trust                -3.05%          N/A       8.15%      01/07/97
Lifestyle Balanced 640 Trust               2.45%          N/A       8.61%      01/07/97
Lifestyle Moderate 460 Trust               4.26%          N/A       8.89%      01/07/97
Lifestyle Conservative 280 Trust           7.62%          N/A       8.54%      01/07/97

(1) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2)  10 Years

(3)  Aggregate Return for the period May 1, 2000 to December 31, 2000.

(4)  Aggregate Return for the period November 1, 2000 to December 31, 2000.

(5) Effective April 30, 2001 Mid Cap Blend Trust changed its name to Strategic Opportunities Trust.

(6) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Small Company Value, Blue Chip Growth, Equity-Income, Capital Appreciation, the Lifestyle Trusts, each Index Trust (except the 500 Index Trust).

The Trust may also from time to time include in advertising and sales literature the following:

      - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

      - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

      - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

         The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:


      -     Dow Jones Industrial Average,

      - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

      -     S&P 500 Index,

      -     Value Line Composite, and

      - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

         The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

      -     SEI,

      - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

      - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

      -     Frank Russell International Universe, and

      - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

         The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

- The Manufacturers Life Insurance Company of North America ("Manulife North America"), formerly North American Security Life Insurance Company, a Delaware stock life insurance company controlled by Manulife Financial. Manulife Financial is a mutual life insurance company located at 73 Tremont Street, Boston, MA 02108.

- The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

- The Manufacturers Life Insurance Company of America ("Manufacturers America"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers America is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

- The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

         Currently, the four insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

         Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife North America, Manulife New York, Manufacturers America, Manufacturers USA or of other insurance companies;

(b) Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA;

(c)   MSS;

(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife North America, Manulife New York, Manufacturers America, Manufacturers USA or MSS, and

(e)   any trustee of a qualified pension or retirement plan.

As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

         Voting of Shares by the Insurance Companies. Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

         Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

         Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

         Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

         Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

Existing Name                               Prior Name                               Date of Change
-------------                               ----------                               --------------
Blue Chip Growth                            Pasadena Growth                          October 1, 1996
Quantitative Equity                         Common Stock                             December 31, 1996
Equity-Income                               Value Equity                             December 31, 1996
Emerging Small Company                      Emerging Growth                          November 2, 1998
Large Cap Growth                            Aggressive Asset Allocation              May 1, 1999
Income & Value                              Moderate Asset Allocation                May 1, 1999
Diversified Bond                            Conservative Asset Allocation            May 1, 1999
Overseas                                    International Growth & Income            May 1, 1999
Mid Cap Growth                              Small/Mid Cap                            May 1, 1999
Aggressive Growth                           Pilgrim Baxter Growth                    May 1, 1999
Global Bond                                 Global Government Bond                   May 1, 1999
Mid Cap Blend                               Equity                                   May 1, 1999
All Cap Growth                              Mid Cap Growth                           May 1, 2000
Mid Cap Blend                               Strategic Opportunities                  April 30, 2001

         Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

         Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

         Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

         The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

      - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

      - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

      - Issue additional series of shares or separate classes of existing series of shares.

         Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

         Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

         Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

         The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S.

Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

         To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

         To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

         Because only insurance company separate accounts will beneficially own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount in excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

         Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short- sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

         Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

         Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

         Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

         The financial statements of the Trust at December 31, 2000, are incorporated herein by reference from the Trust's most recent Annual Report and Semi Annual report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.


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
                             INDEPENDENT ACCOUNTANTS

         The financial statements of the Trust at December 31, 2000, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304.

                                    CUSTODIAN

         State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

         The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.


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                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
     -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.


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
P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


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                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

         The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


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